                                                  NICHOLAS-APPLEGATE-Registered
                                                                     Trademark-
                                              MUTUAL FUNDS INSTITUTIONAL SHARES





                                 Annual Report

                                 March 31, 1999





Nicholas-Applegate Mutual Funds renamed to Pilgrim Mutual Funds

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDER,

The recently ended fiscal year brought about exciting developments -- and new challenges -- in global financial markets. Investor optimism over the long-term growth for many of the world's economies overpowered concerns of economic and currency troubles.

  In the United States, a potent mix of robust economic expansion, subdued inflation and sustained earnings growth propelled large-cap stocks to uncharted heights while small- and mid-caps remained out of favor during much of the period.

  Stock markets in Europe rallied on the back of favorable trends which cushioned the impact of an economic slowdown in the region. A key development was the advent of European Monetary Union (EMU). For many countries in Europe, the creation of a single currency brought significant benefits, such as a drop in interest rates and increased competition among companies.

  In crisis-battered emerging countries, the first signs of improvement have started to surface. Following a turbulent period that saw steep declines in many emerging markets, prospects for the asset class have become more promising.

  A common theme during the fiscal year was the strong performance of technology companies around the world. We believe the prospects for technology stocks are compelling. In August of 1998, we launched the Nicholas-Applegate Global Technology Fund to capture the long-term growth potential inherent within the sector.

  In our constant search for the world's most promising investments, we have successfully identified winners during the period. Strict adherence to our investment philosophy led us to invest in companies displaying strong earnings growth and the potential to exceed expectations.

  Fixed-income instruments have displayed resiliency in the face of global developments. The Federal Reserve Board's decision to lower short-term interest rates three times in 1998, which triggered an easing of monetary policies worldwide, helped alleviate concerns over liquidity and mitigated a crisis of confidence.

  To better serve our core institutional clients, we sold our US retail mutual funds business in the first quarter of 1999. We also announced the sale of our Houston-based fixed income management business in April. Our goal is to sharpen the firm's strategic focus on our institutional and high net worth clients while maintaining our competitive edge as a key player in the global investment arena.

  As we look back on the last four quarters and share our insights in this Annual Report, we thank you for choosing Nicholas-Applegate as a partner in pursuit of your investment objectives. We look forward to serving you through the Nicholas-Applegate Institutional Funds, the successor organization to the Nicholas-Applegate Mutual Funds Institutional Shares. We are confident that the consistent application of our investment philosophy and process will reward shareholders in the years to come.

Sincerely Yours,

/S/ ART NICHOLAS
Art Nicholas
Managing Partner
Nicholas-Applegate Capital Management

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Funds' Review and Outlook, Performance and Schedules of Investments
  Large Cap Growth......................................................      1
  Value.................................................................      4
  Mid Cap Growth........................................................      8
  Small Cap Growth......................................................     12
  Mini Cap Growth.......................................................     19
  Convertible...........................................................     24
  High Quality Bond.....................................................     29
  High Yield Bond.......................................................     36
  Short-Intermediate....................................................     41
  International Core Growth.............................................     46
  International Small Cap Growth........................................     51
  Emerging Countries....................................................     56
  Greater China.........................................................     61
  Latin America.........................................................     65
  Pacific Rim...........................................................     69
  Worldwide Growth......................................................     73
  Global Blue Chip......................................................     79
  Global Growth & Income................................................     84
  Global Technology.....................................................     89
The Funds'
  Financial Highlights..................................................     94
  Statements of Assets and Liabilities..................................     96
  Statements of Operations..............................................    100
  Statements of Changes in Net Assets...................................    104
  Notes to the Financial Statements.....................................    110
Report of Independent Auditors..........................................    123

------------------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus. Distributor:
Nicholas-Applegate Securities.

                      (This page intentionally left blank)

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW
B. GALLAGHER, Partner, Portfolio Manager; EMMY SOBIESKI, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager.

  GOAL: The Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in stocks from a universe of US companies with market capitalizations corresponding to the upper 90% of the Russell 1000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the US market was characterized by:

  - a narrow advance among large-cap stocks

  - outperformance of growth stocks versus value stocks

  - outperformance of large caps versus mid and small caps

  In the third quarter of 1998, many US indices reached new highs. However, those stellar returns quickly eroded as investors grew fearful of wage pressures, inflation and slower-than-expected economic growth in the United States. Large caps declined but not as severely as small-cap stocks which were among the hardest hit. Technology stocks suffered the most severe losses among all sectors.

  Late in the third quarter, cautious investors turned to the greater liquidity and perceived safety of larger-cap stocks, accounting for their superior performance. In an effort to thwart a US economic crisis, the Federal Reserve Board lowered short-term interest rates three times in a six-week period ending in mid-November. Confidence and liquidity returned to the markets and technology stocks, particularly Internet-related issues, led a rally.

  Reflecting investors' preference for large caps, the Dow Jones Industrial Average closed above 10,000 for the first time on March 29.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares gained 64.3% versus 28.1% for the Russell 1000 Growth Index.

  PORTFOLIO SPECIFICS: Superior stock selection resulted in the fund's outperformance. Among the top-performing holdings were consumer services stocks America Online, At Home and Time Warner and technology companies Cisco Systems, Sun Microsystems and Ascend Communications. At the end of March 1999, 21% of the fund's stocks were in the consumer services sector, up from 8% last March.

  Due to eroding earnings projections, we reduced our exposure on a stock-specific basis among retail, drug/pharmaceutical and finance/investment stocks.

  MARKET OUTLOOK: We continue to find promising opportunities with exceptional earnings growth in the large-cap segment. We expect stocks with the strongest earnings growth rates will continue to attract investor attention. These are precisely the stocks in which we invest.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LARGE CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 1000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 64.28%                         As of 03/31/99                        57.55%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               Large Cap Growth Fund Institutional Shares    Russell 1000 Growth Index
12/27/1996                                    $250,000.00                  $250,000.00
1/97                                          $272,400.00                  $263,452.07
2/97                                          $267,800.00                  $261,660.59
3/97                                          $260,000.00                  $247,499.52
4/97                                          $270,000.00                  $263,933.49
5/97                                          $300,200.00                  $282,981.57
6/97                                          $311,400.00                  $294,300.83
7/97                                          $350,200.00                  $320,317.03
8/97                                          $342,200.00                  $301,578.48
9/97                                          $359,600.00                  $316,419.16
10/97                                         $359,200.00                  $304,711.65
11/97                                         $354,896.62                  $317,652.75
12/97                                         $361,073.21                  $321,210.46
1/98                                          $366,477.73                  $330,814.66
2/98                                          $400,191.62                  $355,698.54
3/98                                          $424,640.63                  $369,876.68
4/98                                          $438,280.60                  $374,995.77
5/98                                          $427,214.20                  $364,353.39
6/98                                          $458,097.16                  $386,670.04
7/98                                          $448,284.00                  $384,110.28
8/98                                          $373,570.00                  $326,455.33
9/98                                          $420,006.82                  $351,533.63
10/98                                         $451,656.50                  $379,796.93
11/98                                         $494,720.82                  $408,699.48
12/98                                         $580,590.04                  $445,564.17
1/99                                          $645,964.79                  $471,718.79
2/99                                          $632,474.76                  $450,161.24
3/31/1999                                     $697,590.09                  $473,884.74

This graph compares a $250,000 investment in the Large Cap Growth Fund Institutional Shares with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 96.1%
-----------------------------------------------------------------
AIRLINES -- 1.6%
  Southwest Airlines....................      27,800  $   840,950
                                                      -----------
APPAREL -- 3.0%
  Nike, Inc. Cl. B......................      26,200    1,511,412
                                                      -----------
BEVERAGES-NON-ALCOHOLIC -- 3.2%
  Pepsi Bottling Group, Inc.............      75,600    1,639,575
                                                      -----------
BIOTECHNOLOGY -- 2.7%
  Amgen, Inc.*..........................      18,200    1,362,725
                                                      -----------
BROADCASTING -- 10.9%
  AT&T Corp. - Liberty Media Group Cl.
    A*..................................      22,256    1,171,222
  Comcast Corp. Cl. A...................      24,400    1,535,675
  Infinity Broadcasting Corp. Cl. A*....      60,800    1,565,600
  Time Warner, Inc......................      18,600    1,321,762
                                                      -----------
                                                        5,594,259
                                                      -----------
COMPUTERS -- 9.6%
  Cisco Systems, Inc.*..................      14,450    1,583,178
  EMC Corp.*............................      12,900    1,647,975
  Sun Microsystems, Inc.*...............      13,600    1,699,150
                                                      -----------
                                                        4,930,303
                                                      -----------
DRUGS/PHARMACEUTICALS -- 3.1%
  Forest Laboratories, Inc. Cl. A*......      28,400    1,601,050
                                                      -----------
FOOD -- 1.9%
  Kroger Co.*...........................      16,600      993,925
                                                      -----------
INSURANCE -- 5.2%
  American International Group..........      13,559    1,635,554
  Cigna Corp............................      12,600    1,056,038
                                                      -----------
                                                        2,691,592
                                                      -----------
INTERNET SOFTWARE -- 7.4%
  America Online, Inc...................      13,300    1,941,800
  At Home Corp. Series A*...............      11,900    1,874,250
                                                      -----------
                                                        3,816,050
                                                      -----------
LEISURE/GAMING -- 2.3%
  MGM Grand, Inc.*......................      35,300    1,186,962
                                                      -----------
MISCELLANEOUS MANUFACTURING -- 2.4%
  Tyco International, Ltd...............      17,200    1,234,100
                                                      -----------
OIL & GAS SERVICES -- 3.1%
  Halliburton Co........................      41,500    1,597,750
                                                      -----------
PAPER & RELATED PRODUCTS -- 2.5%
  International Paper Co................      30,700    1,295,156
                                                      -----------
PIPELINES -- 3.0%
  Williams Cos., Inc....................      39,200    1,548,400
                                                      -----------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
RETAIL-BUILDING PRODUCTS -- 2.3%
  Home Depot, Inc.......................      18,600  $ 1,157,850
                                                      -----------
RETAIL-DISCOUNT -- 3.1%
  Wal-Mart Stores, Inc..................      17,300    1,594,844
                                                      -----------
SAVINGS & LOANS -- 2.7%
  Washington Mutual, Inc................      33,200    1,357,050
                                                      -----------
TELECOMMUNICATIONS -- 7.2%
  Qwest Communications International,
    Inc.*...............................      17,000    1,225,594
  RSL Communications, Ltd. Cl. A*.......      28,200    1,013,437
  Sprint Corp.- PCS Group*..............      32,600    1,444,588
                                                      -----------
                                                        3,683,619
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 10.4%
  Ascend Communications, Inc.*..........      19,000    1,590,063
  Motorola, Inc.........................       8,600      629,950
  Nokia OYJ -- ADR......................      10,200    1,588,650
  Qualcomm, Inc.*.......................      12,400    1,542,250
                                                      -----------
                                                        5,350,913
                                                      -----------
TELEPHONE -- 8.5%
  Alltel Corp...........................      24,200    1,509,475
  AT&T Corp.............................      19,026    1,518,513
  MCI Worldcom, Inc.*...................      15,000    1,328,438
                                                      -----------
                                                        4,356,426
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $38,196,071)...............................   49,344,911
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 6.1%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $2,546,000    2,546,000
  Central Illinois Public Utilities
    5.030%, 04/01/99....................     577,000      577,000
                                                      -----------
TOTAL COMMERCIAL PAPER
  (Cost: $3,123,000)................................    3,123,000
                                                      -----------

TOTAL INVESTMENTS -- 102.2%
  (Cost: $41,319,071).............................      52,467,911
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%)...      (1,130,924)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   51,336,987
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; JOHN J. KANE, Partner, Portfolio Manager; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; MARK STUCKELMAN, Portfolio Manager.

  GOAL: The Value Fund seeks to provide total return through long-term capital appreciation plus dividend income. Holdings reflect a diversified portfolio comprised predominantly of US companies with larger market capitalizations.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the US market experienced a high level of volatility due to:

  - economic weakness in emerging markets

  - the devaluation of the Russian ruble

  - a crisis of confidence exacerbated by losses at hedge fund Long-Term Capital Management

  Throughout the period, the US market was characterized by the following themes:

  - large-cap returns outpaced those of mid and small caps

  - growth-oriented stocks outperformed value

  - a narrow advance among select large caps masked broader market weakness

  With a questionable outlook for corporate profits, investors focused on stocks with the greatest earnings gains, especially within the large-cap segment. As a result, growth stocks significantly outperformed value stocks in the period.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares gained 4.4% versus 5.1% for the Russell 1000 Value Index and 18.5% for the S&P 500.

  PORTFOLIO SPECIFICS: Returns for the fund trailed the S&P 500 as the benchmark's growth-oriented components delivered exceptional gains. We found few stocks meeting our valuation criteria among technology and Internet-related companies. As a result, we were underweighted in these strong-performing areas.

  Among holdings that had the most adverse impact on returns were Bear Stearns and BankAmerica, both of which suffered from exposure to the default on Russian bonds. We sold those positions in the fourth quarter of 1998.

  Among the best-performing holdings were Wal-Mart and United Technologies. Also, stock selection in the health technology sector made a positive contribution to fund gains.

  LOOKING FORWARD: While they have been overlooked, value stocks could recapture investor favor as a result of attractive relative valuations, accelerating corporate profits in the second half of 1999 and a rebound in the global economy.

  While the appeal of growth stocks has been enhanced by an overall lackluster profit environment, we believe value stocks will benefit from an anticipated pick-up in the earnings growth trend. As improving earnings become more prevalent, valuations will play a greater role in dictating investor preference.

--------------------------------------------------------------------------------

VALUE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN VALUE FUND INSTITUTIONAL SHARES WITH THE S&P 500 INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  4.43%                         As of 03/31/99                        28.72%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           VALUE FUND INSTITUTIONAL
                    SHARES            S&P 500 INDEX
4/30/96                 $250,000.00          $250,000
6/96                    $263,800.00       $257,424.51
9/96                    $278,800.00       $265,375.00
12/96                   $310,622.05       $287,496.57
3/97                    $316,935.51       $295,204.43
6/97                    $369,758.09       $346,741.03
9/97                    $428,683.68       $372,714.77
12/97                   $436,586.20       $373,414.92
3/98                    $500,064.74       $436,896.75
6/98                    $511,938.43       $451,323.27
9/98                    $448,322.65       $406,427.61
12/98                   $524,486.61       $493,000.28
3/31/99                 $522,237.74       $517,565.47

This graph compares a $250,000 investment in the Value Fund Institutional Shares with the S&P 500 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies and is considered to be generally representative of the U.S. stock market.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
VALUE FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 96.7%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 4.6%
  Boeing Co.............................       7,800  $   266,175
  United Technologies Corp..............       3,300      446,944
                                                      -----------
                                                          713,119
                                                      -----------
AIRLINES -- 1.0%
  AMR Corp.*............................       2,600      152,262
                                                      -----------
AUTO MANUFACTURERS -- 4.2%
  Ford Motor Co.........................       8,200      465,350
  General Motors Corp...................       2,000      173,750
                                                      -----------
                                                          639,100
                                                      -----------
BEVERAGES -- ALCOHOLIC -- 1.1%
  Anheuser-Busch Cos., Inc..............       2,300      175,231
                                                      -----------
CHEMICALS -- 1.4%
  DOW Chemical Co.......................       2,300      214,331
                                                      -----------
COMPUTER SOFTWARE -- 2.8%
  Compuware Corp.*......................       4,200      100,275
  Microsoft Corp.*......................       3,600      322,650
                                                      -----------
                                                          422,925
                                                      -----------
COMPUTERS -- 5.2%
  Comverse Technology, Inc.*............       1,900      161,500
  EMC Corp.*............................       1,800      229,950
  International Business Machines
    Corp................................       1,300      230,425
  NCR Corp.*............................       3,400      170,000
                                                      -----------
                                                          791,875
                                                      -----------
DISTRIBUTION/WHOLESALE -- 0.1%
  CHS Electronics, Inc..................       4,700       14,981
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 9.7%
  Citigroup, Inc........................       6,100      389,637
  Countrywide Credit IND, Inc...........       4,000      150,000
  Federal Home Loan Mortgage Corp.......       2,800      159,950
  Federal National Mortgage
    Association.........................       3,600      249,300
  Lehman Brothers Holdings, Inc.........       3,900      233,025
  Morgan Stanley Dean Witter Discover &
    Co..................................       3,000      299,812
                                                      -----------
                                                        1,481,724
                                                      -----------
DRUGS/PHARMACEUTICALS -- 0.7%
  Bristol-Myers Squibb Co...............       1,800      115,762
                                                      -----------
ELECTRIC -- 6.6%
  Allegheny Energy, Inc.................       5,200      153,400
  Entergy Corp..........................       5,900      162,250
  PECO Energy Co........................       3,300      152,625
  Public Service Enterprise Group.......       6,100      232,944

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

ELECTRIC (CONTINUED)

  Texas Utilities Co....................       3,800  $   158,413
  Unicom Corp...........................       4,200      153,563
                                                      -----------
                                                        1,013,195
                                                      -----------
ENTERTAINMENT -- 1.5%
  Viacom, Inc. Cl. B*...................       2,800      235,025
                                                      -----------
HEALTH CARE -- 1.0%
  Wellpoint Health Networks.............       2,100      159,206
                                                      -----------
HOME BUILDING -- 0.7%
  Lennar Corp...........................       4,700      105,162
                                                      -----------
HOME FURNISHINGS -- 1.3%
  Maytag Corp...........................       3,300      199,238
                                                      -----------
HOUSEHOLD PRODUCTS/WARES -- 2.0%
  Clorox Co.............................       2,600      304,687
                                                      -----------
INSURANCE -- 6.9%
  Allstate Corp.........................       6,100      226,081
  AMBAC Financial Group, Inc............       3,000      162,000
  Hartford Life, Inc. Cl. A.............       1,900      104,500
  Jefferson-Pilot Corp..................       3,400      230,350
  Marsh & Mclennan Cos..................       3,100      229,981
  Nationwide Financial Services Cl. A...       2,500      105,000
                                                      -----------
                                                        1,057,912
                                                      -----------
MACHINERY -- DIVERSIFIED -- 1.5%
  Ingersoll-Rand Co.....................       4,600      228,275
                                                      -----------
MINING -- 0.3%
  Cyprus Amax Minerals Co...............       4,200       50,925
                                                      -----------
MONEY CENTER BANKS -- 4.0%
  BankAmerica Corp......................       2,200      155,375
  Chase Manhattan Corp..................       5,700      463,481
                                                      -----------
                                                          618,856
                                                      -----------
OIL & GAS PRODUCERS -- 8.3%
  Chevron Corp..........................       1,900      168,031
  Coastal Corp..........................       6,700      221,100
  Diamond Offshore Drilling.............       2,400       75,900
  Exxon Corp............................       7,100      500,994
  Phillips Petroleum Co.................       3,300      155,925
  Tosco Corp............................       3,100       76,919
  Transocean Offshore, Inc..............       2,300       66,269
                                                      -----------
                                                        1,265,138
                                                      -----------
OTHER COMMERCIAL SERVICES -- 0.7%
  Hertz Corp. Cl. A.....................       2,100      112,350
                                                      -----------
PAPER & RELATED PRODUCTS -- 1.4%
  Georgia-Pacific.......................       2,900      215,325
                                                      -----------
PIPELINES -- 1.0%
  Enron Corp............................       2,400      154,200
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

REGIONAL/COMMERCIAL BANKS -- 8.0%
  Bank One Corp.........................       8,400  $   462,525
  First Union Corp......................       3,000      160,313
  Fleet Financial Group, Inc............       7,400      278,425
  M&T Bank Corp.........................         300      143,700
  Wells Fargo Co........................       5,000      175,313
                                                      -----------
                                                        1,220,276
                                                      -----------
RETAIL -- DISCOUNT -- 3.4%
  K Mart Corp.*.........................      11,200      188,300
  Wal-Mart Stores, Inc..................       3,600      331,875
                                                      -----------
                                                          520,175
                                                      -----------
SAVINGS & LOANS -- 2.7%
  Bank United Corp. Cl. A...............       2,300       94,013
  Charter One Financial, Inc............       5,400      155,841
  Golden West Financial Corp............       1,700      162,350
                                                      -----------
                                                          412,204
                                                      -----------
TELEPHONE -- 13.9%
  Ameritech Corp........................       4,200      243,075
  AT&T Corp.............................       6,700      534,744
  Bellsouth Corp........................       7,300      292,456
  GTE Corp..............................       5,900      356,950
  SBC Communications, Inc...............       4,700      221,488
  Sprint Corp.- FON Group...............       2,400      235,500
  U.S. West, Inc........................       4,500      247,781
                                                      -----------
                                                        2,131,994
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
TEXTILES -- 0.7%
  Mohawk Industries, Inc.*..............       3,400  $   102,000
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $13,305,029)...............................   14,827,453
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 32.6%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $  770,000      770,000
  Central Illinois Public Utilities
    5.030%, 04/01/99....................   4,221,000    4,221,000
                                                      -----------
TOTAL COMMERCIAL PAPER
  (Cost: $4,991,000)................................    4,991,000
                                                      -----------

TOTAL INVESTMENTS -- 129.3%
  (Cost: $18,296,029).............................      19,818,453
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (29.3%).................................      (4,496,094)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   15,322,359
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; WILLIAM H. CHENOWETH, CFA, Partner, Portfolio Manager; ANDREW GALLAGHER, Partner, Portfolio Manager; EMMY SOBIESKI, CFA, Portfolio Manager; THOMAS J. SULLIVAN, Portfolio Manager.

  GOAL: The Mid Cap Growth Fund seeks to maximize long-term capital appreciation through investments in US securities corresponding to the middle 90% of the Russell Midcap Growth Index at the time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the US market was characterized by:

  - a narrow advance among large-cap stocks

  - outperformance of growth stocks versus value stocks

  - outperformance of large caps versus mid and small caps

  In the third quarter of 1998, many US indices reached new highs. However, those stellar returns quickly eroded as investors grew fearful of wage pressures, inflation and slower-than-expected economic growth in the United States. Mid- and small-cap stocks suffered greater declines than large caps. Late in the third quarter, cautious investors turned to the greater liquidity and perceived safety of larger-cap stocks, accounting for their superior performance. In an effort to thwart a US economic crisis, the Federal Reserve Board lowered short-term interest rates three times in a six-week period ending in mid-November. Confidence and liquidity returned to the markets and technology stocks, particularly Internet-related issues, led a rally.

  Reflecting investors' preference for large caps, the Dow Jones Industrial Average closed above 10,000 for the first time on March 29. Despite its record-setting performance, the Dow's climb masked broader market weakness.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares gained 16.1% versus 8.9% for the Russell Midcap Growth Index.

  PORTFOLIO SPECIFICS: Stock selection, especially in the consumer services and technology sectors, was responsible for the fund's relative outperformance. Among the best-performing holdings during the period were Amazon.com, At Home and Ascend Communications.

  During the period, we reduced our exposure on a company-by-company basis in the following industries due to concerns over the sustainability of earnings growth: software; department/discount stores; and drugs/pharmaceuticals.

  MARKET OUTLOOK: The fundamental strengths evident within the mid-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks, reached historic lows. We expect stocks with the strongest earnings growth rates will continue to attract investor attention. These are precisely the stocks in which we invest.

--------------------------------------------------------------------------------

MID CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MID CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL MID CAP GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99
 1 YEAR                           5 YEARS                          10 YEARS
 16.09%                            18.75%                           19.51%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             MID CAP GROWTH
           FUND INSTITUTIONAL
                 SHARES         RUSSELL MID CAP GROWTH INDEX
9/30/85            250,000.00                       250,000.00
12/85              311,844.68                              n/a
12/86              414,298.40                       293,875.99
12/87              429,183.67                       301,984.30
12/88              483,551.39                       341,012.60
12/89              647,588.43                       448,379.58
12/90              652,316.35                       425,364.42
12/91            1,014,497.89                       625,418.63
12/92            1,151,984.48                       679,904.76
12/93            1,379,769.31                       756,008.21
12/94            1,234,649.94                       739,632.42
12/95            1,710,915.34                       991,040.20
12/96            1,992,539.17                     1,164,278.99
12/97            2,324,431.52                     1,426,667.47
12/98            2,665,064.26                     1,681,523.82
3/31/99          3,028,410.30                     1,739,029.51

This graph compares a $250,000 investment in Mid Cap Growth Fund Institutional Shares with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks. The index incepted on 12/31/85.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
MID CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 99.3%
------------------------------------------------------------------
ADVERTISING -- 2.8%
  Doubleclick, Inc.*....................      18,800  $  3,422,775
  Lamar Advertising Co.*................      94,100     3,193,519
  Outdoor Systems, Inc.*................     189,200     5,676,000
                                                      ------------
                                                        12,292,294
                                                      ------------
AEROSPACE/DEFENSE -- 0.8%
  Gulfstream Aerospace Corp.*...........      82,500     3,578,437
                                                      ------------
AIRLINES -- 0.7%
  Southwest Airlines....................     106,400     3,218,600
                                                      ------------
APPLICATIONS SOFTWARE -- 0.9%
  Citrix Systems, Inc.*.................      99,000     3,774,375
                                                      ------------
BEVERAGES-NON-ALCOHOLIC -- 0.5%
  Pepsi Bottling Group, Inc.*...........     106,600     2,311,887
                                                      ------------
BIOTECHNOLOGY -- 2.1%
  Biogen, Inc.*.........................      23,200     2,652,050
  Genzyme Corp.-General Division*.......      62,900     3,172,519
  Immunex Corp.*........................      38,000     3,163,500
                                                      ------------
                                                         8,988,069
                                                      ------------
BROADCASTING -- 4.9%
  Clear Channel Communications*.........     144,800     9,710,650
  COX Communications, Inc. Cl. A*.......      64,600     4,885,375
  Jacor Communications, Inc.*...........      28,800     2,188,800
  USA Networks, Inc.*...................     127,500     4,566,094
                                                      ------------
                                                        21,350,919
                                                      ------------
COMPUTER SOFTWARE -- 2.3%
  ISS Group, Inc.*......................      51,100     4,062,450
  Veritas Software Corp.*...............      75,450     6,092,588
                                                      ------------
                                                        10,155,038
                                                      ------------
COMPUTERS -- 5.6%
  ASM Lithography Holding N.V.*.........     131,000     5,895,000
  Network Appliance, Inc.*..............     124,800     6,318,000
  Rambus, Inc.*.........................      50,200     3,231,625
  Safeguard Scientifics, Inc.*..........      51,000     3,458,437
  VeriSign, Inc.*.......................      36,400     5,605,600
                                                      ------------
                                                        24,508,662
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 6.6%
  Capital One Financial Corp............      24,100     3,639,100
  Charles Schwab Corp...................      75,000     7,209,375
  CIT Group, Inc. Cl. A.................     101,500     3,102,094
  Donaldson, Lufkin & Jenrette..........      94,300     6,577,425
  E*trade Group, Inc.*..................      60,000     3,498,750
  Providian Financial Corp..............      40,800     4,488,000
                                                      ------------
                                                        28,514,744
                                                      ------------
DRUGS/PHARMACEUTICALS -- 4.7%
  Allergan, Inc.........................      44,300     3,892,862
  Amerisource Health Corp. Cl. A*.......      81,800     2,796,537

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

DRUGS/PHARMACEUTICALS (CONTINUED)

  Cardinal Health, Inc..................     101,593  $  6,705,138
  Forest Laboratories, Inc. Cl. A*......      72,100     4,064,637
  Watson Pharmaceutical, Inc.*..........      66,700     2,943,137
                                                      ------------
                                                        20,402,311
                                                      ------------
ELECTRIC -- 0.6%
  Montana Power Co......................      34,200     2,515,837
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 7.0%
  Applied Materials, Inc.*..............     150,800     9,302,475
  Conexant Systems, Inc.*...............     169,800     4,701,338
  LSI Logic Corp.*......................     122,600     3,823,588
  Novellus Systems, Inc.*...............      84,600     4,663,575
  Vitesse Semiconductor Corp.*..........      64,200     3,250,125
  Xilinx, Inc.*.........................     118,800     4,818,825
                                                      ------------
                                                        30,559,926
                                                      ------------
ELECTRONICS -- 3.9%
  Cymer, Inc.*..........................     219,900     4,370,513
  Solectron Corp.*......................      53,800     2,612,663
  Teradyne, Inc.*.......................     100,300     5,472,619
  Uniphase Corp.*.......................      37,100     4,271,138
                                                      ------------
                                                        16,726,933
                                                      ------------
FOOD -- 1.8%
  Keebler Foods Co.*....................     103,000     3,759,500
  Safeway, Inc.*........................      74,700     3,833,044
                                                      ------------
                                                         7,592,544
                                                      ------------
HEALTH CARE -- 0.9%
  Wellpoint Health Networks*............      48,700     3,692,069
                                                      ------------
INSURANCE -- 1.3%
  Hartford Life, Inc. Cl. A.............      52,800     2,904,000
  Reliastar Financial Corp..............      65,000     2,770,625
                                                      ------------
                                                         5,674,625
                                                      ------------
INTERNET SOFTWARE -- 10.5%
  At Home Corp. Series A*...............      40,400     6,363,000
  CMGI, Inc.*...........................      84,600    15,487,087
  Earthlink Network, Inc.*..............      31,000     1,860,000
  Infoseek Corp.*.......................      70,000     5,180,000
  Network Solutions, Inc.*..............      62,800     6,641,100
  Yahoo!, Inc.*.........................      59,000     9,934,125
                                                      ------------
                                                        45,465,312
                                                      ------------
LEISURE/GAMING -- 0.7%
  Mirage Resorts, Inc.*.................     148,200     3,149,250
                                                      ------------
MEDICAL SUPPLIES/EQUIPMENT -- 2.0%
  Guidant Corp..........................     109,100     6,600,550
  Visx, Inc.*...........................      21,300     2,291,081
                                                      ------------
                                                         8,891,631
                                                      ------------
NETWORK SOFTWARE -- 1.3%
  Novell, Inc.*.........................     219,700     5,533,694
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OIL & GAS PRODUCERS -- 2.4%
  Burlington Resources, Inc.............      95,300  $  3,806,044
  Diamond Offshore Drilling.............     103,400     3,270,025
  Transocean Offshore, Inc..............     123,400     3,555,462
                                                      ------------
                                                        10,631,531
                                                      ------------
OIL & GAS SERVICES -- 2.5%
  Global Industries, Ltd.*..............     254,000     2,571,750
  Smith International, Inc.*............     132,300     5,292,000
  Weatherford International, Inc.*......     112,000     2,926,000
                                                      ------------
                                                        10,789,750
                                                      ------------
OPTICAL SUPPLIES -- 1.5%
  Bausch & Lomb, Inc....................     100,600     6,539,000
                                                      ------------
OTHER COMMERCIAL SERVICES -- 2.1%
  Concord EFS, Inc.*....................      94,900     2,615,681
  Paychex, Inc..........................      89,150     4,229,053
  USWeb Corp.*..........................      57,000     2,351,250
                                                      ------------
                                                         9,195,984
                                                      ------------
OTHER FINANCIAL SERVICES -- 1.5%
  Fiserv, Inc...........................     122,900     6,590,512
                                                      ------------
PACKAGING & CONTAINERS -- 0.9%
  Smurfit-Stone Container Corp.*........     196,700     3,798,769
                                                      ------------
PAPER & RELATED PRODUCTS -- 0.6%
  Georgia-Pacific.......................      37,500     2,784,375
                                                      ------------
RECREATIONAL PRODUCTS -- 1.1%
  Harley-Davidson, Inc..................      81,800     4,703,500
                                                      ------------
REGIONAL/COMMERCIAL BANKS -- 0.6%
  Firstar Corp..........................      27,500     2,461,250
                                                      ------------
RENTAL AUTO/EQUIPMENT -- 0.6%
  United Rentals, Inc.*.................      90,500     2,579,250
                                                      ------------
RETAIL-APPAREL -- 2.8%
  Abercrombie & Fitch Co. Cl. A*........      53,400     4,912,800
  American Eagle Outfitters*............      44,700     3,204,431
  Intimate Brands, Inc..................      85,700     4,124,312
                                                      ------------
                                                        12,241,543
                                                      ------------
RETAIL-BEDDING -- 1.0%
  Bed Bath & Beyond, Inc.*..............     123,300     4,500,450
                                                      ------------
RETAIL-CONSUMER ELECTRONICS -- 0.9%
  Circuit City Stores...................      48,700     3,731,638
                                                      ------------
RETAIL-DEPARTMENT STORES -- 1.0%
  Kohls Corp............................      60,900     4,316,287
                                                      ------------
RETAIL-HYPERMARKETS -- 2.0%
  Costco Cos., Inc.*....................      94,900     8,689,281
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
RETAIL-INTERNET -- 2.0%
  Amazon.Com, Inc.*.....................      38,300  $  6,594,781
  Priceline.com, Inc.*..................      27,100     2,245,912
                                                      ------------
                                                         8,840,693
                                                      ------------
RETAIL-MAIL ORDER -- 0.4%
  Micro Warehouse, Inc.*................     116,100     1,872,113
                                                      ------------
RETAIL-OFFICE SUPPLIES -- 3.0%
  Office Depot, Inc.*...................     117,700     4,332,831
  Staples, Inc.*........................     261,650     8,601,744
                                                      ------------
                                                        12,934,575
                                                      ------------
RETAIL-RESTAURANTS -- 1.1%
  Starbucks Corp.*......................     163,400     4,585,413
                                                      ------------
TELECOMMUNICATIONS -- 5.5%
  Crown Castle International Corp.*.....     101,200     1,821,600
  Qwest Communications International,
    Inc.*...............................      87,600     6,315,413
  Sprint Corp.- PCS Group*..............      96,300     4,267,294
  Western Wireless Corp. Cl. A*.........     104,600     3,791,750
  Winstar Communications, Inc.*.........     209,000     7,595,844
                                                      ------------
                                                        23,791,901
                                                      ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.2%
  American Tower Corp. Cl. A*...........      97,000     2,376,500
  Ascend Communications, Inc.*..........      90,200     7,548,613
  RF Micro Devices, Inc.*...............      42,600     4,076,288
                                                      ------------
                                                        14,001,401
                                                      ------------
TRANSPORTATION-AIR FREIGHT -- 0.7%
  FDX Corp.*............................      30,500     2,830,781
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $310,508,478)..............................   431,307,154
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 3.2%
------------------------------------------------------------------
  Central Illinois Public Utilities
    5.030%, 04/01/99....................  $5,965,000     5,965,000
  Smithkline Beecham PLC
    5.000%, 04/01/99....................   8,085,000     8,085,000
                                                      ------------
TOTAL COMMERCIAL PAPER
  (Cost: $14,050,000)...............................    14,050,000
                                                      ------------
TOTAL INVESTMENTS -- 102.5%
  (Cost: $324,558,478)............................     445,357,154
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.5%)...     (10,882,671)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  434,474,483
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; PAUL E. CLUSKEY, Investment Analyst; AARON HARRIS, Portfolio Manager.

  GOAL: The Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in US companies with market capitalizations corresponding to the middle 90% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the market environment was characterized by extreme volatility. After climbing to record highs in mid-July, US stocks tumbled in late summer and the fund lost nearly 25% in August. However, over the following seven months, small-cap stocks rebounded. In that period, the fund gained more than 54%--despite a 10.6% decline in February amid rising interest rates that spooked investors.

  A variety of factors triggered stocks' decline in late July including:

  - expectations for dwindling corporate profits

  - increasing global economic and currency turmoil

  - evidence of a slowing US economy

  In this environment, small-cap stocks were especially vulnerable as investors preferred the liquidity and perceived safety of larger caps.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares gained 1.0% versus an 11.0% decline for the Russell 2000 Growth Index.

  PORTFOLIO SPECIFICS: Despite an extremely difficult period, stock selection, especially within the technology sector, helped the fund outperform its benchmark by a wide margin. Among the strongest performers, especially late in the period, were Internet-related stocks and semiconductor capital equipment issues such as Lycos, Real Networks and Mindspring Enterprises.

  Appreciation among technology holdings contributed to the fund's increased weighting in this sector. Technology stocks comprised 38% of the portfolio on March 31, up from 23.1% a year ago.

  Strong returns among financial services holdings also contributed to gains. Exposure to brokerage stocks, both traditional and on-line firms, was a positive contributor. CMGI, Ameritrade and Hambrecht & Quist all delivered strong gains early in 1999.

  MARKET OUTLOOK: The fundamental strengths evident within the small-cap segment of the market continue to inspire optimism. Earnings growth remains strong and valuations, relative to large-cap stocks, reached their lowest point since the inception of the Russell 2000 Index in 1979.

  Reflecting the fund's strengths, the median earnings growth rate for holdings as of March 31 was 23.6% versus 15.5% for the Russell 2000 Growth Index.

--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
  1.03%                             16.12%                            13.27%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       SMALL CAP                RUSSELL 2000
            GROWTH FUND INSTITUTIONAL SHARES    GROWTH INDEX
10/1/93                            250,000.00       250,000.00
12/93                              249,920.00       256,564.76
6/94                               217,519.14       230,681.86
12/94                              241,146.93       250,325.46
6/95                               284,571.01       290,246.22
12/95                              327,708.03       328,077.75
6/96                               386,377.58       367,193.41
12/96                              389,595.30       365,029.54
6/97                               407,660.00       383,791.07
12/97                              436,748.43       411,914.01
6/98                               468,959.06       434,407.13
12/98                              455,853.84       417,053.11
3/31/99                            495,828.16       410,038.50

This graph compares a $250,000 investment in the Small Cap Growth Fund Institutional Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
COMMON STOCK -- 99.7%
-------------------------------------------------------------------------
ADVERTISING -- 0.9%
  Abacus Direct Corp.*..................      47,200      $     3,870,400
  Getty Images, Inc.*...................      37,900              795,900
                                                          ---------------
                                                                4,666,300
                                                          ---------------
AEROSPACE/DEFENSE -- 0.8%
  Aeroflex, Inc.*.......................      20,300              289,275
  Kellstrom Industries, Inc.*...........      43,000              682,625
  L-3 Communications Holdings, Inc.*....      64,200            2,969,250
                                                          ---------------
                                                                3,941,150
                                                          ---------------
AIRLINES -- 1.2%
  Alaska Airgroup, Inc.*................      33,300            1,581,750
  Atlantic Coast Airlines Holdings*.....      76,300            2,145,937
  Mesaba Holdings, Inc.*................      18,600              249,356
  Midwest Express Holdings*.............      32,800              963,500
  Skywest, Inc..........................      44,100            1,273,387
                                                          ---------------
                                                                6,213,930
                                                          ---------------
APPAREL -- 0.7%
  Cutter & Buck, Inc.*..................       2,200               70,400
  Novel Denim Holdings, Ltd.*...........      13,400              130,650
  Quiksilver, Inc.*.....................      16,400              692,900
  Timberland Co. Cl. A*.................      40,900            2,579,256
                                                          ---------------
                                                                3,473,206
                                                          ---------------
APPLICATIONS SOFTWARE -- 2.4%
  Broadvision, Inc.*....................      51,300            3,065,175
  Clarify, Inc.*........................      46,200            1,232,963
  Exchange Applications, Inc.*..........       5,000              125,625
  New ERA Of Networks, Inc.*............      60,300            4,085,325
  Peregrine Systems, Inc.*..............      68,000            2,286,500
  Serena Software, Inc.*................      14,800              207,200
  Software AG Systems, Inc.*............      47,000              393,625
  Webtrends Corp.*......................      11,000              534,875
                                                          ---------------
                                                               11,931,288
                                                          ---------------
BEVERAGES-ALCOHOLIC -- 0.2%
  Canandaigua Brands, Inc. Cl. A*.......      22,800            1,148,550
                                                          ---------------
BIOTECHNOLOGY -- 1.3%
  ICOS Corp.*...........................      42,900            1,447,875
  IDEC Pharmaceuticals Corp.*...........      41,600            2,137,200
  Incyte Pharmaceuticals, Inc.*.........      36,900              740,306
  Pharmaceutical Product Development*...      55,500            1,862,719
  Serologicals Corp.*...................      44,175              599,123
                                                          ---------------
                                                                6,787,223
                                                          ---------------
BROADCASTING -- 1.6%
  Emmis Communications Corp. Cl. A*.....      66,100            3,305,000
  Entercom Communications Corp.*........      25,000              884,375
  Saga Communications, Inc. Cl. A*......      69,096            1,235,091
  SBS Broadcasting S.A.*................      78,200            2,512,175
                                                          ---------------
                                                                7,936,641
                                                          ---------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
CHEMICALS -- 0.4%
  Spartech Corp.........................      26,700      $       550,687
  The Scotts Co. Cl. A*.................      38,800            1,450,150
                                                          ---------------
                                                                2,000,837
                                                          ---------------
COMMUNICATIONS SOFTWARE -- 0.3%
  Avid Technology, Inc.*................      12,300              215,189
  AVT Corp.*............................      52,500            1,253,438
  DSET Corp.*...........................       1,500               17,538
                                                          ---------------
                                                                1,486,165
                                                          ---------------
COMPUTER SOFTWARE -- 3.4%
  Axent Technologies, Inc.*.............      39,900              960,094
  BindView Development Corp.*...........      36,200            1,126,725
  Bottomline Technologies, Inc.*........       4,500              287,156
  Business Objects S.A.--ADR*...........      31,200              926,250
  Harbinger Corp.*......................      82,700              558,225
  ISS Group, Inc.*......................      20,600            1,637,700
  Macromedia, Inc.*.....................      64,900            2,940,781
  Mercury Interactive Corp.*............     194,200            6,918,375
  Onyx Software Corp.*..................       8,500              326,188
  Pinnacle Systems, Inc.*...............      16,700              759,850
  Smith-Gardner & Associates, Inc.*.....      11,000              155,375
  Verity, Inc.*.........................      22,300              747,050
                                                          ---------------
                                                               17,343,769
                                                          ---------------
COMPUTERS -- 8.8%
  Affiliated Computer Services, Inc. Cl.
    A*..................................      56,400            2,580,300
  Apex PC Solutions, Inc.*..............      98,850            1,377,722
  Comverse Technology, Inc.*............      24,400            2,074,000
  Digital River, Inc.*..................      20,000              800,000
  Ecsoft Group PLC--ADR*................       8,500              270,938
  Electronics For Imaging*..............      74,300            2,897,700
  Factset Research Systems, Inc.........      21,600              934,200
  Globix Corp.*.........................      10,000              373,125
  Henry (Jack) & Associates.............      50,950            1,872,413
  International Integration, Inc.*......      11,300              361,600
  Mentor Graphics Corp.*................      66,000              891,000
  Network Appliance, Inc.*..............     148,400            7,512,750
  Rambus, Inc.*.........................      32,700            2,105,063
  S3, Inc.*.............................      85,900              644,250
  Safeguard Scientifics, Inc.*..........      29,000            1,966,563
  Sandisk Corp.*........................      50,200            1,330,300
  Sequent Computer Systems, Inc.*.......      74,000              670,625
  Sykes Enterprises, Inc.*..............      57,100            1,845,044
  VeriSign, Inc.*.......................      54,600            8,408,400
  Visual Networks, Inc.*................      11,100              414,862
  Whittman-Hart, Inc.*..................     176,500            3,794,750
  Xircom, Inc.*.........................      60,900            1,530,112
                                                          ---------------
                                                               44,655,717
                                                          ---------------
COSMETICS/PERSONAL CARE -- 0.2%
  Chattem, Inc.*........................      25,400              793,750
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

DATA PROCESSING/MANAGEMENT SOFTWARE -- 0.4%
  Reynolds & Reynolds Cl. A.............      94,000      $     1,786,000
  TSI International Software, Ltd.*.....       6,000              292,875
                                                          ---------------
                                                                2,078,875
                                                          ---------------
DISTRIBUTION/WHOLESALE -- 1.0%
  Brightpoint, Inc.*....................     100,200              593,372
  CDW Computer Centers, Inc.*...........      34,300            2,366,700
  Cellstar Corp.*.......................      33,400              346,525
  CHS Electronics, Inc.*................      70,800              225,675
  Insight Enterprises, Inc.*............      60,225            1,490,569
                                                          ---------------
                                                                5,022,841
                                                          ---------------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
  Affiliated Managers Group*............      28,200              733,200
  Ameritrade Holding Corp. Cl. A*.......      63,400            3,914,950
  Hambrecht & Quist, Inc.*..............      27,400              950,437
  Metris Cos., Inc......................      35,500            1,433,313
  Rock Financial Corp...................      10,000              180,000
  T & W Financial Corp.*................      10,800               90,450
                                                          ---------------
                                                                7,302,350
                                                          ---------------
DRUGS/PHARMACEUTICALS -- 6.3%
  Advance Paradigm, Inc.*...............      30,100            1,901,944
  Alkermes, Inc.*.......................      50,100            1,365,225
  Alpharma, Inc. Cl. A*.................      49,500            1,942,875
  Bindley Western Industries, Inc.......      66,200            1,890,837
  Biomatrix, Inc.*......................      71,300            5,561,400
  Gilead Sciences, Inc.*................      49,200            2,238,600
  Jones Medical Industries, Inc.........     103,500            3,596,625
  Medicis Pharmaceutical Cl. A*.........     104,850            3,145,500
  Medimmune, Inc.*......................      68,900            4,078,019
  NBTY, Inc.*...........................      55,800              272,025
  Nexstar Pharmaceuticals, Inc.*........      48,900              834,356
  Parexel International Corp.*..........      29,500              610,281
  Priority Healthcare Corp.*............      16,300              737,575
  Sepracor, Inc.*.......................      25,800            2,896,050
  Trimeris, Inc.*.......................      34,300              437,325
  Zonagen, Inc.*........................      14,000              301,000
                                                          ---------------
                                                               31,809,637
                                                          ---------------
EDUCATIONAL SOFTWARE -- 0.2%
  Advantage Learning Systems, Inc.*.....      39,600            1,230,075
                                                          ---------------
ELECTRICAL COMPONENTS & EQUIPMENT -- 0.5%
  C-Cube Microsystems, Inc.*............      29,300              580,506
  SLI, Inc.*............................      93,750            1,968,750
                                                          ---------------
                                                                2,549,256
                                                          ---------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 6.5%
  Actel Corp.*..........................      54,300              892,556
  Alpha Industries, Inc.*...............      50,300              924,263
  American Xtal Technology, Inc.*.......      74,200            1,669,500
  Applied Micro Circuits Corp.*.........      68,400            2,924,100
  Electro Scientific Industries,
    Inc.*...............................      25,800            1,199,700
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)

  Kulicke & Soffa Industries*...........      48,400      $     1,222,100
  LAM Research Corp.*...................      33,300              965,700
  Lattice Semiconductor Corp.*..........      25,300            1,152,731
  Level One Communications, Inc.*.......      36,100            1,755,363
  Micrel, Inc.*.........................      35,200            1,762,200
  Microchip Technology, Inc.*...........      45,200            1,565,050
  MIPS Technologies, Inc.*..............      39,900            2,433,900
  Moog, Inc. Cl. A......................      24,700              753,350
  Novellus Systems, Inc.*...............      33,700            1,857,712
  PMC - Sierra, Inc.*...................      36,100            2,569,869
  Qlogic Corp.*.........................      51,400            3,450,225
  SDL, Inc.*............................      35,700            3,239,775
  Transwitch Corp.*.....................      39,200            1,773,800
  Triumph Group, Inc.*..................      38,700              909,450
                                                          ---------------
                                                               33,021,344
                                                          ---------------
ELECTRONICS -- 2.2%
  Cymer, Inc.*..........................      50,400            1,001,700
  DII Group, Inc.*......................      16,600              485,550
  Flextronics International, Ltd.*......      87,600            4,467,600
  Genesis Microchip, Inc.*..............      20,800              494,000
  Uniphase Corp.*.......................      41,000            4,720,125
                                                          ---------------
                                                               11,168,975
                                                          ---------------
ENGINEERING & CONSTRUCTION -- 0.8%
  Dycom Industries, Inc.*...............      86,850            3,777,975
                                                          ---------------
ENTERTAINMENT -- 1.2%
  Championship Auto Racing Teams*.......      17,000              495,125
  Cinar Corp. Cl. B*....................      49,600            1,140,800
  Image Entertainment, Inc.*............      22,900              134,537
  Macrovision Corp.*....................      29,900            1,106,300
  SFX Entertainment, Inc. Cl. A*........      41,200            2,659,975
  Sunterra Corp.*.......................      74,200              723,450
                                                          ---------------
                                                                6,260,187
                                                          ---------------
ENTERTAINMENT SOFTWARE -- 0.1%
  Acclaim Entertainment, Inc.*..........      68,700              614,006
                                                          ---------------
ENVIRONMENTAL CONTROL -- 0.8%
  Casella Waste Systems, Inc. Cl. A*....      69,000            1,556,812
  Superior Services, Inc.*..............      71,300            1,412,631
  Tetra Tech, Inc.*.....................      47,156              993,223
                                                          ---------------
                                                                3,962,666
                                                          ---------------
FOOD -- 0.4%
  Hain Food Group, Inc.*................      47,800              788,700
  Merkert America Corp.*................      41,700              453,488
  Michael Foods, Inc....................      49,500              943,594
                                                          ---------------
                                                                2,185,782
                                                          ---------------
HEALTH CARE -- 1.2%
  Apria Healthcare Group*...............     171,100            2,037,159
  Covance, Inc.*........................      55,500            1,390,969
  Novoste Corp.*........................      11,000              264,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
HEALTH CARE (CONTINUED)

  Oxford Health Plans*..................      80,000      $     1,250,000
  Perclose, Inc.*.......................      31,900              988,900
                                                          ---------------
                                                                5,931,028
                                                          ---------------
HOME BUILDING -- 0.8%
  Crossmann Communities, Inc.*..........      35,400              705,787
  M/I Schottenstein Homes, Inc..........      46,700              828,925
  MDC Holdings, Inc.....................      41,400              595,125
  National RV Holdings, Inc.*...........      41,550              919,294
  Ryland Group, Inc.....................      32,500              822,656
                                                          ---------------
                                                                3,871,787
                                                          ---------------
HOME FURNISHINGS -- 0.0%
  Select Comfort Corp.*.................       7,500              209,062
                                                          ---------------
HOSPITALS -- 0.2%
  Province Healthcare Co.*..............      49,700              919,450
                                                          ---------------
INTERNET SOFTWARE -- 15.9%
  AboveNet Communications, Inc.*........      49,300            6,452,138
  Broadcast.com, Inc.*..................       6,800              803,675
  CMGI, Inc.*...........................      39,900            7,304,194
  CNET, Inc.*...........................      70,000            6,448,750
  Concentric Network Corp.*.............      49,400            3,692,650
  Critical Path, Inc.*..................      11,000              847,000
  Excite, Inc.*.........................      29,900            4,186,000
  Exodus Communications, Inc.*..........      77,300           10,396,850
  Go2net, Inc.*.........................      52,800            7,002,600
  Infoseek Corp.*.......................      64,300            4,758,200
  Infospace.com, Inc.*..................      61,300            5,428,881
  InterVU, Inc.*........................      26,600            1,180,375
  iVillage, Inc.*.......................      12,800            1,286,400
  Lycos, Inc.*..........................      19,600            1,686,825
  Mindspring Enterprises, Inc.*.........      43,400            3,735,113
  OneMain.com, Inc.*....................       7,000              253,750
  PCOrder.com, Inc.*....................       5,500              311,438
  Prodigy Communications Corp.*.........      31,300            1,201,138
  RealNetworks, Inc.*...................      36,000            4,398,750
  Security First Technologies Co.*......      32,700            2,403,450
  Sportsline USA, Inc.*.................      32,700            1,491,938
  Verio, Inc.*..........................      33,400            1,540,575
  VerticalNet, Inc.*....................       4,500              467,437
  XOOM.com, Inc.*.......................      47,000            3,151,938
                                                          ---------------
                                                               80,430,065
                                                          ---------------
INVESTMENT COMPANIES -- 0.4%
  American Capital Strategies...........      33,900              580,537
  SEI Investments Co....................      16,600            1,535,500
                                                          ---------------
                                                                2,116,037
                                                          ---------------
LEISURE/GAMING -- 0.3%
  American Classic Voyages Co.*.........      36,100              582,156
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

LEISURE/GAMING (CONTINUED)

  Family Golf Centers, Inc.*............      93,000      $       691,687
  Travel Services International,
    Inc.*...............................      30,000              315,000
                                                          ---------------
                                                                1,588,843
                                                          ---------------
MACHINERY-CONSTRUCTION & MINING -- 0.4%
  Terex Corp.*..........................      91,100            2,197,787
                                                          ---------------
MACHINERY-DIVERSIFIED -- 0.7%
  Motivepower Industries, Inc.*.........      98,377            2,471,722
  PRI Automation, Inc.*.................      52,400            1,093,793
                                                          ---------------
                                                                3,565,515
                                                          ---------------
MEDICAL PRODUCTS -- 0.1%
  Hanger Orthopedic Group, Inc.*........      31,600              426,600
                                                          ---------------
MEDICAL SUPPLIES/EQUIPMENT -- 1.9%
  Laser Vision Centers, Inc.*...........      25,000              953,125
  Minimed, Inc.*........................      50,100            5,091,412
  Molecular Devices Corp.*..............      59,800            1,614,600
  Osteotech, Inc.*......................      41,400            1,423,125
  Xomed Surgical Products, Inc.*........      16,800              659,400
                                                          ---------------
                                                                9,741,662
                                                          ---------------
METAL FABRICATION/HARDWARE -- 0.4%
  Johnstown America Industries, Inc.*...      74,400            1,106,700
  Mueller Industries, Inc.*.............      46,800            1,047,150
                                                          ---------------
                                                                2,153,850
                                                          ---------------
NETWORK SOFTWARE -- 1.2%
  Concord Communications, Inc.*.........      61,500            3,505,500
  Legato Systems, Inc.*.................      49,500            2,555,438
                                                          ---------------
                                                                6,060,938
                                                          ---------------
OFFICE FURNISHINGS -- 0.0%
  Compx International, Inc.*............      14,700              187,622
                                                          ---------------
OIL & GAS PRODUCERS -- 0.6%
  Barrett Resources Corp.*..............      46,400            1,162,900
  Pride International, Inc.*............     106,100              875,325
  Stone Energy Corp.*...................      18,500              592,000
  Unit Corp.*...........................      34,300              175,787
                                                          ---------------
                                                                2,806,012
                                                          ---------------
OIL & GAS SERVICES -- 1.0%
  CAL Dive International, Inc.*.........      47,800              997,825
  Dril-Quip*............................      21,200              467,725
  Global Industries, Ltd.*..............      86,400              874,800
  Smith International, Inc.*............      36,900            1,476,000
  Tuboscope, Inc.*......................      87,100              783,900
  Varco International, Inc.*............      37,000              411,625
                                                          ---------------
                                                                5,011,875
                                                          ---------------
OPTICAL RECOGNITION SOFTWARE -- 0.0%
  Optimal Robotics Corp.*...............      10,100               74,487
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

OPTICAL SUPPLIES -- 0.3%
  Ocular Sciences, Inc.*................      46,100      $     1,322,494
                                                          ---------------
OTHER COMMERCIAL SERVICES -- 5.0%
  Career Education Corp.*...............       4,000              138,500
  Century Business Services, Inc.*......     125,200            1,369,375
  Forrester Research, Inc.*.............      20,800              631,800
  Hooper Holmes, Inc....................      27,300              426,563
  International Telecommunications Data
    Systems*............................      33,000              408,375
  ITT Educational Services, Inc.*.......      10,000              375,625
  Kendle International, Inc.*...........      40,000              805,000
  Korn-Ferry International*.............      70,000              918,750
  Lason, Inc.*..........................      61,700            3,470,625
  National Equipment Services*..........      25,000              231,250
  NCO Group, Inc.*......................      60,800            2,249,600
  NOVA Corp.*...........................     132,510            3,478,388
  Novacare Employee Services*...........      80,000              625,000
  On Assignment, Inc.*..................      63,200            1,619,500
  Personnel Group Of America, Inc.*.....      11,100               79,781
  Prepaid Legal Services, Inc.*.........      46,100            1,129,450
  Probusiness Services, Inc.*...........      32,300            1,356,600
  Profit Recovery Group International*..      23,200              916,400
  Quanta Services, Inc.*................      39,100              994,606
  S M & A Corp.*........................      34,600              397,900
  Select Appointments Holdings--ADR.....      16,900              451,019
  Service Corp. International...........      16,200              230,850
  United Road Services, Inc.*...........      41,500              215,281
  USWeb Corp.*..........................      68,400            2,821,500
                                                          ---------------
                                                               25,341,738
                                                          ---------------
OTHER CONSUMER SERVICES -- 0.1%
  Global Vacation Group, Inc.*..........      20,000              237,500
  MiningCo.com, Inc.*...................       4,000              358,000
                                                          ---------------
                                                                  595,500
                                                          ---------------
OTHER HEALTH SERVICES -- 0.0%
  Mede America Corp.*...................       7,000              139,125
                                                          ---------------
PRINTING-COMMERCIAL -- 1.3%
  Consolidated Graphics, Inc.*..........      71,400            4,123,350
  Mail-Well, Inc.*......................     197,800            2,645,575
                                                          ---------------
                                                                6,768,925
                                                          ---------------
PUBLISHING -- 0.2%
  Big Flower Holdings, Inc.*............      32,900            1,024,012
                                                          ---------------
REAL ESTATE -- 0.3%
  Jones Lang LaSalle, Inc.*.............      57,600            1,728,000
                                                          ---------------
RECREATIONAL CENTERS -- 0.3%
  Bally Total Fitness Holdings*.........      61,700            1,473,088
                                                          ---------------
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------
REGIONAL/COMMERCIAL BANKS -- 0.6%
  Peoples Heritage Financial Group......      72,100      $     1,297,800
  Provident Bankshares Corp.............      73,175            1,911,697
                                                          ---------------
                                                                3,209,497
                                                          ---------------
REITS -- 0.5%
  Golf Trust Of America, Inc............      48,600            1,087,425
  Kilroy Realty Corp....................      75,525            1,548,263
                                                          ---------------
                                                                2,635,688
                                                          ---------------
RENTAL AUTO/EQUIPMENT -- 0.5%
  Rental Services Corp.*................     123,300            2,157,750
  United Rentals, Inc.*.................      18,400              524,400
                                                          ---------------
                                                                2,682,150
                                                          ---------------
RETAIL-APPAREL -- 1.9%
  AnnTaylor Stores Corp.*...............      79,700            3,521,744
  Bebe Stores, Inc.*....................      59,700            2,447,700
  Men's Wearhouse, Inc.*................      81,200            2,344,650
  Pacific Sunwear Of California*........      33,400            1,160,650
                                                          ---------------
                                                                9,474,744
                                                          ---------------
RETAIL-AUTOMOBILE -- 0.6%
  O'Reilly Automotive, Inc.*............      57,100            2,555,225
  Sonic Automotive, Inc.*...............      41,400              641,700
                                                          ---------------
                                                                3,196,925
                                                          ---------------
RETAIL-BEDDING -- 0.4%
  Linens 'N Things, Inc.*...............      44,900            2,037,338
                                                          ---------------
RETAIL-BUILDING PRODUCTS -- 0.1%
  White Cap Industries, Inc.*...........      35,700              392,700
                                                          ---------------
RETAIL-CATALOG SHOPPING -- 0.1%
  Genesis Direct, Inc.*.................      69,000              295,406
                                                          ---------------
RETAIL-COMPUTER EQUIPMENT -- 0.4%
  Creative Computers, Inc.*.............      69,500            2,093,687
                                                          ---------------
RETAIL-DEPARTMENT STORES -- 0.1%
  Elder-Beerman Stores Corp.*...........      57,100              492,487
                                                          ---------------
RETAIL-DISCOUNT -- 0.7%
  Ames Department Stores, Inc.*.........      99,100            3,679,087
                                                          ---------------
RETAIL-DIVERSIFIED -- 0.0%
  Cheap Tickets, Inc.*..................       2,000               67,250
                                                          ---------------
RETAIL-INTERNET -- 0.8%
  Beyond.com Corp.*.....................      34,500              903,469
  CDnow, Inc.*..........................      34,200              551,475
  Cyberian Outpost, Inc.*...............      19,400              383,150
  Fatbrain.com, Inc.*...................      10,000              228,750
  IMALL, Inc.*..........................      28,500              459,563
  Onsale, Inc.*.........................      33,700            1,131,056
  Ubid, Inc.*...........................       1,900              117,650
                                                          ---------------
                                                                3,775,113
                                                          ---------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RETAIL-JEWELRY -- 0.1%
  Whitehall Jewellers, Inc.*............      30,900      $       475,087
                                                          ---------------
RETAIL-MAIL ORDER -- 0.4%
  Micro Warehouse, Inc.*................     113,600            1,831,800
                                                          ---------------
RETAIL-MUSIC STORE -- 0.4%
  Musicland Stores Corp.*...............      75,400              664,462
  Trans World Entertainment*............     131,000            1,441,000
                                                          ---------------
                                                                2,105,462
                                                          ---------------
RETAIL-PET FOOD & SUPPLIES -- 0.1%
  Petsmart, Inc.*.......................      85,900              689,884
                                                          ---------------
RETAIL-RESTAURANTS -- 1.1%
  Dave & Buster's, Inc.*................      57,700            1,182,850
  Foodmaker, Inc.*......................      66,800            1,703,400
  Sonic Corp.*..........................      91,250            2,458,047
                                                          ---------------
                                                                5,344,297
                                                          ---------------
RETAIL-SUNGLASSES -- 0.2%
  Sunglass Hut International, Inc.*.....      75,700              794,850
                                                          ---------------
RETAIL-VARIETY STORES -- 0.6%
  99 Cents Only Stores*.................      67,881            2,880,700
                                                          ---------------
RETAIL-VIDEO RENTAL -- 0.4%
  Hollywood Entertainment Corp.*........     102,900            1,916,513
                                                          ---------------
RETIREMENT/AGED CARE -- 0.5%
  Carematric Corp.*.....................      46,500              883,500
  Sunrise Assisted Living, Inc.*........      31,200            1,421,550
                                                          ---------------
                                                                2,305,050
                                                          ---------------
SAVINGS & LOANS -- 0.7%
  First Washington Bancorp, Inc.........      33,550              652,128
  MAF Bancorp, Inc......................      45,825            1,019,606
  Net.B@nk, Inc.*.......................      28,000            1,904,000
                                                          ---------------
                                                                3,575,734
                                                          ---------------
TELECOMMUNICATIONS -- 3.4%
  Echostar Communications Corp. Cl.
    A*..................................      82,900            6,766,713
  Gilat Satellite Networks, Ltd.*.......      49,300            2,958,000
  GST Telecommunications, Inc.*.........      99,100            1,083,906
  Transaction Network Services, Inc.*...      10,500              171,937
  US LEC Corp. Cl. A*...................      39,600              678,150
  Western Wireless Corp. Cl. A*.........      51,300            1,859,625
  Winstar Communications, Inc.*.........      97,200            3,532,613
                                                          ---------------
                                                               17,050,944
                                                          ---------------
TELECOMMUNICATIONS EQUIPMENT -- 6.9%
  American Tower Corp. Cl. A*...........      82,900            2,031,050
                                             NUMBER
                                            OF SHARES          VALUE
-------------------------------------------------------------------------

TELECOMMUNICATIONS EQUIPMENT (CONTINUED)

  Antec Corp.*..........................      26,400      $       579,017
  Aware, Inc.*..........................      26,000            1,222,000
  Carrier Access Corp.*.................      41,100            3,177,544
  Com21, Inc.*..........................      47,300            1,241,625
  Geotel Communications Corp.*..........      74,700            3,426,863
  International Network Services*.......      63,100            4,413,056
  Metromedia Fiber Network, Inc.*.......     135,200            7,005,050
  Pinnacle Holdings, Inc.*..............      61,300              927,163
  Powerwave Technologies, Inc.*.........      68,900            1,955,038
  Proxim, Inc.*.........................      27,700              796,375
  RF Micro Devices, Inc.*...............      42,000            4,018,875
  SkyTel Communications, Inc.*..........      85,600            1,423,100
  Stanford Telecommunications*..........      47,300              733,150
  Terayon Corp.*........................      50,500            2,020,000
                                                          ---------------
                                                               34,969,906
                                                          ---------------
TEXTILES -- 0.2%
  G & K Services, Inc. Cl. A............      22,950            1,060,003
                                                          ---------------
TOYS/GAMES/HOBBIES -- 0.5%
  Action Performance Cos., Inc.*........      85,900            2,587,738
                                                          ---------------
TRANSPORTATION-AIR FREIGHT -- 0.4%
  Expeditors International, Inc.........      33,500            1,809,000
                                                          ---------------
TRANSPORTATION-OTHER -- 0.3%
  Varlen Corp...........................      67,187            1,478,114
                                                          ---------------
TRANSPORTATION-TRUCKS -- 0.2%
  Knight Transportation, Inc.*..........      16,350              316,781
  Swift Transportation Co., Inc.*.......      29,800              771,075
                                                          ---------------
                                                                1,087,856
                                                          ---------------
TOTAL COMMON STOCK
  (Cost: $341,234,228).................................       505,043,007
                                                          ---------------

                                             NUMBER
                                           OF WARRANTS
-------------------------------------------------------------------------
WARRANTS -- 0.0%
-------------------------------------------------------------------------
  Iwerks Entertainment, Inc.*
    (Cost: $0)..........................       2,787                    0
                                                          ---------------
TOTAL INVESTMENTS -- 99.7%
  (Cost: $341,234,228)............................     505,043,007
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%.....       1,378,150
                                                    --------------
NET ASSETS -- 100.0%..............................  $  506,421,157
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; THOMAS BLEAKLEY, Partner, Portfolio Manager; JOHN C. MCCRAW, Portfolio Manager; PAUL E. CLUSKEY, Investment Analyst; AARON HARRIS, Portfolio Manager.

  GOAL: The Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in US companies with market capitalizations corresponding to the bottom 5% of the Russell 2000 Growth Index at time of purchase.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, the market environment was characterized by extreme volatility. After climbing to record highs in mid-July, US stocks tumbled in late summer and the fund lost more than 25% in August. Following a rebound of more than 25% in November and December, rising interest rates in the first quarter spooked investors and contributed to a sharp sell-off that dragged the fund down 11.9% in February.

  A variety of factors triggered stocks' decline in late July, including:

  - expectations for dwindling corporate profits

  - increasing global economic and currency turmoil

  - evidence of a slowing US economy

  In this environment, mini-cap stocks were especially vulnerable as investors preferred the liquidity and perceived safety of larger caps.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares and the Russell 2000 Growth Index declined 13.8% and 11.0%, respectively.

  PORTFOLIO SPECIFICS: Stock-specific gains among holdings in the commercial/industrial services and consumer durables sectors helped the fund rebound in November and December. Among the best-performing holdings late in 1998 were DA Consulting and Cognizant Technology Solutions. Strong sales among furniture companies we owned such as Craftmade International and WinsLoew Furniture also helped returns.

  In the first quarter of 1999, slumping demand for investment technology-related services in the face of Y2K spending hurt returns for holdings such as Tier Technologies. Technology stocks, which delivered strong gains late in 1998, negatively affected returns in the first quarter of 1999.

  MARKET OUTLOOK: While the crisis of confidence and the liquidity concerns that gripped investors in the summer of 1998 adversely affected returns, evidence of continued economic strength, low inflation and low interest rates have improved investor mettle. We continue to find promising mini-cap stocks demonstrating compelling traits that include:

  - attractive valuations relative to large caps

  - superior earnings growth rates versus large caps

  - limited exposure to volatile overseas markets

  As a result, we remain optimistic on the growth prospects for our Mini Cap Growth Fund.

--------------------------------------------------------------------------------

MINI CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN MINI CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99                        SINCE
 1 YEAR                           3 YEARS                          INCEPTION
 -13.78%                           14.80%                           19.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            MINI CAP GROWTH    RUSSELL 2000
           FUND INSTITUTIONAL     GROWTH
                 SHARES            INDEX
7/12/95           $250,000.00    $250,000.00
9/95              $275,600.00    $268,240.42
12/95             $287,000.00    $272,246.38
3/96              $317,000.00    $287,884.97
6/96              $371,600.00    $304,705.45
9/96              $359,600.00    $302,100.16
12/96             $369,458.13    $302,909.82
3/97              $329,371.51    $270,930.45
6/97              $408,924.86    $318,478.57
9/97              $522,779.12    $372,345.50
12/97             $480,997.70    $341,815.62
3/98              $556,278.50    $382,444.62
6/98              $542,066.19    $360,580.92
9/98              $402,940.81    $279,895.01
12/98             $521,539.20    $346,080.17
3/31/99           $479,598.07    $340,259.28

This graph compares a $250,000 investment in the Mini Cap Growth Fund Institutional Shares with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 102.0%
------------------------------------------------------------------
ADVERTISING -- 0.5%
  Valuevision International, Inc. Cl.
    A*..................................    24,000    $    295,500
                                                      ------------
AEROSPACE/DEFENSE -- 1.4%
  Aeroflex, Inc.*.......................    32,000         456,000
  Kellstrom Industries, Inc.*...........    19,000         301,625
                                                      ------------
                                                           757,625
                                                      ------------
AIRLINES -- 1.9%
  Atlantic Coast Airlines Holdings*.....    26,200         736,875
  Mesaba Holdings, Inc.*................    19,800         265,444
                                                      ------------
                                                         1,002,319
                                                      ------------
APPAREL -- 4.4%
  Cutter & Buck, Inc.*..................    22,400         716,800
  K-Swiss, Inc. Cl. A...................    22,200         560,550
  Quiksilver, Inc.*.....................    26,000       1,098,500
                                                      ------------
                                                         2,375,850
                                                      ------------
APPLICATIONS SOFTWARE -- 7.1%
  Ardent Software, Inc.*................    17,800         285,913
  Clarify, Inc.*........................    30,400         811,300
  Mysoftware Co.*.......................    25,700         449,750
  Omega Research, Inc.*.................    44,600         476,663
  SS&C Technologies, Inc.*..............    43,300         535,838
  Symix Systems, Inc.*..................    26,500         404,125
  Timberline Software Corp..............    23,300         265,038
  Webtrends Corp.*......................    11,800         573,775
                                                      ------------
                                                         3,802,402
                                                      ------------
BIOTECHNOLOGY -- 0.3%
  Invitrogen Corp.*.....................    11,100         142,912
                                                      ------------
CHEMICALS -- 0.9%
  Ecosoil Systems, Inc.*................    68,100         472,444
                                                      ------------
COMMUNICATIONS SOFTWARE -- 0.8%
  AVT Corp.*............................    17,400         415,425
                                                      ------------
COMPUTER SOFTWARE -- 4.3%
  Actuate Software Corp.*...............     8,400         277,200
  Brio Technology, Inc.*................    32,700         690,788
  OnHealth Network Co.*.................    27,500         374,688
  Peerless Systems Corp.*...............     5,900          50,150
  Pervasive Software, Inc.*.............    25,200         450,450
  Verity, Inc.*.........................    14,300         479,050
                                                      ------------
                                                         2,322,326
                                                      ------------
COMPUTERS -- 6.4%
  Apex PC Solutions, Inc.*..............    27,700         386,069
  Cybex Computer Products Corp.*........    32,350         580,278
  Echelon Corp.*........................    16,700         167,000
  Ecsoft Group PLC -- ADR*..............    22,800         726,750
  Globix Corp.*.........................    28,100       1,048,481

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMPUTERS (CONTINUED)

  Intelligroup, Inc.*...................    30,900    $    198,919
  Tier Technologies, Inc. Cl. B*........    38,700         336,206
                                                      ------------
                                                         3,443,703
                                                      ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 3.8%
  Best Software, Inc.*..................    27,500         371,250
  Catalyst International, Inc.*.........    38,300         397,363
  Fundtech, Ltd.*.......................    19,000         572,375
  Information Advantage Software*.......    25,200         166,950
  SOFTWORKS, Inc.*......................    35,500         505,875
                                                      ------------
                                                         2,013,813
                                                      ------------
DISTRIBUTION/WHOLESALE -- 0.3%
  Tech Squared, Inc.*...................    36,200         149,325
                                                      ------------
DIVERSIFIED FINANCIAL SERVICES -- 0.6%
  MicroFinancial, Inc...................    23,600         342,200
                                                      ------------
DRUGS/PHARMACEUTICALS -- 2.2%
  Abgenix, Inc.*........................    11,000         166,375
  Anesta Corp.*.........................    17,000         383,562
  Chirex, Inc.*.........................    12,600         308,700
  Trimeris, Inc.*.......................    25,900         330,225
                                                      ------------
                                                         1,188,862
                                                      ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 4.4%
  American Xtal Technology, Inc.*.......    30,700         690,750
  HI/FN, Inc.*..........................    23,200         870,000
  Transwitch Corp.*.....................     7,600         343,900
  Zoran Corp.*..........................    27,800         455,225
                                                      ------------
                                                         2,359,875
                                                      ------------
ELECTRONICS -- 1.6%
  Genesis Microchip, Inc.*..............    27,900         662,625
  OYO Geospace Corp.*...................    21,400         171,200
                                                      ------------
                                                           833,825
                                                      ------------
ENTERTAINMENT -- 2.1%
  Cinar Corp. Cl. B*....................    17,600         404,800
  Image Entertainment, Inc.*............    44,600         262,025
  Macrovision Corp.*....................    13,100         484,700
                                                      ------------
                                                         1,151,525
                                                      ------------
ENVIRONMENTAL CONTROL -- 1.3%
  Casella Waste Systems, Inc. Cl. A*....     7,600         171,475
  Waste Connections, Inc.*..............    21,500         513,312
                                                      ------------
                                                           684,787
                                                      ------------
FOOD -- 0.7%
  Hain Food Group, Inc.*................    21,400         353,100
                                                      ------------
HEALTH CARE -- 2.8%
  Eclipse Surgical Technologies,
    Inc.*...............................    18,300         192,150

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
HEALTH CARE (CONTINUED)

  Novoste Corp.*........................    32,900    $    789,600
  Perclose, Inc.*.......................    17,100         530,100
                                                      ------------
                                                         1,511,850
                                                      ------------
HOME FURNISHINGS -- 1.9%
  American Woodmark Corp................    17,000         537,625
  Craftmade International, Inc..........    30,500         457,500
                                                      ------------
                                                           995,125
                                                      ------------
INTERNET SOFTWARE -- 7.5%
  AboveNet Communications, Inc.*........    10,000       1,308,750
  Autoweb.com, Inc.*....................    17,500         623,437
  Flashnet Communications, Inc.*........     5,900         242,637
  InterVU, Inc.*........................    12,600         559,125
  Netgravity, Inc.*.....................    31,100       1,286,762
                                                      ------------
                                                         4,020,711
                                                      ------------
LEISURE/GAMING -- 0.6%
  Travis Boats & Motors, Inc.*..........    17,900         322,200
                                                      ------------
MACHINERY-DIVERSIFIED -- 1.5%
  Brooks Automation, Inc.*..............    36,400         814,450
                                                      ------------
MEDICAL PRODUCTS -- 1.0%
  Hanger Orthopedic Group, Inc.*........    41,100         554,850
                                                      ------------
MEDICAL SUPPLIES/EQUIPMENT -- 5.9%
  Laser Vision Centers, Inc.*...........    14,200         541,375
  Lifecore Biomedical, Inc.*............    12,400         107,725
  Osteotech, Inc.*......................    37,950       1,304,531
  Xomed Surgical Products, Inc.*........    30,300       1,189,275
                                                      ------------
                                                         3,142,906
                                                      ------------
METAL FABRICATE/HARDWARE -- 0.4%
  Johnstown America Industries, Inc.*...    16,000         238,000
                                                      ------------
MISCELLANEOUS MANUFACTURING -- 0.4%
  Denali, Inc.*.........................    22,300         197,913
                                                      ------------
NETWORK SOFTWARE -- 1.2%
  Concur Technologies, Inc.*............    14,200         640,775
                                                      ------------
OFFICE FURNISHINGS -- 1.5%
  Winsloew Furniture, Inc.*.............    27,700         825,806
                                                      ------------
OIL & GAS PRODUCERS -- 1.3%
  Basin Exploration, Inc.*..............    30,700         425,962
  Unit Corp.*...........................    48,100         246,512
                                                      ------------
                                                           672,474
                                                      ------------
OPTICAL RECOGNITION SOFTWARE -- 0.3%
  Optimal Robotics Corp.*...............    21,600         159,300
                                                      ------------
OTHER COMMERCIAL SERVICES -- 6.3%
  Albany Molecular Research, Inc.*......     5,100         127,500
                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

OTHER COMMERCIAL SERVICES (CONTINUED)

  Automobile Protection Corp.*..........    50,900    $    407,200
  Bright Horizons Family Solutions,
    Inc.*...............................    15,338         335,519
  Corporate Executive Board Co.*........    12,200         321,775
  Gilman & Ciocia, Inc.*................    22,500         281,250
  Headway Corporate Resources*..........    34,300         150,062
  Hooper Holmes, Inc....................    47,400         740,625
  Kroll-O'Gara Co.*.....................    23,500         637,438
  Market Facts, Inc.*...................    16,200         356,400
                                                      ------------
                                                         3,357,769
                                                      ------------
OTHER CONSUMER SERVICES -- 1.2%
  GP Strategies Corp.*..................    36,200         642,550
                                                      ------------
RECREATIONAL PRODUCTS -- 2.3%
  Monaco Coach Corp.*...................    36,250         836,016
  The First Years, Inc..................    27,800         387,463
                                                      ------------
                                                         1,223,479
                                                      ------------
REGIONAL/COMMERCIAL BANKS -- 1.1%
  Sterling Bancorp-NY...................    29,800         582,963
                                                      ------------
RENTAL AUTO/EQUIPMENT -- 1.8%
  Rent-Way, Inc.*.......................    41,100         986,400
                                                      ------------
RETAIL -- 1.4%
  RoweCom, Inc.*........................    17,700         772,162
                                                      ------------
RETAIL-APPAREL -- 0.8%
  Catherines Stores Corp.*..............    26,400         184,800
  Shoe Carnival, Inc.*..................    21,500         268,750
                                                      ------------
                                                           453,550
                                                      ------------
RETAIL-AUTOMOBILE -- 2.3%
  Lithia Motors, Inc. Cl. A*............    12,100         192,087
  Sonic Automotive, Inc.*...............    66,600       1,032,300
                                                      ------------
                                                         1,224,387
                                                      ------------
RETAIL-BUILDING PRODUCTS -- 0.2%
  White Cap Industries, Inc.*...........     8,500          93,500
                                                      ------------
RETAIL-GARDENING PRODUCTS -- 1.1%
  Tractor Supply Co.*...................    22,500         575,156
                                                      ------------
RETAIL-INTERNET -- 1.3%
  Fatbrain.com, Inc.*...................    22,600         516,975
  IMALL, Inc.*..........................    11,200         180,600
                                                      ------------
                                                           697,575
                                                      ------------
RETAIL-MAIL ORDER -- 1.4%
  DM Management Co.*....................    48,400         756,250
                                                      ------------
RETAIL-MUSIC STORE -- 0.6%
  Musicland Stores Corp.*...............    18,900         166,556
  Trans World Entertainment*............    13,500         148,500
                                                      ------------
                                                           315,056
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

RETAIL-RESTAURANTS -- 0.4%
  Taco Cabana Cl. A*....................    26,000    $    229,125
                                                      ------------
SAVINGS & LOANS -- 3.5%
  Net.B@nk, Inc.*.......................    15,900       1,081,200
  Telebanc Financial Corp.*.............    10,000         797,500
                                                      ------------
                                                         1,878,700
                                                      ------------
TELECOMMUNICATIONS -- 0.3%
  Transaction Network Services, Inc.*...     9,300         152,287
                                                      ------------
TELECOMMUNICATIONS EQUIPMENT -- 3.4%
  Com21, Inc.*..........................    19,400         509,250
  Metro One Telecommunications*.........    13,900         198,075
  Microwave Power Devices, Inc.*........    30,200         241,600
  Northeast Optic Network, Inc.*........    36,200         511,325
  P-Com, Inc.*..........................    49,500         377,438
                                                      ------------
                                                         1,837,688
                                                      ------------
                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
TOYS/GAMES/HOBBIES -- 0.7%
  Jakks Pacific, Inc.*..................    19,300    $    357,050
                                                      ------------
TRANSPORTATION-TRUCKS -- 0.6%
  Forward Air Corp.*....................    23,800         312,375
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $40,366,953)..............................     54,652,200
                                                      ------------

TOTAL INVESTMENTS -- 102.0%
  (Cost: $40,366,953).............................      54,652,200
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.0%)...      (1,059,160)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   53,593,040
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; DOUGLAS FORSYTH, CFA, Portfolio Manager.

  GOAL: The Convertible Fund seeks to maximize total return by investing primarily in convertible and equity securities of US companies.

  MARKET OVERVIEW: For much of the 12-month period ending March 31, 1999, a variety of factors contributed to a favorable environment for convertible bonds including:

  - low inflation

  - stable interest rates

  - moderate economic growth

  In late July and throughout August, however, the environment was highly turbulent. Investors feared that the economic and currency turmoil in emerging countries would spread worldwide, crimping economic growth and corporate profits.

  Rising yield spreads, falling stock prices and mass liquidations by broker/dealers and convertible arbitrage funds caused extreme volatility for convertible bonds. August was the second-worst performing month ever experienced by the convertibles market behind October 1987. After climbing to record highs in mid-July, US stocks and convertible securities alike fell sharply over the next several weeks.

  Investor confidence reappeared in September. The Federal Reserve Board cut short-term interest rates late in September and two more times over the next six weeks helping to restore liquidity and contributing to continued economic growth.

  PERFORMANCE: The Convertible Fund's I shares posted a gain for the 12-month period ending March 31, 1999 of 19.9% versus 2.3% for the First Boston Convertible Index. Returns for the fund even outdistanced the S&P 500 Index, which was up 18.5% in the period.

  PORTFOLIO SPECIFICS: Early in the period, concerns over acquisitions and market volatility caused the convertible securities of broadcast companies, such as Chancellor Media, to negatively affect the fund's performance.

  However, issue selection, especially within the technology sector, contributed to strong returns in the second half of the 12-month period. Among the fund's top-performing holdings were Safeguard Scientifics and Qualcomm. Other strong performers included America Online and Exodus Communications.

  MARKET OUTLOOK: Applying our bottom-up approach, we continue to uncover attractive convertible issues with the potential to deliver strong gains with limited downside exposure. The environment remains positive given:

  - solid corporate profits

  - long-term interest rates near 30-year lows

  - benign inflation

  Following the liquidity crisis in late July and August, convertible bonds continue to trade at discounts from what we believe to be their fair values.

--------------------------------------------------------------------------------

CONVERTIBLE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN CONVERTIBLE FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99
 1 YEAR                            5 YEARS                           10 YEARS
 19.93%                             17.54%                            17.33%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           CONVERTIBLE FUND INSTITUTIONAL     FIRST BOSTON
                INSTITUTIONAL SHARES        CONVERTIBLE INDEX
12/31/86             250,000.00                250,000.00
12/87                          242,192.10           249,438.54
12/88                          290,338.44           282,892.46
12/89                          372,774.09           321,822.20
12/90                          379,632.61           299,660.78
12/91                          525,252.06           386,904.65
12/92                          576,918.91           454,915.53
12/93                          733,163.96           539,287.59
12/94                          677,511.21           513,857.47
12/95                          828,291.41           635,736.19
12/96                        1,002,375.72           723,744.87
12/97                        1,235,942.36           846,216.97
12/98                        1,502,171.25           901,614.86
3/31/99                      1,606,750.81           936,715.77

This graph compares a $250,000 investment in Convertible Fund Institutional Shares with the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Fund reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
CONVERTIBLE FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 31.0%
-------------------------------------------------------------------
ADVERTISING -- 0.7%
  Snyder Communications, Inc. 6.500%
    (STRYPES)...........................       83,310  $  2,171,267
                                                       ------------
BROADCASTING -- 3.1%
  Chancellor Media Corp. $3.00..........       17,300     1,652,150
  CSC Holdings, Inc. I 8.500%...........       39,250     4,376,375
  Evergreen Media Corp. $3.00 144A......       41,310     3,945,105
                                                       ------------
                                                          9,973,630
                                                       ------------
DIVERSIFIED FINANCIAL SERVICES -- 14.2%
  Big Flower Trust 6.000%...............       49,630     3,089,467
  Finova Finace Trust 5.500% (TOPRS)....       31,320     2,255,040
  K Mart Financing I 7.750%.............       75,790     4,585,295
  Merrill Lynch & Co. CIBER 7.875%
    (STRYPES)...........................       36,800     1,600,800
  Merrill Lynch & Co. Cox Communications
    6.000% (STRYPES)....................       94,700     5,835,887
  Morgan Stanley Dean Witter Discover &
    Co. 6.000% (PERQS)*.................       34,165     3,847,833
  Morgan Stanley Group, Inc. WCOM Reset
    (PERQS)*............................      660,900     5,782,875
  Protective Life Capital Trust II
    6.500% (PRIDES).....................       48,100     2,997,231
  Qualcomm Financial Trust 5.750%.......       57,800     5,252,575
  Qwest Trends Trust 5.750%.............       89,000     5,818,375
  United Rentals Trust I 6.500%.........       26,900     1,197,050
  United Rentals Trust I 6.500% (QUIPS)
    144A................................       66,100     2,941,450
                                                       ------------
                                                         45,203,878
                                                       ------------
DRUGS/PHARMACEUTICALS -- 0.5%
  Mckesson Financing Trust 5.000%.......       19,115     1,744,244
                                                       ------------
ELECTRIC -- 3.5%
  Houston Industries, Inc. (ACES).......       43,900     5,289,950
  Texas Utilities Co. 9.250% (PRIDES)...      108,200     5,768,412
                                                       ------------
                                                         11,058,362
                                                       ------------
HOME BUILDING -- 0.3%
  Kaufman & Broad Home 8.250%
    (PRIDES)............................      120,600       964,800
                                                       ------------
INSURANCE -- 1.4%
  American General Corp. 6.000%
    (MIPS)..............................       49,100     4,394,450
                                                       ------------
MEDIA -- 2.1%
  Mediaone Group, Inc. 4.500%...........       50,900     6,543,831
                                                       ------------
OIL & GAS SERVICES -- 1.0%
  EVI, Inc. 5.000%......................      102,647     3,143,564
                                                       ------------
PIPELINES -- 1.8%
  Williams Cos., Inc. $3.50.............       30,300     5,650,950
                                                       ------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.0%
  Airtouch Communications, Inc.
    C 4.250%............................       33,382  $  4,489,879
  Winstar Communications, Inc.
    D 7.000%............................       38,000     1,743,250
                                                       ------------
                                                          6,233,129
                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
  LM Erriccson Telephone Co. 4.250%.....      209,220     1,340,316
                                                       ------------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost: $76,343,701)................................    98,422,421
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 61.2%
-------------------------------------------------------------------
ADVERTISING -- 4.1%
  Doubleclick, Inc.
    4.750%, 03/15/06 144A...............  $ 2,970,000     3,749,625
  Omnicom Group, Inc.
    4.250%, 01/03/07 144A...............      718,000     1,847,055
  Omnicom Group, Inc.
    2.250%, 01/06/13....................    4,313,000     7,493,838
                                                       ------------
                                                         13,090,518
                                                       ------------
AEROSPACE/DEFENSE -- 0.7%
  Kellstrom Industries, Inc.
    5.500%, 06/15/03....................    1,617,000     1,273,387
  Orbital Sciences Corp.
    5.000%, 10/01/02....................      750,000       892,500
                                                       ------------
                                                          2,165,887
                                                       ------------
APPLICATIONS SOFTWARE -- 0.5%
  Citrix Systems, Inc. 144A*
    0.000%, 03/22/19....................    5,010,000     1,722,188
                                                       ------------
BIOTECHNOLOGY -- 1.0%
  Centocor, Inc.
    4.750%, 02/15/05....................    3,230,000     3,149,250
                                                       ------------
BROADCASTING -- 2.7%
  CBS Radio, Inc. 144A
    7.000%, 06/30/11....................    1,555,000     2,514,241
  Clear Channel Communications
    2.625%, 04/01/03....................    4,829,000     5,939,670
                                                       ------------
                                                          8,453,911
                                                       ------------
COMPUTER SOFTWARE -- 1.1%
  Veritas Software Corp. 144A
    5.250%, 11/01/04....................    1,751,000     3,530,454
                                                       ------------
COMPUTERS -- 7.1%
  Affiliated Computer Services, Inc.
    144A
    4.000%, 03/15/05....................    2,288,000     2,819,960
  Apple Computer, Inc.
    6.000%, 06/01/01....................    3,341,000     4,343,300

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------
COMPUTERS (CONTINUED)

  Comverse Technology, Inc.
    4.500%, 07/01/05....................  $    55,000  $     79,956
  Comverse Technology, Inc. 144A
    4.500%, 07/01/05....................    4,415,000     6,418,306
  EMC Corp. 144A
    3.250%, 03/15/02....................    1,042,000     5,979,777
  Safeguard Scientifics, Inc. 144A
    6.000%, 02/01/06....................    1,245,000     2,947,537
                                                       ------------
                                                         22,588,836
                                                       ------------
DATA PROCESSING/MANAGEMENT SOFTWARE -- 1.7%
  Automatic Data Processing*
    0.000%, 02/20/12....................    4,942,000     5,300,295
                                                       ------------
DIVERSIFIED FINANCIAL SERVICES -- 4.9%
  Allianze Finance BV
    3.000%, 02/04/03....................    2,390,000     1,367,065
  Merrill Lynch & Co.
    1.000%, 02/08/06....................    4,120,000     3,975,800
  Swiss Life Finance, Ltd. 144A
    2.000%, 05/20/03....................    5,122,000     5,813,470
  Xerox Credit Corp.
    2.875%, 07/01/02....................    3,808,000     4,464,880
                                                       ------------
                                                         15,621,215
                                                       ------------
DRUGS/PHARMACEUTICALS -- 3.4%
  Alpharma, Inc.
    5.750%, 04/01/05....................    1,040,000     1,565,200
  Alpharma, Inc. 144A
    5.750%, 04/01/05....................    2,200,000     3,311,000
  Sepracor, Inc. 144A
    7.000%, 12/15/05....................    5,000,000     5,831,250
                                                       ------------
                                                         10,707,450
                                                       ------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 2.5%
  LSI Logic Corp. 144A
    4.250%, 03/15/04....................    2,390,000     2,876,963
  Micron Technology, Inc.
    7.000%, 07/01/04....................    4,615,000     4,961,125
                                                       ------------
                                                          7,838,088
                                                       ------------
ELECTRONICS -- 1.8%
  Solectron Corp. 144A*
    0.000%, 01/27/19....................   11,665,000     5,759,594
                                                       ------------
ENVIRONMENTAL CONTROL -- 1.7%
  Waste Management, Inc.
    4.000%, 02/01/02....................    4,553,000     5,361,158
                                                       ------------
HOME BUILDING -- 0.9%
  Lennar Corp.*
    0.000%, 07/29/18....................    6,592,000     2,892,240
                                                       ------------
                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------
INSURANCE -- 1.3%
  Mutual Risk Management*
    0.000%, 10/30/15....................  $ 5,071,000  $  4,139,204
                                                       ------------
INTERNET SOFTWARE -- 7.8%
  America Online, Inc. 144A
    4.000%, 11/15/02....................      487,000     5,453,791
  America Online, Inc.
    4.000%, 11/15/02....................    1,650,000     1,847,794
  At Home Corp. 144A
    0.525%, 12/28/18....................    8,058,000     8,561,625
  Exodus Communications, Inc. 144A
    5.000%, 03/15/06....................    2,930,000     4,691,663
  Sportsline USA, Inc. 144A
    5.000%, 04/01/06....................    4,560,000     4,178,100
                                                       ------------
                                                         24,732,973
                                                       ------------
MISCELLANEOUS MANUFACTURING -- 1.4%
  ADT Operations*
    0.000%, 07/06/10....................    2,213,000     4,345,779
                                                       ------------
OIL & GAS PRODUCERS -- 3.4%
  Diamond Offshore Drilling
    3.750%, 02/15/07....................    6,546,000     6,791,475
  Pennzenergy Co.
    4.900%, 08/15/08....................    4,000,000     4,000,000
                                                       ------------
                                                         10,791,475
                                                       ------------
OTHER COMMERCIAL SERVICES -- 0.9%
  Quintiles Transnational
    4.250%, 05/31/00....................    2,792,000     2,966,500
                                                       ------------
PRINTING-COMMERCIAL -- 1.8%
  Mail-Well, Inc.
    5.000%, 11/01/02....................    1,982,000     1,922,540
  World Color Press, Inc.
    6.000%, 10/01/07....................    4,242,000     3,881,430
                                                       ------------
                                                          5,803,970
                                                       ------------
RETAIL-BUILDING PRODUCTS -- 1.7%
  Home Depot, Inc.
    3.250%, 10/01/01....................    1,892,000     5,266,855
                                                       ------------
RETAIL-HYPERMARKETS -- 2.2%
  Costco Cos., Inc.*
    0.000%, 08/19/17....................    6,664,000     7,155,469
                                                       ------------
RETAIL-INTERNET -- 1.7%
  Amazon.Com, Inc. 144A
    4.750%, 02/01/09....................    4,305,000     5,435,063
                                                       ------------
RETAIL-OFFICE SUPPLIES -- 1.7%
  Office Depot, Inc.*
    0.000%, 11/01/08....................    6,250,000     5,523,438
                                                       ------------
RETIREMENT/AGED CARE -- 1.0%
  Sunrise Assisted Living, Inc.
    5.500%, 06/15/02....................    2,289,000     3,078,705
                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE FUND

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------

CONVERTIBLE CORPORATE BONDS (Continued)
---------------------------------------------------------

TELECOMMUNICATIONS -- 2.2%
  Global Telesystems Group, Inc.
    5.750%, 07/01/10....................  $ 1,190,000  $  1,410,150
  NTL, Inc. 144A
    7.000%, 12/15/08....................    3,650,000     5,529,750
                                                       ------------
                                                          6,939,900
                                                       ------------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost: $151,174,336)...............................   194,360,415
                                                       ------------

                                            NUMBER
                                           OF SHARES
-------------------------------------------------------------------
COMMON STOCK -- 3.1%
-------------------------------------------------------------------
ELECTRONIC COMPONENTS/SEMICONDUCTORS -- 1.3%
  Analog Devices*.......................      140,939     4,192,935
                                                       ------------
MONEY CENTER BANKS -- 0.9%
  BankAmerica Corp......................       41,000     2,895,625
                                                       ------------
REITS -- 0.5%
  Reckson Associates Realty Corp........       78,000     1,603,875
                                                       ------------
TELECOMMUNICATIONS -- 0.0%
  Winstar Communications, Inc.*.........          971        35,290
                                                       ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.4%
  American Tower Corp. Cl. A*...........       52,900     1,296,050
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $9,645,606).................................    10,023,775
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT        VALUE
-------------------------------------------------------------------
COMMERCIAL PAPER -- 5.0%
-------------------------------------------------------------------
  Central Illinois Public Utilities
    5.030%, 04/01/99
    (Cost: $15,868,000).................  $15,868,000  $ 15,868,000
                                                       ------------
-------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 0.7%
-------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $2,270,000 at
    4.900%, (Agreement dated 03/31/99;
    to be repurchased at $2,270,309 on
    04/01/99; collateralized by
    $2,310,000 FNMA Notes, 5.340% due
    01/24/02 (Value $2,337,895))
    (Cost: $2,270,000)..................    2,270,000     2,270,000
                                                       ------------

TOTAL INVESTMENTS -- 101.0%
  (Cost: $255,301,643)............................     320,944,611
LIABILITIES IN EXCESS OF OTHER
ASSETS -- (1.0%)..................................      (3,136,965)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  317,807,646
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: FRED S. ROBERTSON, III, Partner, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Partner, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Quality Bond Fund seeks to maximize long-term total return from a portfolio utilizing multiple sectors of the bond market including a broad range of investment-grade issues, as well as, on an opportunistic basis, developed international bonds and below-investment grade corporate issues.

  MARKET OVERVIEW: Strong money growth, relatively low interest rates and benign inflation largely offset risks posed by currency and economic turmoil among a number of emerging markets during the 12-month period ending March 31, 1999. Early in the period, the US bond market remained stretched between conflicting economic signals. For example, although building wage pressure triggered fears of rising prices, inflation remained low. Amid such contradictory signs, yields were mired in a narrow trading range.

  In August, however, the environment changed significantly. The Russian currency crisis and concerns that devaluations and defaults would spread worldwide prompted investors to seek safety. US Treasury bonds were the primary beneficiary. Other sectors of the fixed income market, such as mortgage-backed securities and high yield bonds were overlooked, resulting in their underperformance versus Treasuries. The US Federal Reserve Board's decision to lower short-term interest rates three times over a six-week period between late September and mid November helped restore confidence and liquidity to the world's financial markets. In February, evidence of a robust US economy pushed interest rates higher and fears of inflation spread. In this environment, Treasury issues were most severely affected while non-Treasury issues delivered better relative returns. Investor fears diminished in March and US bonds closed the period with gains.

  PERFORMANCE: During the period, the High Quality Bond Fund's I shares were up 6.1%. The Lipper General Bond Fund Index gained 1.4% and the Lehman Aggregate Index was up 6.5%.

  PORTFOLIO SPECIFICS: Fund returns were affected by two primary factors -- interest-rate position and sector selection. In August, we anticipated an easing of monetary policy and extended the duration of the portfolio. Our changes proved beneficial as the Federal Reserve Board did indeed lower interest rates late in the quarter. Later in the period, amid signs of near-term economic acceleration, we adjusted our interest rate position to neutral. A modest allocation to international developed market and high yield bonds had a positive affect on returns both early and later in the period. During August, amid investors' flight to quality, our underweight position in US Treasuries negatively affected performance.

  MARKET OUTLOOK: While the longer-term outlook for bonds remains positive, near-term risks exist. With leading indicators suggesting a continuing surge in economic growth, higher interest rates may eventually be necessary to slow the economy to a less inflationary rate. In this environment, we believe a neutral stance on interest rates is appropriate.

--------------------------------------------------------------------------------

HIGH QUALITY BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH QUALITY BOND FUND INSTITUTIONAL SHARES WITH THE LEHMAN AGGREGATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                          SINCE
 1 YEAR                             3 Years                           INCEPTION
  6.14%                              7.85%                              8.13%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH QUALITY BOND FUND INSTITUTIONAL SHARES     LEHMAN AGGREGATE BOND INDEX
 8/31/95                   $250,000.00                             $250,000.00
  12/95                    $272,016.18                             $263,175.71
3/96                                        $263,734.75                      $258,481.07
6/96                                        $264,958.05                      $259,956.87
9/96                                        $269,991.83                      $264,743.39
12/96                                       $278,233.23                      $272,688.49
3/97                                        $276,856.27                      $271,173.85
6/97                                        $287,277.02                      $281,162.74
9/97                                        $296,747.94                      $290,536.96
12/97                                       $304,716.75                      $299,096.26
3/98                                        $311,741.66                      $303,711.47
6/98                                        $317,198.51                      $310,810.66
9/98                                        $326,463.44                      $323,947.25
12/98                                       $330,743.30                      $325,039.25
03/31/99                                    $330,864.70                      $323,387.35

This graph compares a $250,000 investment in the High Quality Bond Fund Institutional Shares with the Lehman Aggregate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 35.8%
-----------------------------------------------------------------
AEROSPACE/DEFENSE -- 0.9%
  Rockwell International Corp.
    5.200%, 01/15/98....................  $  440,000  $   323,607
                                                      -----------
AIRLINES -- 2.5%
  Atlas Air, Inc.
    9.375%, 11/15/06....................     150,000      151,313
  Continental Airlines, Inc. 991A
    6.545%, 08/02/20....................     400,000      396,976
  Continental Airlines, Inc. 1998-3 A-2
    6.320%, 11/01/08....................     325,000      322,455
  Trans World Airlines
    11.375%, 03/01/06...................      50,000       26,375
                                                      -----------
                                                          897,119
                                                      -----------
APPAREL -- 1.2%
  Jones Apparel
    6.250%, 10/01/01....................     460,000      454,296
                                                      -----------
BEVERAGES-ALCOHOLIC -- 0.5%
  J Seagram & Sons
    7.500%, 12/15/18....................     180,000      181,307
                                                      -----------
BROADCASTING -- 2.2%
  CD Radio, Inc.
    0.000% (until 12/01/02, thereafter
    15.000% to maturity), 12/01/07......     100,000       54,875
  Echostar DBS Corp.
    9.375%, 02/01/09....................     250,000      259,375
  Fox Family Worldwide, Inc.
    9.250%, 11/01/07....................     100,000       94,750
  Fox Family Worldwide, Inc.
    0.000% (until 11/01/02, thereafter
    10.250% to maturity), 11/01/07......     150,000       96,188
  News America Holdings
    8.875%, 04/26/23....................     210,000      247,409
  Source Media, Inc.
    12.000%, 11/01/04...................      75,000       60,000
                                                      -----------
                                                          812,597
                                                      -----------
CHEMICALS -- 0.4%
  NL Industries
    11.750%, 10/15/03...................     150,000      157,500
                                                      -----------
COMPUTER SOFTWARE -- 0.9%
  Computer Associates International
    6.375%, 04/15/05....................     330,000      324,225
                                                      -----------
COMPUTERS -- 0.7%
  Apple Computer, Inc.
    6.500%, 02/15/04....................     100,000       92,750
  Unisys Corp.
    12.000%, 04/15/03...................     150,000      165,938
                                                      -----------
                                                          258,688
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CREDIT CARDS -- 0.4%
  Salton, Inc.
    10.750%, 12/15/05...................  $  150,000  $   156,375
                                                      -----------
DISTRIBUTION/WHOLESALE -- 0.3%
  United Stationer Supply
    12.750%, 05/01/05...................     100,000      111,000
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 4.4%
  Amresco, Inc.
    9.875%, 03/15/05....................      15,000       11,813
  AON Capital Trust A
    8.205%, 01/01/27....................     360,000      398,455
  Countrywide Capital III
    8.050%, 06/15/27....................     100,000      104,820
  Donaldson, Lufkin & Jenrette
    6.280%, 05/15/03....................     100,000       99,778
  GS Escrow Corp.
    6.750%, 08/01/01....................     250,000      247,813
  GS Escrow Corp.
    7.000%, 08/01/03....................     250,000      244,375
  Household Finance Corp.
    6.500%, 11/15/08....................     100,000      100,500
  MCII Holdings
    12.000% (until 11/15/99, thereafter
    15.000% to maturity), 11/15/02......      50,000       44,000
  Px Escrow Corp.
    0.000% (until 02/01/02, thereafter
    9.625% to maturity), 02/01/06.......     150,000       88,688
  U.S. West Captial Funding, Inc.
    6.875%, 07/15/28....................     260,000      260,718
                                                      -----------
                                                        1,600,960
                                                      -----------
ENGINEERING & CONSTRUCTION -- 0.9%
  McDermott, Inc.
    9.375%, 03/15/02....................     300,000      315,570
                                                      -----------
ENTERTAINMENT -- 1.8%
  Argosy Gaming Co.
    13.250%, 06/01/04...................     450,000      509,625
  Ascent Entertainment Group
    0.000% (until 12/01/02, thereafter
    11.875% to maturity), 12/15/04......     200,000      128,000
                                                      -----------
                                                          637,625
                                                      -----------
ENVIRONMENTAL CONTROL -- 0.5%
  U.S. Filter Corp.
    6.500%, 05/15/03....................     195,000      194,982
                                                      -----------
HEALTH CARE -- 0.7%
  Abbey Healthcare Group
    9.500%, 11/01/02....................     250,000      248,438
                                                      -----------
HOME BUILDING -- 0.6%
  Lennar Corp.
    7.625%, 03/01/09....................     225,000      220,887
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

INSURANCE -- 3.2%
  Florida Windstorm Under
    7.125%, 02/25/19....................  $  200,000  $   200,650
  Liberty Financial Co.
    7.625%, 11/15/28....................     560,000      585,250
  Lumbermens Mutual Casualty
    8.300%, 12/01/37....................     135,000      135,444
  Reliastar Financial Corp.
    6.500%, 11/15/08....................     255,000      256,063
                                                      -----------
                                                        1,177,407
                                                      -----------
INTERNET SOFTWARE -- 0.1%
  IDT Corp.
    8.750%, 02/15/06....................      50,000       50,875
                                                      -----------
INVESTMENT COMPANIES -- 0.5%
  Dryden Investor Trust
    7.157%, 07/23/08....................     183,740      180,139
                                                      -----------
LEISURE/GAMING -- 0.3%
  Circus Circus Enterprises
    9.250%, 12/01/05....................     100,000      104,500
                                                      -----------
MANUFACTURING-OTHER -- 0.6%
  Tyco International Group S.A.
    7.000%, 06/15/28....................     230,000      229,126
                                                      -----------
MEDICAL SUPPLIES/EQUIPMENT -- 1.0%
  Guidant Corp.
    6.150%, 02/15/06....................     375,000      365,363
                                                      -----------
METALS-DIVERSIFIED -- 1.0%
  Scotia Pacific Co. LLC
    6.550%, 01/20/07....................     386,658      363,512
                                                      -----------
OIL & GAS PRODUCERS -- 0.6%
  Deeptech International, Inc.
    12.000%, 12/15/00...................     200,000      216,250
                                                      -----------
OTHER COMMERCIAL SERVICES -- 0.6%
  Cendant Corp.
    7.750%, 12/01/03....................     200,000      205,284
                                                      -----------
PIPELINES -- 0.3%
  KN Energy, Inc.
    6.450%, 03/01/03....................     120,000      121,652
                                                      -----------
PUBLISHING -- 0.1%
  American Lawyer Media
    9.750%, 12/15/07....................      50,000       51,875
                                                      -----------
REAL ESTATE -- 0.2%
  Bluegreen Corp.
    10.500%, 04/01/08...................     100,000       87,750
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
RECREATIONAL CENTERS -- 0.2%
  Bally Total Fitness Holdings
    9.875%, 10/15/07....................  $   75,000  $    74,250
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 0.1%
  United Rentals, Inc.
    9.500%, 06/01/08....................      50,000       52,250
                                                      -----------
RETAIL-DISCOUNT -- 0.7%
  K Mart Corp.
    6.780%, 08/02/99....................     250,000      250,938
                                                      -----------
RETAIL-INTERNET -- 0.4%
  Amazon.Com, Inc.
    0.000% (until 05/01/03, thereafter
    10.000% to maturity), 05/01/08......     200,000      135,750
                                                      -----------
RETAIL-MUSIC STORE -- 0.3%
  Musicland Stores Corp.
    9.875%, 03/15/08....................     100,000      101,500
                                                      -----------
TELECOMMUNICATIONS -- 2.6%
  Crown Castle International Corp.
    0.000% (until 11/15/02, thereafter
    12.750% to maturity), 11/15/07......     200,000      141,250
  Global Telesystems Group, Inc.
    9.875%, 02/15/05....................     200,000      193,500
  International Cabletel, Inc.
    0.000% (until 04/15/00, thereafter
    12.750% to maturity), 04/15/05......     250,000      239,062
  Orbcomm Global LP
    14.000%, 08/15/04...................     175,000      171,500
  Pac-West Telecommunications, Inc.
    13.500%, 02/01/09...................     200,000      198,000
                                                      -----------
                                                          943,312
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 1.2%
  Covad Communications Group
    0.000% (until 03/15/03, thereafter
    13.500% to maturity), 03/15/08......     250,000      136,563
  Motorola, Inc.
    6.500%, 11/15/28....................     280,000      268,579
  Northeast Optic Network
    12.750%, 08/15/08...................      25,000       26,063
                                                      -----------
                                                          431,205
                                                      -----------
TELEPHONE -- 2.5%
  AT&T Corp.
    6.500%, 03/15/29....................     180,000      175,961
  GTE Corp.
    6.940%, 04/15/28....................     220,000      224,154
  MCI Worldcom, Inc.
    6.950%, 08/15/28....................     230,000      233,588
  Sprint Capital Corp.
    6.875%, 11/15/28....................     270,000      266,962
                                                      -----------
                                                          900,665
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

TRANSPORTATION-AIR FREIGHT -- 0.4%
  Federal Express Corp.
    7.600%, 07/01/97....................  $  150,000  $   146,692
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $13,253,979)...............................   13,085,471
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 7.7%
-----------------------------------------------------------------
BERMUDA -- 0.7%
  Sea Containers
    12.500%, 12/01/04...................     225,000      243,000
                                                      -----------
CANADA -- 0.5%
  Russell Metals
    10.250%, 06/15/00...................     170,000      173,400
                                                      -----------
CHILE -- 1.3%
  Empresa Nacional de Electricidad
    7.875%, 02/01/27....................      70,000       60,329
  Empresa Nacional de Electricidad
    8.125%, 02/01/97....................     240,000      196,608
  Endesa
    7.200%, 04/01/06....................     100,000       94,745
  Enersis S.A.
    7.400%, 12/01/16....................      80,000       73,182
  Enersis S.A.
    6.600%, 12/01/26....................      40,000       38,697
                                                      -----------
                                                          463,561
                                                      -----------
DENMARK -- 1.1%
  NYKREDIT
    5.000%, 10/01/29....................   3,050,000      410,815
                                                      -----------
HONG KONG -- 0.2%
  Hutchison Whampoa Financial
    7.500%, 08/01/27....................     100,000       84,838
                                                      -----------
MEXICO -- 0.9%
  Pemex Finance, Ltd.
    6.300%, 05/15/10....................     350,000      340,669
                                                      -----------
SWEDEN -- 0.8%
  Foreningssparbanken AB
    7.500%, 09/29/49....................     300,000      291,594
                                                      -----------
UNITED KINGDOM -- 0.5%
  United Utilities PLC
    6.875%, 08/15/28....................     180,000      172,026
                                                      -----------
VENEZUELA -- 1.7%
  Cerro Negro Finance, Ltd.
    7.330%, 12/01/09....................     110,000       92,179
  Fetinitro Financial
    8.290%, 04/01/20....................     185,000      123,950
  PDVSA Finance, Ltd.
    6.800%, 11/15/08....................     365,000      303,651
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

VENEZUELA (CONTINUED)

  PDVSA Finance, Ltd.
    7.500%, 11/15/28....................  $  145,000  $   103,930
                                                      -----------
                                                          623,710
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $3,033,968)................................    2,803,613
                                                      -----------
-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 3.3%
-----------------------------------------------------------------
U.S. TREASURY BONDS -- 0.9%
  8.500%, 02/15/20......................     260,000      339,828
                                                      -----------
U.S. TREASURY INFLATION INDEX -- 1.9%
  3.625%, 01/15/08......................     710,000      705,306
                                                      -----------
U.S. TREASURY NOTES -- 0.5%
  6.375%, 05/15/99......................     165,000      165,284
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $1,213,146)................................    1,210,418
                                                      -----------
-----------------------------------------------------------------
AGENCY OBLIGATIONS -- 5.8%
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.7%
  Pool # 200112
    9.500%, 11/01/05....................     142,200      147,877
  Pool # 380032
    10.000%, 10/01/03...................      51,170       53,085
  Pool # 43 PG
    6.500%, 12/17/22....................     145,000      146,087
  Pool # B00623
    9.000%, 06/01/06....................      57,714       59,357
  Pool # E74572
    5.500%, 01/01/14....................     396,956      386,906
  Pool # E74614
    5.500%, 02/01/14....................     196,236      191,267
                                                      -----------
                                                          984,579
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  Pool # 1994 27 PJ
    6.500%, 06/25/23....................     255,000      256,673
  Pool # 1996 59 K
    6.500%, 07/25/23....................      80,000       77,725
  Pool # 273114
    6.500%, 02/01/09....................     225,665      227,911
  Pool # 303262
    9.500%, 05/01/07....................      77,461       80,882
  Pool # 303481
    10.000%, 10/01/05...................      66,041       69,382
  Pool # 303758
    9.500%, 07/01/06....................      62,919       65,699
  Pool # 363503
    9.500%, 06/01/05....................      75,863       78,627
                                                      -----------
                                                          856,899
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH QUALITY BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

AGENCY OBLIGATIONS (Continued)
---------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.1%
  Pool # 141741
    11.000%, 11/15/15...................  $    2,428  $     2,709
  Pool # 299705
    8.500%, 02/15/21....................       8,159        8,637
  Pool # 50700
    11.500%, 02/15/12...................       2,676        2,999
  Pool # 64054
    11.500%, 02/15/13...................       3,574        3,983
  Pool # 68958
    11.500%, 07/15/13...................       4,665        5,229
                                                      -----------
                                                           23,557
                                                      -----------
TENNESSEE VALLEY AUTHORITY -- 0.7%
  Tennessee Valley Authority -
    Global Series A
    6.375%, 06/15/05....................     250,000      258,165
                                                      -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $2,075,681)................................    2,123,200
                                                      -----------
-----------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 3.4%
-----------------------------------------------------------------
GERMANY -- 1.4%
  German Unity Fund
    8.000%, 01/21/02....................     403,920      492,582
                                                      -----------
NEW ZEALAND -- 1.3%
  Federal National Mortgage Association
    7.250%, 06/20/02....................     860,000      478,992
                                                      -----------
SWEDEN -- 0.7%
  Swedish Government
    5.500%, 04/12/02....................   2,000,000      258,733
                                                      -----------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost: $1,193,122)................................    1,230,307
                                                      -----------
-----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 26.0%
-----------------------------------------------------------------
FINANCIAL SERVICES -- 0.7%
  Captiva CBO 1997 1A A
    6.860%, 11/30/09....................     250,000      242,367
                                                      -----------
MORTGAGE-COMMERCIAL -- 21.0%
  Allied Capital Commercial Mortgage
    1998 1 C
    6.710%, 12/25/04....................     400,000      385,687
  ARG Funding Corp. 1999 1A A3
    6.020%, 05/20/05....................     370,000      368,728
  Asset Securitization Corp. 1996 D2 A1
    6.920%, 02/14/29....................     387,024      396,276
  Comed Transitional Funding Trust
    1998 1 A6
    5.630%, 06/25/09....................     310,000      301,548
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

MORTGAGE-COMMERCIAL (CONTINUED)

  Comed Transitional Funding Trust
    1998 1 A7
    5.740%, 12/25/10....................  $  170,000  $   164,409
  CRIIMI MAE Commercial Mortgage
    1998 C1 A2
    7.000%, 03/02/11....................     180,000      163,350
  DLJ Commercial Mortgage Corp
    1998 CF1 CP
    0.608%, 04/15/05....................   7,000,000      306,250
  DLJ Commercial Mortgage Corp
    1998 CF2 A1B
    6.240%, 11/12/31....................     750,000      742,969
  DLJ Mortgage Acceptance Corp.
    1996 CF1 S
    0.727%, 03/12/06....................   8,692,266      198,292
  DLJ Mortgage Acceptance Corp.
    1998 A A2
    7.116%, 05/28/28....................     225,901      224,631
  Federal National Mortgage Association-
    Aces 1996 M5 XS
    0.537%, 01/25/13....................  12,541,373      329,211
  Federal National Mortgage Association-
    Aces 1997 M8 X1
    0.654%, 10/25/02....................  18,000,000      362,812
  Global Franchise Trust 1998 1 A1
    6.349%, 04/10/04....................     406,636      407,399
  GMAC Commercial Mortgage Securities,
    Inc. 1998 C2 A2
    6.420%, 08/15/08....................     260,000      260,812
  GS Mortgage Securities Corp.
    1998 C1 A1
    6.060%, 10/18/30....................     368,084      363,024
  GS Mortgage Securities Corp.
    1998 GLII A2
    6.562%, 04/13/31....................     470,000      469,302
  JP Morgan Commercial Mortgage 1998 C6
    A2
    6.533%, 01/15/30....................     690,000      697,763
  Merrill Lynch Mortgage Investors, Inc.
    1995 C2 IO
    1.158%, 06/15/21....................   7,038,926      215,567
  Morgan Stanley Capital I 1998 XL2 A2
    6.170%, 10/03/08....................     410,000      402,056
  Morgan Stanley Capital I 1999 RM1 A2
    6.710%, 12/15/31....................     340,000      346,694
  Mortgage Capital Funding, Inc.
    1998 MC3 A1
    6.001%, 11/18/31....................     285,104      283,100
  Nomura Asset Securities Corp.
    1998 D6 A1B
    6.590%, 03/17/28....................     300,000      302,438
                                                      -----------
                                                        7,692,318
                                                      -----------
MORTGAGE-RESIDENTIAL -- 4.3%
  Amresco Residential Securities 1996 3
    A5
    7.550%, 02/25/23....................     320,000      323,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CMO'S AND ASSET-BACKED SECURITIES (Continued)
---------------------------------------------------------
MORTGAGE-RESIDENTIAL (CONTINUED)

  Amresco Residential Securities 1997 3
    A9
    6.960%, 03/25/27....................  $  410,000  $   417,752
  Bankboston Home Equity Loan Trust 1998
    2 A4
    6.110%, 09/25/13....................     840,000      833,437
                                                      -----------
                                                        1,574,889
                                                      -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $9,666,290)................................    9,509,574
                                                      -----------
                                            NUMBER
                                          OF SHARES
-----------------------------------------------------------------
PREFERRED STOCK -- 0.0%
-----------------------------------------------------------------
TELECOMMUNICATIONS -- 0.0%
  IXC Communications, Inc.*
    (Cost: $10,000).....................         100       10,925
                                                      -----------

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
MUTUAL FUNDS -- 7.1%
-----------------------------------------------------------------
INVESTMENT COMPANIES -- 7.1%
  Blackrock 2001 Term Trust.............  $  142,200  $ 1,279,800
  Blackrock Strategic Term Trust........     143,900    1,322,081
                                                      -----------
TOTAL MUTUAL FUNDS
  (Cost: $2,409,688)................................    2,601,881
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 2.7%
-----------------------------------------------------------------
  Student Loan Marketing Association
    4.800%, 04/01/99
    (Cost: $1,001,000)..................  $1,001,000    1,001,000
                                                      -----------

TOTAL INVESTMENTS -- 91.8%
  (Cost: $33,856,874)...................      33,576,389
OTHER ASSETS IN EXCESS OF LIABILITIES --
8.2%....................................       2,988,934
                                          --------------
NET ASSETS -- 100.0%....................  $   36,565,323
                                          --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: FRED S. ROBERTSON, III, Partner, Chief Investment Officer, Fixed Income; DOUGLAS FORSYTH, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The High Yield Bond Fund seeks to deliver total return via high current income and long-term capital appreciation from a diversified portfolio consisting primarily of U.S. corporate fixed income securities.

  MARKET OVERVIEW: The environment for high yield investing was favorable at the beginning and end of the 12-month period ending March 31, 1999. However, between late July and October, a number of factors contributed to one of the most difficult periods for high yield bonds in years.

  In July, the devaluation of the Russian ruble and the Russian government's default on short-term debt sparked concerns for additional devaluations and the potential for worldwide recession.

  Because foreign-issued debt, such as Russian bonds, was used as collateral by a number of hedge funds, fears of default caused a wave of near failures among hedge fund managers such as Long-Term Capital Management. The developments among hedge funds created a financial crisis that impacted liquidity-sensitive sectors, particularly high yield bonds.

  Widespread selling among hedge funds to raise capital created a lack of liquidity and caused prices for high yield bonds to drop and yield spreads to widen to seven-year highs. The Federal Reserve Board's decision to cut short-term interest rates and evidence of continued economic strength in the United States helped restore investor confidence later in the period and returns for high yield bonds improved.

  PERFORMANCE: The High Yield Bond Fund's I shares posted a 1.7% gain in the 12-month period ending March 31, 1999 versus a decline of 0.8% for the CS First Boston High Yield Index.

  PORTFOLIO SPECIFICS: The extremely difficult environment between late July and October dragged returns for the fund lower. Holdings in the financial sector were among the hardest hit.

  However, the lack of exposure to emerging market debt issues, which generally suffered greater losses than US bonds, helped returns. Another factor contributing to the fund's resilience was the lack of downgrades among holdings. Later in the period, issue selection and an improving backdrop for high yield bonds contributed to strong returns. Among the best-performing issues in the first quarter were technology and telecommunications holdings such as Globix, Metromedia Fiber, PSInet and Northeast Optic.

  MARKET OUTLOOK: The environment for high yield bonds is attractive given robust US economic growth, low inflation and strong demand. New issuance for high yield bonds in the first quarter of 1999 was $28 billion versus $24.5 billion in the fourth quarter of 1998.

  Following the liquidity crisis that developed in late July last year, high yield bonds continue to trade at discounts from what we believe to be their fair values.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN HIGH YIELD BOND FUND INSTITUTIONAL SHARES WITH THE CS FIRST BOSTON HIGH YIELD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  1.69%                         As of 03/31/99                        15.06%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           HIGH YIELD BOND FUND INSTITUTIONAL SHARES   CS FIRST BOSTON HIGH YIELD INDEX
7/31/96                                   $250,000.00                        $250,000.00
9/96                                      $265,701.85                        $257,071.87
12/96                                     $278,313.50                        $268,409.15
3/97                                      $284,739.55                        $272,366.41
6/97                                      $305,704.82                        $284,126.03
9/97                                      $331,437.95                        $297,492.29
12/97                                     $337,881.57                        $302,300.65
3/98                                      $357,326.30                        $311,386.98
6/98                                      $363,444.19                        $315,324.34
9/98                                      $338,199.43                        $295,941.62
12/98                                     $353,159.03                        $304,057.09
03/31/99                                  $363,377.04                        $309,057.77

This graph compares a $250,000 investment in the High Yield Bond Fund Institutional Shares with the CS First Boston High Yield Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The CS First Boston High Yield Index includes over 180 US domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 91.8%
-----------------------------------------------------------------
AIRLINES -- 5.8%
  Atlas Air, Inc.
    9.250%, 04/15/08....................  $1,500,000  $ 1,515,000
  Atlas Air, Inc.
    9.375%, 11/15/06....................   1,500,000    1,513,125
  Trans World Airlines
    12.000%, 04/01/02...................   1,500,000    1,413,750
  Trans World Airlines
    11.500%, 12/15/04...................   1,000,000      777,500
  Trans World Airlines
    11.375%, 03/01/06...................   1,000,000      527,500
                                                      -----------
                                                        5,746,875
                                                      -----------
APPAREL -- 1.7%
  Supreme International Corp.
    12.250%, 04/01/06...................   1,750,000    1,729,910
                                                      -----------
BROADCASTING -- 8.5%
  CD Radio, Inc. 0.000% (until 12/01/02,
    thereafter 15.000% to maturity),
    12/01/07............................   2,000,000    1,097,500
  Echostar DBS Corp. 144A
    9.375%, 02/01/09....................     500,000      518,750
  Fox Family Worldwide, Inc.
    9.250%, 11/01/07....................   1,750,000    1,658,125
  Fox Family Worldwide, Inc. 0.000%
    (until 11/01/02, thereafter 10.250%
    to maturity), 11/01/07..............   2,500,000    1,603,125
  Fox/Liberty Networks LLC
    8.875%, 08/15/07....................   1,450,000    1,497,125
  Source Media, Inc.
    12.000%, 11/01/04...................   1,375,000    1,100,000
  United International Holdings
    0.000%, 02/15/08....................   1,500,000    1,016,250
                                                      -----------
                                                        8,490,875
                                                      -----------
COMPUTERS -- 7.5%
  Apple Computer, Inc.
    6.500%, 02/15/04....................   2,000,000    1,855,000
  Globix Corp.
    13.000%, 05/01/05...................   1,800,000    1,845,000
  Rhythms Netconnections
    0.000%, 05/15/08....................   1,500,000      819,375
  Unisys Corp.
    11.750%, 10/15/04...................   1,575,000    1,785,656
  Unisys Corp.
    12.000%, 04/15/03...................   1,050,000    1,161,563
                                                      -----------
                                                        7,466,594
                                                      -----------
CREDIT CARDS -- 1.6%
  Salton, Inc. 144A
    10.750%, 12/15/05...................   1,500,000    1,563,750
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 7.3%
  Amresco, Inc.
    8.750%, 07/01/99....................  $1,000,000  $ 1,001,250
  Amresco, Inc.
    9.875%, 03/15/05....................     400,000      315,000
  GS Escrow Corp.
    6.750%, 08/01/01....................   1,050,000    1,040,812
  Indah Kiat International Finance
    11.375%, 06/15/99...................   1,050,000    1,008,000
  MCII Holdings 12.000% (until 11/15/99,
    thereafter 15.000% to maturity),
    11/15/02............................     250,000      220,000
  Px Escrow Corp. 0.000% (until
    02/01/02, thereafter 9.625% to
    maturity),
    02/01/06............................   2,075,000    1,226,844
  Resource America, Inc.
    12.000%, 08/01/04...................   2,550,000    2,266,313
  United Cos. Financial
    8.375%, 07/01/05....................   1,500,000      225,000
                                                      -----------
                                                        7,303,219
                                                      -----------
DRUGS/PHARMACEUTICALS -- 0.4%
  Twin Laboratories, Inc.
    10.250%, 05/15/06...................     357,000      380,651
                                                      -----------
ENGINEERING & CONSTRUCTION -- 1.6%
  McDermott, Inc.
    9.375%, 03/15/02....................   1,500,000    1,577,850
                                                      -----------
ENTERTAINMENT -- 4.2%
  Argosy Gaming Co.
    13.250%, 06/01/04...................   1,000,000    1,132,500
  Ascent Entertainment Group 0.000%
    (until 12/01/02, thereafter 11.875%
    to maturity), 12/15/04..............   2,108,000    1,349,120
  SFX Entertainment, Inc.
    9.125%, 02/01/08....................   1,650,000    1,683,000
                                                      -----------
                                                        4,164,620
                                                      -----------
HEALTH CARE -- 2.0%
  Apria Healthcare Group
    9.500%, 11/01/02....................   2,000,000    1,987,500
                                                      -----------
HOME BUILDING -- 0.4%
  K Hovnanian Enterprise
    11.250%, 04/15/02...................     345,000      351,900
                                                      -----------
INTERNET SOFTWARE -- 2.4%
  IDT Corp.
    8.750%, 02/15/06....................   1,450,000    1,475,375
  PSInet, Inc.
    10.000%, 02/15/05...................     850,000      903,125
                                                      -----------
                                                        2,378,500
                                                      -----------
LEISURE/GAMING -- 0.1%
  Hollywood Casino Corp.
    12.750%, 11/01/03...................      79,000       86,308
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

MACHINERY-CONSTRUCTION & MINING -- 0.7%
  Terex Corp. 144A
    8.875%, 04/01/08....................  $  750,000  $   738,750
                                                      -----------
PACKAGING & CONTAINERS -- 1.6%
  Stone Container
    10.750%, 10/01/02...................   1,500,000    1,565,625
                                                      -----------
PUBLISHING -- 3.3%
  American Lawyer Media
    9.750%, 12/15/07....................     250,000      259,375
  American Lawyer Media
    0.000%, 12/15/08....................   1,600,000    1,032,000
  Big Flower Press Holdings 144A
    8.625%, 12/01/08....................   2,000,000    2,015,000
                                                      -----------
                                                        3,306,375
                                                      -----------
REAL ESTATE -- 1.6%
  Bluegreen Corp.
    10.500%, 04/01/08...................   1,750,000    1,535,625
                                                      -----------
RECREATIONAL CENTERS -- 1.4%
  Bally Total Fitness Holdings
    9.875%, 10/15/07....................   1,450,000    1,435,500
                                                      -----------
RENTAL AUTO/EQUIPMENT -- 1.3%
  United Rentals, Inc.
    9.500%, 06/01/08....................   1,250,000    1,306,250
                                                      -----------
RETAIL-ARTS & CRAFTS -- 1.3%
  Michaels Stores, Inc.
    10.875%, 06/15/06...................   1,249,000    1,336,430
                                                      -----------
RETAIL-DISCOUNT -- 1.5%
  Tuesday Morning Corp.
    11.000%, 12/15/07...................   1,400,000    1,517,250
                                                      -----------
RETAIL-INTERNET -- 1.7%
  Amazon.Com, Inc. 0.000% (until
    05/01/03, thereafter 10.000% to
    maturity), 05/01/08.................   2,550,000    1,730,813
                                                      -----------
RETAIL-MAIL ORDER -- 2.1%
  Shop At Home, Inc.
    11.000%, 04/01/05...................   2,000,000    2,105,000
                                                      -----------
RETAIL-MUSIC STORE -- 1.8%
  Musicland Stores Corp.
    9.000%, 06/15/03....................     750,000      751,875
  Musicland Stores Corp.
    9.875%, 03/15/08....................   1,000,000    1,015,000
                                                      -----------
                                                        1,766,875
                                                      -----------
RETAIL-RESTAURANTS -- 1.8%
  Foodmaker, Inc.
    8.375%, 04/15/08....................   1,750,000    1,741,250
                                                      -----------
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
RETAIL-VIDEO RENTAL -- 1.4%
  Hollywood Entertainment Corp.
    10.625%, 08/15/04...................  $1,400,000  $ 1,400,000
                                                      -----------
TELECOMMUNICATIONS -- 17.4%
  Caprock Communications
    12.000%, 07/15/08...................     750,000      766,875
  Colt Telecom Group PLC
    0.000%, 12/15/06....................   2,100,000    1,779,750
  Crown Castle International Corp.
    0.000% (until 11/15/02, thereafter
    12.750% to maturity), 11/15/07......   1,800,000    1,271,250
  Global Telesystems Group, Inc.
    9.875%, 02/15/05....................   1,725,000    1,668,937
  ICG Holdings, Inc.
    0.000%, 09/15/05....................   1,000,000      877,500
  ITC Deltacom, Inc.
    9.750%, 11/15/08....................   1,000,000    1,050,000
  NTL, Inc. 0.000% (until 04/15/000,
    thereafter 12.750% to maturity),
    04/15/05............................   1,400,000    1,338,750
  Orbcomm Global LP
    14.000%, 08/15/04...................   2,000,000    1,960,000
  Pac-West Telecommunications, Inc. 144A
    13.500%, 02/01/09...................   2,200,000    2,178,000
  Telesystem International Wireless
    0.000%, 06/30/07....................   1,025,000      553,500
  Winstar Communications, Inc.
    0.000%, 10/15/05....................   1,800,000    2,018,250
  Winstar Communications, Inc.
    0.000%, 03/01/07....................   2,100,000    1,842,750
                                                      -----------
                                                       17,305,562
                                                      -----------
TELECOMMUNICATIONS EQUIPMENT -- 6.3%
  Completel Europe N.V. 144A
    0.000%, 02/15/09....................   2,000,000    1,050,000
  Covad Communications Group 0.000%
    (until 03/15/03, thereafter 13.500%
    to maturity), 03/15/08..............   2,600,000    1,420,250
  Metromedia Fiber Network, Inc. 144A
    10.000%, 11/15/08...................   2,250,000    2,413,125
  Northeast Optic Network
    12.750%, 08/15/08...................   1,300,000    1,355,250
                                                      -----------
                                                        6,238,625
                                                      -----------
TELEPHONE -- 2.3%
  Viatel, Inc.
    11.250%, 04/15/08...................   2,200,000    2,271,500
                                                      -----------
TOYS/GAMES/HOBBIES -- 0.8%
  Marvel Enterprises, Inc. 144A
    12.000%, 06/15/09...................     750,000      759,375
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $93,953,485)...............................   91,289,357
                                                      -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 2.6%
-----------------------------------------------------------------
AUSTRALIA -- 0.8%
  Bulong Operations 144A
    12.500%, 12/15/08...................  $  750,000  $   768,750
                                                      -----------
BERMUDA -- 1.8%
  Sea Containers
    12.500%, 12/01/04...................   1,675,000    1,809,000
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $2,600,375)................................    2,577,750
                                                      -----------
                                            NUMBER
                                          OF SHARES
-----------------------------------------------------------------
COMMON STOCK -- 1.1%
-----------------------------------------------------------------
INTERNET SOFTWARE -- 1.1%
  Concentric Network Corp.
    (Cost: $1,035,000)..................      10,000    1,080,000
                                                      -----------
                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

PREFERRED STOCK -- 1.8%
-----------------------------------------------------------------
BROADCASTING -- 1.7%
  Capstar Broadcasting*.................      14,045  $ 1,660,821
                                                      -----------
TELECOMMUNICATIONS -- 0.0%
  Dobson Communications*................          70        6,710
                                                      -----------
TELEPHONE -- 0.1%
  Viatel, Inc...........................         521       93,780
                                                      -----------
TOTAL PREFERRED STOCK
  (Cost: $1,671,100)................................    1,761,311
                                                      -----------

                                            NUMBER
                                              OF
                                           WARRANTS
-----------------------------------------------------------------
WARRANTS -- 0.0%
-----------------------------------------------------------------
  Bell Technology*
    (Cost: $0)..........................       1,800           18
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $2,547,000)..................  $2,547,000    2,547,000
                                                      -----------

TOTAL INVESTMENTS -- 99.9%
  (Cost: $101,806,960)............................      99,255,436
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.....         141,674
                                                    --------------
NET ASSETS -- 100.0%..............................  $   99,397,110
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: FRED S. ROBERTSON, III, Partner, Chief Investment Officer, Fixed Income; JAMES E. KELLERMAN, Partner, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager; SUSAN MALONE, Portfolio Manager.

  GOAL: The primary goal of the Short-Intermediate Fund is to preserve principal and provide liquidity. Secondarily, the fund seeks to provide a relatively high level of current income. The fund invests in a portfolio of investment-grade, fixed-income securities with a maximum dollar-weighted maturity of five years.

  MARKET OVERVIEW: During the 12-month period, various sectors of the US bond market delivered solid gains. Strong money growth, relatively low interest rates and benign inflation offset risks posed by currency and economic turmoil among a number of emerging markets. Early in the period, the US bond market remained stretched between conflicting economic signals. For example, although building wage pressure triggered fears of rising prices, inflation remained low and yields were mired in a narrow trading range.

  In August, however, the environment changed significantly. The Russian currency crisis and concerns that devaluations and defaults would spread prompted investors worldwide to seek safety. US Treasury bonds were the primary beneficiary. Other sectors of the fixed income market, such as mortgage-backed securities, were overlooked, resulting in their underperformance versus Treasuries. The US Federal Reserve Board's decision to lower short-term interest rates three times over a six-week period between late September and mid November helped restore confidence and liquidity among the world's financial markets. In February, evidence of a robust US economy pushed interest rates higher and fears of inflation spread. Those fears diminished in March and US bonds closed the period with gains.

  PERFORMANCE: During the 12-month period ending March 31, 1999, the Short-Intermediate Fund's I shares was up 6.0% versus a 6.1% gain for the Merrill Lynch 1-3 Year Government Index.

  PORTFOLIO SPECIFICS: In August, we anticipated an easing of monetary policy and extended the duration of the portfolio. Our changes proved beneficial as the Federal Reserve Board did indeed lower interest rates. Later in the period, amid signs of near-term economic acceleration, we adjusted our interest-rate position to neutral. As a result, we were well positioned for the rise in rates in February. Returns were negatively impacted early in the period by the fund's overweight position in mortgage and asset-backed securities and underweight position in Treasuries relative to the Index. However, this allocation helped returns later in the period. We maintain overweight positions in mortgages and asset-backed securities because of their significant yield premiums over Treasuries.

  MARKET OUTLOOK: Investors appear to have grown more comfortable with US economic strength and its negligible impact on inflation. While the longer-term outlook for bonds remains positive, near-term risks exist. With leading indicators suggesting a continuing surge in economic growth, higher interest rates may eventually be necessary to slow the economy to a less inflationary rate. In this environment, we believe a neutral stance on interest rates is appropriate.

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN SHORT-INTERMEDIATE FUND INSTITUTIONAL SHARES WITH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
  6.02%                             6.27%                              6.76%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SHORT-INTERMEDIATE
                   FUND          MERRILL LYNCH 1-3 YEAR

           Institutional Shares          Treasury Index
8/31/95             $250,000.00             $250,000.00
9/95                $255,700.00             $251,200.00
12/95               $262,368.17             $257,506.86
3/96                $263,322.61             $258,372.20
6/96                $265,628.48             $260,987.59
9/96                $270,100.91             $265,288.62
12/96               $275,090.98             $270,352.19
3/97                $277,288.26             $272,138.68
6/97                $283,596.24             $278,141.96
9/97                $288,701.86             $283,593.66
12/97               $293,441.74             $288,325.28
3/98                $298,077.52             $292,578.72
6/98                $303,315.78             $297,048.46
9/98                $311,275.02             $306,194.09
12/98               $313,549.43             $308,493.48
3/31/99             $316,010.88             $310,367.26

This graph compares a $250,000 investment in the Short-Intermediate Fund Institutional Shares with the Merrill Lynch 1-3 Year Treasury Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Merrill Lynch 1-3 Year Treasury is an index consisting of all public US Treasury obligations having maturities from one to 2.99 years. It includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
SHORT-INTERMEDIATE FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
CORPORATE BONDS -- 14.6%
-----------------------------------------------------------------
AIRLINES -- 1.3%
  Continental Airlines, Inc.
    6.465%, 10/15/04....................  $  240,000  $   239,304
                                                      -----------
DIVERSIFIED FINANCIAL SERVICES -- 6.3%
  AT&T Capital Corp
    6.250%, 05/15/01....................     135,000      136,181
  Citigroup, Inc.
    5.800%, 03/15/04....................     225,000      223,850
  Heller Financial, Inc.
    5.875%, 11/01/00....................     250,000      250,337
  Lehman Brothers Holdings, Inc.
    6.625%, 12/27/02....................     200,000      199,962
  National Rural Utilities Cooperative
    Finance Corp.
    5.000%, 10/01/02....................     360,000      352,019
                                                      -----------
                                                        1,162,349
                                                      -----------
FINANCIAL SERVICES -- 1.0%
  Union Acceptance Corp. 1997 D A5
    6.410%, 05/10/05....................     180,000      182,116
                                                      -----------
OTHER COMMERCIAL SERVICES -- 1.1%
  Cendant Corp.
    7.750%, 12/01/03....................     200,000      205,284
                                                      -----------
PIPELINES -- 1.7%
  KN Energy, Inc.
    6.450%, 03/01/03....................      35,000       35,482
  KN Energy, Inc.
    6.300%, 03/01/01....................     135,000      136,103
  KN Energy, Inc.
    6.450%, 11/30/01....................     150,000      151,534
                                                      -----------
                                                          323,119
                                                      -----------
REAL ESTATE -- 0.8%
  Security Capital Group
    7.750%, 11/15/03....................     145,000      146,493
                                                      -----------
TELECOMMUNICATIONS -- 0.9%
  Cable & Wireless Communications PLC
    6.375%, 03/06/03....................     170,000      171,232
                                                      -----------
TELEPHONE -- 1.5%
  AT&T Corp.
    5.625%, 03/15/04....................     275,000      273,496
                                                      -----------
TOTAL CORPORATE BONDS
  (Cost: $2,702,914)................................    2,703,393
                                                      -----------
-----------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 0.9%
-----------------------------------------------------------------
MEXICO -- 0.4%
  Pemex Finance, Ltd. 144A
    6.125%, 11/15/03....................      70,000       69,909
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------
VENEZUELA -- 0.5%
  PDVSA Finance, Ltd.
    6.450%, 02/15/04....................  $  100,000  $    91,237
                                                      -----------
TOTAL FOREIGN CORPORATE BONDS
  (Cost: $169,900)..................................      161,146
                                                      -----------
-----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 14.0%
-----------------------------------------------------------------
U.S. TREASURY NOTES -- 14.0%
  5.750%, 11/15/00......................   2,420,000    2,447,225
  5.500%, 02/28/03......................     140,000      141,443
                                                      -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost: $2,588,866)................................    2,588,668
                                                      -----------
-----------------------------------------------------------------
AGENCY OBLIGATIONS -- 25.6%
-----------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 18.7%
  Pool # 1836 D
    6.250%, 03/15/16....................     300,000      302,718
  Pool # 200112
    9.500%, 11/01/05....................      63,661       66,203
  Pool # 2127 TD
    6.000%, 01/15/11....................     370,000      371,503
  Pool # 380032
    10.000%, 10/01/03...................      44,740       46,414
  Pool # 380062
    9.500%, 11/01/04....................     118,383      124,205
  Pool # 380078
    9.000%, 04/01/05....................     235,243      243,713
  Pool # 504019
    9.000%, 03/01/06....................     110,284      112,746
  Pool # 504132
    9.000%, 07/01/06....................     176,835      181,992
  Pool # 555287
    9.750%, 05/01/11....................     179,058      190,697
  Pool # 800455
    9.000%, 12/01/03....................     302,986      311,318
  Pool # B00511
    9.500%, 05/01/06....................     177,681      183,985
  Pool # B00623
    9.000%, 06/01/06....................     290,712      298,986
  Pool # C12485
    8.000%, 06/01/28....................     133,609      138,286
  Pool # C12488
    8.000%, 05/01/28....................      79,920       83,142
  Pool # E00598
    5.500%, 12/01/13....................     577,385      562,766
  Pool # G10453
    9.000%, 06/01/07....................     221,727      230,517
                                                      -----------
                                                        3,449,191
                                                      -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.8%
  Pool # 2454
    14.750%, 10/01/12...................       4,657        5,556
  Pool # 303758
    9.500%, 07/01/06....................     160,003      167,070

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FUND

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

AGENCY OBLIGATIONS (Continued)
---------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

  Pool # 303920
    9.500%, 10/01/03....................  $  155,622  $   161,292
  Pool # 50155
    10.000%, 12/01/03...................       3,765        3,956
  Pool # 70722
    9.000%, 01/01/06....................     172,328      179,093
                                                      -----------
                                                          516,967
                                                      -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 4.1%
  Pool # 141741
    11.000%, 11/15/15...................       1,707        1,905
  Pool # 200947
    9.500%, 12/15/17....................       4,171        4,484
  Pool # 59779
    11.500%, 03/15/13...................       2,122        2,379
  Pool # 64054
    11.500%, 02/15/13...................       3,574        3,983
  Pool # 780179
    12.000%, 10/15/15...................      34,253       38,761
  Pool # 780182
    9.000%, 01/15/08....................     270,968      279,813
  Pool # 780306
    9.000%, 11/15/06....................     179,153      185,001
  Pool # 780328
    10.000%, 10/15/06...................     234,769      247,245
                                                      -----------
                                                          763,571
                                                      -----------
TOTAL AGENCY OBLIGATIONS
  (Cost: $4,712,397)................................    4,729,729
                                                      -----------
-----------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 21.9%
-----------------------------------------------------------------
AUTO -- 2.5%
  Ford Credit Auto Owner Trust 1999 A B
    5.790%, 06/16/03....................     230,000      227,987
  Hyundai Auto Receivables Trust
    1998 A A2
    6.050%, 07/15/04....................     235,000      235,862
                                                      -----------
                                                          463,849
                                                      -----------
MORTGAGE-COMMERCIAL -- 9.3%
  Allied Capital Commercial Mortgage
    144A
    1998 1 A
    6.310%, 09/25/03....................     153,998      151,544
  DLJ Commercial Mortgage Corp
    1998 CF1 CP
    0.906%, 04/15/05....................   3,000,000      131,250
  DLJ Mortgage Acceptance Corp. 144A
    1996 CF1 S
    0.727%, 03/12/06....................   4,440,615      101,302
  Enterprise Mortgage Acceptance Corp.
    144A 1998 1 A1
    6.110%, 07/15/03....................     242,297      241,124
  Federal National Mortgage Association
    1993 136 PB
    6.000%, 03/25/19....................     120,000      120,277
                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

MORTGAGE-COMMERCIAL (CONTINUED)

  Federal National Mortgage Association-
    Aces 1996 M5 XS
    0.537%, 01/25/13....................  $5,267,376  $   138,269
  Federal National Mortgage Association-
    Aces 1997 M8 X1
    0.654%, 10/25/02....................   7,500,000      151,172
  Merrill Lynch Mortgage Investors, Inc.
    1995 C2 IO
    1.158%, 06/15/21....................   3,759,923      115,148
  Morgan Stanley Capital I 1997 C1 A1A
    6.850%, 02/15/20....................     218,743      219,769
  Sunlife Commercial Mortgage Trust
    1997 C1 A
    6.875%, 07/25/04....................     210,462      213,883
  Vanderbilt Mortgage Finance 1998 A 1A3
    6.265%, 10/07/11....................     145,000      146,020
                                                      -----------
                                                        1,729,758
                                                      -----------
MORTGAGE-RESIDENTIAL -- 5.4%
  BankBoston Home Equity Loan Trust
    1998 2 A4
    6.110%, 09/25/13....................     365,000      362,147
  Residential Funding Mortgage Security
    I 1993 S47 A8
    5.650%, 12/25/23....................     132,173      131,594
  The Money Store Home Equity Trust
    1996 C A14
    7.785%, 12/15/22....................     340,000      354,343
  WMH Huntoon Paige
    5.150%, 01/01/07....................     146,966      143,517
                                                      -----------
                                                          991,601
                                                      -----------
RECEIVABLES -- 4.7%
  California Infrastructure SCE 1997 1
    A5
    6.280%, 09/25/05....................     380,000      386,650
  Discover Master Trust 1998 6 A
    5.850%, 01/17/06....................     270,000      270,253
  Fingerhut Master Trust 1998 2 A
    6.230%, 02/15/07....................     205,000      205,320
                                                      -----------
                                                          862,223
                                                      -----------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost: $4,084,083)................................    4,047,431
                                                      -----------

                                            NUMBER
                                          OF SHARES
-----------------------------------------------------------------
MUTUAL FUNDS -- 7.4%
-----------------------------------------------------------------
INVESTMENT COMPANIES -- 7.4%
  Blackrock 2001 Term Trust.............      72,000      648,000
  Blackrock Strategic Term Trust........      77,400      711,113
                                                      -----------
TOTAL MUTUAL FUNDS
  (Cost: $1,247,338)................................    1,359,113
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT       VALUE
-----------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

COMMERCIAL PAPER -- 14.4%
-----------------------------------------------------------------
  Student Loan Marketing Association
    Discount Note
    4.800%, 04/01/99
    (Cost: $2,659,000)..................  $2,659,000  $ 2,659,000
                                                      -----------

TOTAL INVESTMENTS -- 98.8%
  (COST: $18,164,498).............................      18,248,480
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.2%.....         218,813
                                                    --------------
NET ASSETS -- 100.0%..............................  $   18,467,293
                                                    --------------
                                                    --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., SENIOR PORTFOLIO MANAGER; MELISA A. GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States corresponding to the top 75% in market capitalization within each country.

  MARKET OVERVIEW: The 12-month period ending March 31, 1999 was characterized by:

  - an enthusiastic pace of merger and acquisition activity

  - concerted efforts by central banks globally to cut interest rates

  - a continuing trend of privatization and deregulation

  Many stock markets around the world climbed to record highs in the second quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowdown, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in August and September.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen and interest-rate reductions by a number of the world's central banks. In Asia, the lingering effects of economic problems from 1997 continued to weigh on investors throughout much of 1998. However, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares returned 6.4% versus 6.0% for the MSCI EAFE Index.

  PORTFOLIO SPECIFICS: Among the factors contributing to the fund's gains:

  - superior stock selection, especially in the United Kingdom, Spain, Denmark and France

  - outstanding performance from holdings such as Global Crossing, Colt Telecom, Telepizza, Mannesmann and Nokia

  - an overweight position and stock selection in the retail trade, technology and commercial/ industrial sectors

  - Concurrently, pricing concerns for health technology holdings and declining energy prices hurt returns for energy stocks early in the period.

  MARKET OUTLOOK: Given government reform measures and corporate restructuring plans in Japan, we are cautiously optimistic on the country's prospects. Accelerating earnings projections for a number of companies has resulted in an increased weighting. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity bode well for company profits.

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI EAFE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  6.43%                         As of 03/31/99                        24.74%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           INTERNATIONAL CORE GROWTH FUND INSTITUTIONAL SHARES    MSCI EAFE INDEX
12/27/96                       $250,000.00                          $250,000.00
  01/97                        $274,600.00                          $240,743.38
02/97                                              $277,200.00          $244,691.57
03/97                                              $282,600.00          $245,572.46
04/97                                              $286,600.00          $246,873.99
05/97                                              $313,200.00          $262,945.49
06/97                                              $331,200.00          $277,433.78
07/97                                              $352,400.00          $281,928.21
08/97                                              $334,000.00          $260,868.17
09/97                                              $358,600.00          $275,476.79
10/97                                              $328,800.00          $254,292.63
11/97                                              $325,131.31          $251,698.84
12/97                                              $329,722.39          $253,888.62
01/98                                              $341,826.12          $265,491.33
02/98                                              $365,198.85          $282,527.91
03/98                                              $386,902.09          $291,229.77
04/98                                              $398,171.08          $293,536.31
05/98                                              $407,979.28          $292,112.66
06/98                                              $412,779.04          $294,332.71
07/98                                              $431,143.32          $297,305.47
08/98                                              $369,372.55          $260,469.33
09/98                                              $351,843.00          $252,472.92
10/98                                              $358,312.24          $278,780.60
11/98                                              $379,862.12          $293,054.16
12/98                                              $400,733.67          $304,600.50
01/99                                              $416,178.61          $303,686.69
02/99                                              $399,063.94          $296,458.95
03/31/99                                           $411,795.59          $308,465.54

This graph compares a $250,000 investment in the International Core Growth Fund Institutional Shares with the MSCI EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a US dollar-adjusted basis.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 97.7%
------------------------------------------------------------------
AUSTRALIA -- 1.2%
  Suncorp-Metway, Ltd...................     130,700  $    792,356
  Telstra Corp., Ltd....................     234,000     1,219,850
                                                      ------------
                                                         2,012,206
                                                      ------------
BELGIUM -- 1.9%
  Fortis (B)............................      41,600     1,535,950
  Mobistar S.A.*........................      24,900     1,572,581
                                                      ------------
                                                         3,108,531
                                                      ------------
BERMUDA -- 1.0%
  Global Crossing, Ltd.*................      34,100     1,577,125
                                                      ------------
BRAZIL -- 1.6%
  Aracruz Celulose S.A. -- ADR..........      61,700       894,650
  Tele Norte Leste Participacoes --
    ADR*................................     115,000     1,768,125
                                                      ------------
                                                         2,662,775
                                                      ------------
CANADA -- 2.1%
  ATI Technology, Inc.*.................     104,400     1,601,068
  Rogers Communications Cl. B*..........      53,600       970,816
  Talisman Energy, Inc.*................      38,200       826,982
                                                      ------------
                                                         3,398,866
                                                      ------------
FINLAND -- 2.7%
  Nokia OYJ -- ADR......................      20,400     3,177,300
  Sonera Group OYJ......................      75,800     1,260,224
                                                      ------------
                                                         4,437,524
                                                      ------------
FRANCE -- 12.0%
  Banque Nationale de Paris.............      18,000     1,566,265
  Banque Paribas........................      14,800     1,652,114
  Canal Plus............................       6,800     1,993,134
  Cap Gemini S.A........................       8,300     1,389,785
  Casino Guichard Perrachon.............      18,400     1,632,854
  Castorama Dubois Investissements SCA..       9,800     2,052,511
  Elf Aquitaine.........................      12,000     1,629,745
  Michelin (CGDE) Cl. B.................      44,800     2,009,587
  Societe Television Francaise 1........       6,100     1,145,215
  Suez Lyonnaise des Eaux...............       9,500     1,757,892
  Synthelabo............................       5,600     1,218,206
  Vivendi (EX-Generale des Eaux)........       5,600     1,377,812
                                                      ------------
                                                        19,425,120
                                                      ------------
GERMANY -- 5.7%
  DaimlerChrysler AG....................      17,100     1,487,952
  Dresdner Bank AG......................      53,000     2,117,070
  Mannesmann AG.........................      21,000     2,604,936
  Muenchener Rueckversicher AG..........       7,500     1,496,308
  Veba AG...............................      29,200     1,536,792
                                                      ------------
                                                         9,243,058
                                                      ------------
GREECE -- 1.2%
  National Bank Of Greece S.A...........      17,200     1,162,853

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

GREECE (CONTINUED)

  Panafon Hellenic Telecommunications
    co. 144A S.A. -- GDR*...............      30,900  $    781,770
                                                      ------------
                                                         1,944,623
                                                      ------------
HONG KONG -- 1.3%
  HSBC Holdings PLC.....................      40,800     1,279,352
  Sun Hung Kai Properties...............     108,000       808,305
                                                      ------------
                                                         2,087,657
                                                      ------------
IRELAND -- 1.1%
  CRH PLC...............................      49,200       849,320
  ESAT Telecom Group PLC -- ADR*........      22,600       946,375
                                                      ------------
                                                         1,795,695
                                                      ------------
ISRAEL -- 0.6%
  Gilat Satellite Networks, Ltd.*.......      16,300       978,000
                                                      ------------
ITALY -- 4.9%
  Alleanza Assicurazioni SpA............     127,400     1,519,810
  Banca Commerciale Italiana............     205,500     1,686,099
  Mediaset SpA..........................     149,900     1,409,540
  Seat-Pagine Gialle SpA................   1,125,900     1,318,825
  Telecom Italia SpA....................     193,800     2,058,764
                                                      ------------
                                                         7,993,038
                                                      ------------
JAPAN -- 16.9%
  Advantest Corp........................      17,300     1,322,004
  Bank of Tokyo-Mitsubishi, Ltd.........     120,000     1,653,635
  Fuji Soft ABC, Inc....................      29,900     1,956,641
  Fujitsu, Ltd..........................      88,000     1,413,290
  Honda Motor Co., Ltd..................      37,000     1,671,451
  Hoya Corp.............................      30,000     1,702,271
  KAO Corp..............................      41,000       905,303
  Mitsui Fudosan Co., Ltd...............     188,000     1,693,793
  Nomura Securities Co., Ltd............     111,000     1,162,205
  NTT Mobile Communications.............          39     1,926,454
  Olympus Optical Co., Ltd..............      75,000       987,925
  Ryohin Keikaku Co., Ltd...............      16,300     2,587,519
  Shohkoh Fund & Co., Ltd...............       3,920     1,985,983
  Softbank Corp.........................      32,900     3,689,199
  Sony Corp.............................      20,500     1,895,423
  Tokyo Electron, Ltd...................      18,000       931,689
                                                      ------------
                                                        27,484,785
                                                      ------------
MEXICO -- 2.8%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........     228,882       677,560
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........      91,000       243,595
  Fomento Economico Mexicano S.A. --
    ADR.................................      33,700     1,042,594
  Grupo Carso Global Telecom S.A........     238,000     1,232,966
  Grupo Financiero Bancomer S.A. Cl. O..   3,903,000     1,331,586
                                                      ------------
                                                         4,528,301
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NETHERLANDS -- 7.4%
  ASM Lithography Holding N.V.*.........      44,800  $  2,016,000
  Equant N.V.*..........................      33,100     2,490,775
  Koninklijke Ahold N.V.................      35,700     1,368,215
  Royal Dutch Petroleum Co..............      31,000     1,612,000
  STMicroelectronics N.V.*..............      16,700     1,621,988
  TNT Post Group N.V....................      47,900     1,442,771
  Wolters Kluwer N.V....................       7,900     1,432,828
                                                      ------------
                                                        11,984,577
                                                      ------------
PORTUGAL -- 0.9%
  Banco Comercial Portugues Cl. R.......      26,100       788,962
  Brisa Autostradas.....................      15,100       699,346
                                                      ------------
                                                         1,488,308
                                                      ------------
SINGAPORE -- 1.6%
  City Developments, Ltd................     108,000       562,341
  Natsteel Electronics, Ltd.............     126,000       344,069
  Oversea-Chinese Banking Corp..........     112,000       758,118
  Singapore Tech Engineering, Ltd.......   1,050,000       947,648
                                                      ------------
                                                         2,612,176
                                                      ------------
SOUTH KOREA -- 0.5%
  Samsung Electronics -- GDR*...........      21,700       886,445
                                                      ------------
SPAIN -- 4.1%
  Acciona S.A...........................      25,500     1,307,375
  Banco Santander S.A...................      76,000     1,558,924
  Centros Comerciales Continente S.A....      41,300     1,148,560
  Fomentos de Construcciones y Contratas
    S.A.................................      20,600     1,267,651
  Telefonica S.A. -- ADR................      10,200     1,303,050
                                                      ------------
                                                         6,585,560
                                                      ------------
SWEDEN -- 0.9%
  Europolitan Holdings AB...............      15,000     1,382,705
                                                      ------------
SWITZERLAND -- 4.3%
  Julius Baer Holding AG Cl. B..........         600     1,945,343
  Roche Holding AG......................         140     1,707,259
  Swisscom AG...........................       5,000     1,952,505
  United Bank Switzerland AG............       4,100     1,288,045
                                                      ------------
                                                         6,893,152
                                                      ------------
TAIWAN -- 1.6%
  Taiwan Semiconductor -- ADR*..........      79,000     1,866,375
  Winbond Electronics Corp. -- GDR*.....      61,400       716,845
                                                      ------------
                                                         2,583,220
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
UNITED KINGDOM -- 18.0%
  ARM Holdings PLC*.....................      55,700  $  2,427,761
  Barclays PLC..........................      74,000     2,127,564
  Barratt Developments PLC..............     314,000     1,495,335
  BP Amoco PLC..........................     132,900     2,265,561
  British Telecom PLC...................     115,200     1,880,142
  Cable & Wireless Communications PLC*..      92,200     1,045,597
  Capita Group PLC......................      98,400     1,134,175
  Colt Telecom Group PLC*...............     119,800     2,158,281
  Dixons Group PLC......................      97,400     2,064,480
  Emap PLC..............................      41,800       818,510
  GKN PLC...............................     108,100     1,643,855
  Lloyds TSB Group PLC..................      72,500     1,096,641
  Pearson PLC...........................      50,200     1,143,451
  Penninsular & Orient Steam
    Navigation..........................      70,800     1,030,924
  Sema Group PLC........................     146,300     1,652,034
  Smithkline Beecham PLC................     128,900     1,859,236
  Telewest Communications PLC*..........     266,200     1,154,898
  Vodafone Group PLC....................     118,014     2,192,784
                                                      ------------
                                                        29,191,229
                                                      ------------
UNITED STATES -- 1.4%
  Flextronics International, Ltd.*......      19,400       989,400
  Global Telesystems Group, Inc.*.......      21,600     1,208,250
                                                      ------------
                                                         2,197,650
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $135,964,342)..............................   158,482,326
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 4.0%
------------------------------------------------------------------
  Smithkline Beecham PLC
    5.000%, 04/01/99
    (Cost: $6,567,000)..................  $6,567,000     6,567,000
                                                      ------------

TOTAL INVESTMENTS -- 101.7%
  (Cost: $142,531,342)............................     165,049,326
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7%)...      (2,831,724)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  162,217,602
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Audio/Video Products........................         1.2%
Auto Manufacturers..........................         1.9
Auto Parts - Equipment......................         2.3
Broadcasting................................         4.1
Building Materials..........................         0.5
Computer Graphics Software..................         1.0
Computer Software...........................         2.2
Computers...................................         4.5
Cosmetics/Personal Care.....................         0.6
Distribution/Wholesale......................         2.3
Diversified Financial Services..............         2.8
Drugs/Pharmaceuticals.......................         7.0
Electrical Components - Equipment...........         0.5
Electric....................................         0.9
Electronics.................................         1.6
Engineering - Construction..................         4.6
Electronic Components/Semiconductors........         4.7
Entertainment...............................         0.6
Food........................................         2.5
Insurance...................................         2.8
Machinery - Diversified.....................         1.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Money Center Banks..........................        12.0%
Oil - Gas Producers.........................         3.9
Optical Supplies............................         1.0
Other Commercial Services...................         1.5
Paper & Related Products....................         0.6
Photo Equipment - Supplies..................         0.6
Publishing..................................         2.9
Real Estate.................................         1.9
Regional/Commercial Banks...................         1.2
Retail - Building Products..................         1.3
Retail - Consumer Electronics...............         1.3
Retail - Hypermarkets.......................         0.7
Retail - Miscellaneous/Diversified..........         1.6
Telecommunications Equipment................         2.8
Telecommunications..........................         9.6
Telephone...................................         7.1
Transportation - Marine.....................         0.6
Transportation - Other......................         0.9
Liabilities in Excess of Other Assets.......        (1.7)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investments primarily in companies located outside the United States corresponding to the lower 25% market capitalization within each country, with a maximum market cap of $5 billion.

  MARKET OVERVIEW: The 12-month period ending March 31, 1999 was characterized by an enthusiastic pace of merger and acquisition activity, concerted efforts by central banks globally to cut interest rates and a continuing trend of privatization and deregulation.

  Many stock markets around the world climbed to record highs in the second quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowdown, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in August and September.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen and interest-rate reductions by a number of the world's central banks. In Asia, the lingering effects of economic problems from 1997 continued to weigh on investors throughout much of 1998. However, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares easily outdistanced its benchmark, the Salomon EPAC/EMI Index. The fund returned 18.0% versus -1.8% for the Index.

  PORTFOLIO SPECIFICS: Among the reasons the fund outperformed:

  - superior stock selection, especially in Japan, the United Kingdom and Italy where we were underweight the benchmark

  - outstanding returns from holdings such as EM TV Merchandising and Kamps in Germany and Kojima, Hikari and BellSystem24 in Japan.

  Due to concerns of an economic slowdown and its impact on corporate earnings, we reduced our exposure in Europe from 76% in March of 1998 to 57% at the end of March 1999. We have increased our weighting in Japan, on a company-by-company basis from 7.7% in March of last year to 25.0% at the close of the first quarter 1999.

  MARKET OUTLOOK: We are cautiously optimistic on Japan as a number of improvements have led to increased corporate earnings projections. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity bode well for company profits going forward.

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN INTERNATIONAL SMALL CAP GROWTH FUND INSTITUTIONAL SHARES WITH THE SALOMON EPAC EMI INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 17.97%                             16.35%                            10.11%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INTERNATIONAL SMALL CAP         SALOMON EPAC
            GROWTH FUND INSTITUTIONAL SHARES      EMI INDEX
6/07/90                           $250,000.00      $250,000.00
6/90                              $253,508.33      $253,375.00
12/90                             $206,310.17      $207,595.54
6/91                              $212,831.81      $212,795.64
12/91                             $230,619.37      $221,428.65
6/92                              $218,711.51      $208,235.89
12/92                             $202,112.08      $187,284.92
6/93                              $252,214.60      $236,985.21
12/93                             $254,717.12      $244,111.79
6/94                              $284,875.63      $278,219.91
12/94                             $276,653.41      $267,145.81
6/95                              $274,382.38      $264,344.48
12/95                             $293,256.86      $279,947.91
6/96                              $333,246.43      $309,413.14
12/96                             $346,834.50      $298,064.13
6/97                              $409,451.50      $313,224.92
12/97                             $395,704.11      $267,439.98
6/98                              $536,106.59      $315,518.69
12/98                             $539,503.77      $305,264.25
3/31/99                           $584,324.08      $309,126.64

This graph compares a $250,000 investment in the International Small Cap Growth Fund Institutional Shares with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Fund's registration statement on 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller-capitalization companies with available float market capitalizations greater than US $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 97.7%
------------------------------------------------------------------
AUSTRALIA -- 2.0%
  AAPT, Ltd.*...........................     447,300  $  1,327,609
  Pacifica Group, Ltd...................     220,800       752,950
  Woodside Petroleum, Ltd...............     176,383     1,062,733
                                                      ------------
                                                         3,143,292
                                                      ------------
BELGIUM -- 1.6%
  Mobistar S.A.*........................      18,200     1,149,436
  Telinfo N.V...........................      10,400     1,406,832
                                                      ------------
                                                         2,556,268
                                                      ------------
BRAZIL -- 0.3%
  Telec DO RIO Janeiro S.A..............  20,540,000       489,233
                                                      ------------
CANADA -- 2.2%
  Celestica, Inc.*......................      15,500       502,781
  Celestica, Inc.*......................      16,600       543,169
  Research In Motion, Ltd.*.............     226,500     2,364,065
                                                      ------------
                                                         3,410,015
                                                      ------------
DENMARK -- 1.0%
  ISS International Service System......      23,000     1,494,818
                                                      ------------
ESTONIA -- 0.5%
  Estonian Telecom -- GDR*..............      37,500       846,750
                                                      ------------
FRANCE -- 8.9%
  Altran Technologies S.A...............       8,800     2,232,586
  Bouygues..............................       7,400     2,053,159
  Business Objects S.A. -- ADR*.........      41,600     1,235,000
  Castorama Dubois Investissements SCA..       5,600     1,172,863
  Cie de Signaux S.A....................      20,672     1,294,399
  Galeries Lafayette....................       1,000     1,036,404
  Havas Advertising.....................       9,884     1,915,380
  Infogrames Entertainment*.............      35,800     2,361,467
  Transgene S.A. -- ADR*................      54,700       683,750
                                                      ------------
                                                        13,985,008
                                                      ------------
GERMANY -- 11.4%
  Aixtron...............................       9,800     2,094,831
  Edel Music AG*........................       3,400     1,233,320
  EM.TV & Merchandising AG..............       4,500     3,813,642
  Ixos Software AG*.....................       7,300     1,875,675
  Kamps AG..............................      23,300     2,439,975
  Kinowelt Medien AG*...................      13,700     2,499,568
  Mobilcom AG...........................       7,032     1,920,689
  Primacom AG*..........................      57,100     1,910,977
                                                      ------------
                                                        17,788,677
                                                      ------------
GREECE -- 0.6%
  Intrasoft S.A.........................      37,400       881,585
                                                      ------------
HONG KONG -- 2.7%
  DAH Sing Financial....................     393,000       968,611
  Johnson Electric Holdings.............     529,000     1,491,525

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

HONG KONG (CONTINUED)

  Legend Holdings, Ltd..................   2,540,000  $  1,122,581
  Vtech Holdings, Ltd...................     236,000       680,633
                                                      ------------
                                                         4,263,350
                                                      ------------
INDIA -- 1.0%
  Infosys Technologies, Ltd.............      22,200     1,530,402
                                                      ------------
IRELAND -- 0.5%
  ESAT Telecom Group PLC -- ADR*........      19,900       833,313
                                                      ------------
ISRAEL -- 0.6%
  Gilat Satellite Networks, Ltd.*.......      15,200       912,000
                                                      ------------
ITALY -- 1.6%
  Class Editori SpA*....................     169,100     1,500,628
  Ducati Motor Holding SpA*.............     343,300     1,004,386
                                                      ------------
                                                         2,505,014
                                                      ------------
JAPAN -- 25.3%
  Able, Inc.............................      14,000       413,746
  Aiful Corp............................      29,040     1,978,829
  Bellsystem 24, Inc....................       7,200     2,462,213
  Benesse Corp..........................      14,500     1,171,705
  Fancl Corp............................      13,000     1,481,888
  Fuji Heavy Industries, Ltd............     242,000     1,497,813
  Fuji Soft ABC, Inc....................      27,820     1,820,526
  Hikari Tsushin, Inc...................      12,700     2,241,239
  Hino Motors, Ltd......................     224,000       957,055
  Homac Corp............................      61,600     1,144,304
  Japan Business Computer Co............      43,000       609,980
  Kojima Co., Ltd.......................     108,100     2,793,092
  Nichii Gakkan Co......................       5,600       409,018
  Nidec Corp............................      13,300     1,639,618
  Nippon System Development.............      34,600     1,606,856
  Nissin Food Products Co., Ltd.........      20,000       444,144
  Otsuka Kagu, Ltd......................      11,000     1,207,464
  Ryohin Keikaku Co., Ltd...............      15,000     2,381,153
  Saizeriya Co., Ltd....................      22,000     1,140,589
  Sony Chemicals Corp...................      52,000     2,634,468
  Sumitomo Realty & Development.........     273,900     1,038,428
  Suzuken Co., Ltd......................      54,500     1,656,674
  Tenma.................................      61,000       813,814
  Tokyo Seimitsu Co., Ltd...............      20,700       818,002
  Trans Cosmos..........................      31,510     1,383,534
  Trend Micro, Inc......................      18,500     2,124,462
  World Co., Ltd........................      32,400     1,737,228
                                                      ------------
                                                        39,607,842
                                                      ------------
MEXICO -- 1.3%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........     214,138       633,913
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........     182,784       489,289
  Grupo Financiero Inbursa S.A. Cl. B...     336,300       896,701
                                                      ------------
                                                         2,019,903
                                                      ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------

NETHERLANDS -- 4.1%
  Endemol Entertainment Holding.........      38,400  $  1,305,869
  Nutreco Holding N.V...................      32,509     1,338,924
  Prolion Holding N.V.*.................       6,400       594,205
  Unique International N.V..............      55,000     1,588,343
  United Pan-Europe Communications*.....      40,100     1,571,479
                                                      ------------
                                                         6,398,820
                                                      ------------
NEW ZEALAND -- 0.1%
  Sky City, Ltd.*.......................      79,600       182,962
                                                      ------------
NORWAY -- 2.0%
  Elkjob ASA............................      32,300     1,734,371
  Tomra Systems ASA.....................      38,900     1,449,551
                                                      ------------
                                                         3,183,922
                                                      ------------
PORTUGAL -- 0.9%
  Ibersol SGPS S.A......................       7,900       715,049
  SIVA-SGPS.............................      46,800       727,555
                                                      ------------
                                                         1,442,604
                                                      ------------
SINGAPORE -- 2.9%
  Avimo Group, Ltd......................     585,000       768,272
  Datacraft Asia, Ltd...................     714,000     1,670,760
  MMI Holding, Ltd......................   1,105,000       677,643
  Natsteel Electronics, Ltd.............      70,000       191,150
  Venture Manufacturing, Ltd............     260,000     1,173,278
                                                      ------------
                                                         4,481,103
                                                      ------------
SOUTH AFRICA -- 0.5%
  Dimension Data Holdings, Ltd.*........     177,962       788,381
                                                      ------------
SPAIN -- 3.4%
  Acciona S.A...........................      24,660     1,264,308
  Baron de Ley*.........................      43,000     1,580,678
  NH Hoteles S.A.*......................     101,700     1,167,110
  Transportes Azkar S.A.................      99,800     1,239,042
                                                      ------------
                                                         5,251,138
                                                      ------------
SWEDEN -- 1.7%
  Modern Times Group Cl. B*.............     104,000     1,859,173
  Ortivus AB Cl. B*.....................     121,200       825,391
                                                      ------------
                                                         2,684,564
                                                      ------------
SWITZERLAND -- 3.0%
  Julius Baer Holding AG Cl. B..........         460     1,491,430
  Kudelski S.A.*........................         420     1,674,155
  Stratec Holding AG....................         820     1,465,324
                                                      ------------
                                                         4,630,909
                                                      ------------
TAIWAN -- 0.7%
  ASE Test, Ltd.*.......................      27,000     1,066,500
                                                      ------------
                                            NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
UNITED KINGDOM -- 14.8%
  ARM Holdings PLC*.....................      44,000  $  1,917,800
  ARM Holdings PLC -- ADR*..............       8,600     1,139,500
  BBA Group PLC.........................     104,200       711,534
  Beazer Group PLC......................     415,300     1,263,747
  Capita Group PLC......................     188,400     2,171,531
  Capital Radio PLC.....................      66,000       729,830
  CMG PLC...............................       5,200       147,364
  Dixons Group PLC......................     132,800     2,814,814
  F.I. Group PLC........................     281,600     1,511,511
  FKI PLC...............................     618,000     1,566,300
  National Express Group PLC............     117,700     2,213,550
  Nestor Healthcare Group PLC...........     175,900     1,185,522
  Newsquest PLC.........................     372,100     2,327,653
  Powderject Pharmaceuticals*...........     131,174     1,916,387
  Shire Pharmaceuticals PLC -- ADR*.....      34,800       793,875
  Smith (Wh) Group PLC..................      77,700       833,495
                                                      ------------
                                                        23,244,413
                                                      ------------
UNITED STATES -- 2.1%
  Global Telesystems Group, Inc.*.......      18,700     1,046,031
  Mettler Toledo International*.........      55,400     1,371,150
  SCM Microsystems, Inc.*...............      15,000       911,250
                                                      ------------
                                                         3,328,431
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $117,710,965)..............................   152,951,217
                                                      ------------
------------------------------------------------------------------
PREFERRED STOCK -- 1.5%
------------------------------------------------------------------
GERMANY -- 1.5%
  Fielmann AG
    (Cost: $2,483,647)..................      68,000     2,422,594
                                                      ------------

                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
COMMERCIAL PAPER -- 2.7%
------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $4,243,000)..................  $4,243,000     4,243,000
                                                      ------------

TOTAL INVESTMENTS -- 101.9%
  (Cost: $124,437,612)............................     159,616,811
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.9%)...      (3,000,020)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  156,616,791
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.2%
Apparel.....................................         1.1
Applications Software.......................         1.2
Audio/Video Products........................         1.7
Auto Manufacturers..........................         1.6
Beverages - Alcoholic.......................         1.0
Biotechnology...............................         0.4
Broadcasting................................         6.9
Chemicals...................................         0.5
Communications Software.....................         1.5
Computer Software...........................         7.2
Computers...................................         3.3
Cosmetics/Personal Care.....................         0.9
Distribution/Wholesale......................         0.5
Diversified Financial Services..............         4.5
Drugs/Pharmaceuticals.......................         2.8
Electronics.................................         2.8
Engineering & Construction..................         3.5
Electronic Components/Semiconductors........         7.3
Entertainment...............................         3.1
Environmental Control.......................         0.9
Food........................................         2.7
Hand/Machine Tools..........................         1.0
Home Building...............................         0.8
Home Furnishings............................         0.4
Investment Companies........................         0.7
Leisure/Gaming..............................         0.1
Machinery - Diversified.....................         0.4

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery/Equipment.........................         0.9%
Medical Supplies/Equipment..................         1.5
Miscellaneous Manufacturing.................         1.9
Money Center Banks..........................         1.0
Oil & Gas Producers.........................         0.7
Optical Supplies............................         0.5
Other Commercial Services...................         5.9
Other Consumer Durables.....................         0.8
Other Health Services.......................         0.8
Publishing..................................         2.4
Real Estate.................................         0.9
Recreational Products.......................         0.6
Regional/Commercial Banks...................         0.6
Retail - Building Products..................         0.7
Retail - Consumer Electronics...............         4.7
Retail - Department Stores..................         0.7
Retail - Home Furnishings...................         0.8
Retail - Miscellaneous/Diversified..........         2.3
Retail - Restaurants........................         1.2
Retail - Variety Stores.....................         0.5
Retail - Vision Service Center..............         1.5
Telecommunications Equipment................         1.4
Telecommunications..........................         6.5
Telephone...................................         0.9
Transportation - Other......................         2.2
Liabilities in Excess of Other Assets.......       (1.9)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; PEDRO V. MARCAL, Partner, Portfolio Manager; ESWAR MENON, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; JON BORCHARDT, Portfolio Manager; JESSICA HILINSKI, Portfolio Manager.

  GOAL: The Emerging Countries Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

  MARKET ENVIRONMENT: Economic and currency woes continued to haunt emerging countries for much of the fiscal year as the crisis that started in Southeast Asia spread to Russia and Latin America. Among the factors that weighed on emerging markets:

  - concerns over a global economic slowdown

  - currency devaluations in Russia and Brazil

  - weak commodity prices

  Despite prevailing concerns, many emerging markets bounced back in the fourth quarter of 1998 and the first quarter of 1999 amid improving economic prospects for select countries in Asia and Latin America, as well as those in the Europe, Middle East and Africa (EMEA) region. Latin American and Asian markets benefited from improved liquidity in the first quarter of 1999. Emerging European countries lagged behind amid concerns over slowing export growth to Western Europe and an unstable political environment brought on by events such as the war in Kosovo and elections in Turkey.

  PERFORMANCE: Against the backdrop of continued economic and political uncertainties in developing nations, the Emerging Countries Fund's I shares declined 21.2% in the 12-month period ending March 31, 1999, matching the drop in the MSCI Emerging Markets Free Index, which fell 21.0%.

  PORTFOLIO SPECIFICS: Our exposure to countries affected by the economic and currency crises in Asia, Russia and Latin America hurt performance in the first six months of the fiscal year. However, stock selection in India and Singapore helped the fund register positive returns between September 1998 and the end of the period. Our bottom-up stock selection helped us uncover promising investments during the period. In India, we own Infosys Technologies, a contract programmer whose client list includes blue-chip companies in the United States. In Poland, we own Softbank, a leading software and systems integration company.

  MARKET OUTLOOK: Despite continued uncertainties surrounding emerging countries, the long-term prospects for the asset class remain compelling. The following factors contribute to our optimism for emerging markets:

  - competitive labor costs

  - rising productivity

  - the spread of free-market capitalism

  We believe the financial crises that affected many emerging countries can be positive factors over the long term, as governments accelerate the pace of reform that will drive economic growth.

--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN EMERGING COUNTRIES FUND INSTITUTIONAL SHARES WITH THE MSCI EMERGING MARKETS FREE INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/99                        SINCE
 1 YEAR                           3 YEARS                          INCEPTION
 -21.22%                           2.45%                             4.54%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING COUNTRIES        MSCI EMF
           FUND INSTITUTIONAL SHARES      INDEX
11/28/94                 $250,000.00    $250,000.00
12/94                    $237,014.39    $234,359.19
3/95                     $218,397.55    $205,294.09
6/95                     $251,427.42    $226,601.59
9/95                     $267,041.55    $225,146.69
12/95                    $253,510.75    $222,111.98
3/96                     $281,857.31    $235,947.61
6/96                     $310,806.99    $245,795.83
9/96                     $317,441.29    $236,913.95
12/96                    $324,695.98    $235,517.31
3/97                     $353,679.46    $255,447.47
6/97                     $406,782.05    $277,308.82
9/97                     $421,983.17    $252,445.73
12/97                    $357,562.74    $208,217.12
3/98                     $384,705.20    $221,112.93
6/98                     $331,317.54    $168,935.51
9/98                     $245,394.11    $131,762.49
12/98                    $281,673.68    $155,462.35
3/31/99                  $303,080.88    $174,314.63

This graph compares a $250,000 investment in the Emerging Countries Fund Institutional Shares with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization-weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
COMMON STOCK -- 95.1%
-------------------------------------------------------------------
ARGENTINA -- 4.2%
  Banco de Galicia y Buenos Aires --
    ADR.................................      219,000  $  3,517,687
  Perez Co. S.A.........................      637,900     2,998,310
  Telecom Argentina S.A. -- ADR.........       93,400     2,562,662
  YPF S.A -- ADR........................       88,400     2,790,125
                                                       ------------
                                                         11,868,784
                                                       ------------
BRAZIL -- 10.8%
  Aracruz Celulose S.A. -- ADR..........      246,500     3,574,250
  Banco Estado de Sao Paolo.............   40,000,000     1,819,189
  Companhia Vale do Rio Doce A..........      193,800     2,853,240
  Electropaulo
    Metropolitana-Electricidad de Sao
    Paulo S.A...........................   31,210,000     1,128,259
  Petroleo Brasileiro S.A...............   32,550,000     4,517,011
  Tele Centro Oeste Celular
    Participacoes S.A. -- ADR...........           48           177
  Tele Centro Sul Participacoes --
    ADR*................................       91,600     4,230,775
  Tele Norte Leste Participacoes --
    ADR*................................      265,400     4,080,526
  Telesp Participacoes S.A. -- ADR......      215,400     4,442,625
  Uniao de Bancos Brasileiros -- GDR....      198,400     3,819,200
                                                       ------------
                                                         30,465,252
                                                       ------------
CHINA -- 0.4%
  Zhejiang Expressway Co. Ltd., Cl. H...    5,842,000       995,082
                                                       ------------
CROATIA -- 0.9%
  Pliva D.D. -- GDR.....................      161,400     2,590,470
                                                       ------------
CZECHOSLOVAKIA -- 2.2%
  Ceske Radiokomunikace -- GDR*.........      123,680     4,242,224
  Komercni Banka AS -- GDR*.............      478,100     1,879,698
                                                       ------------
                                                          6,121,922
                                                       ------------
EGYPT -- 1.8%
  Al-Ahram Beverages Co. -- GDR 144A*...       70,000     2,356,535
  OPTD Egypt*...........................       90,443       688,976
  Orascom Hotel Holding*................      710,000     2,036,560
                                                       ------------
                                                          5,082,071
                                                       ------------
ESTONIA -- 0.7%
  Estonian Telecom -- GDR 144A*.........       88,500     1,998,330
                                                       ------------
GREECE -- 6.5%
  Athens Medical Care S.A...............       68,280     1,374,719
  Chipita...............................       26,910       978,610
  Commercial Bank Of Greece.............       19,300     3,011,636
  EFG Eurobank*.........................        3,470        97,511
  Intracom S.A..........................       78,820     4,586,193
  Intrasoft S.A.........................       87,410     2,060,411
  National Bank Of Greece S.A...........       81,060     5,480,285
  Panafon Hellenic Telecommunications
    Co. S.A. -- GDR*....................       34,600       875,380
                                                       ------------
                                                         18,464,745
                                                       ------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
HONG KONG -- 2.7%
  Cheung Kong Holdings, Ltd.............       95,000  $    723,268
  China Telecom, Ltd....................    2,014,400     3,353,196
  DAH Sing Financial....................      374,900       924,001
  DAO Heng Bank Group, Ltd..............      302,000       997,632
  Li & Fung, Ltd........................      705,300     1,492,593
                                                       ------------
                                                          7,490,690
                                                       ------------
HUNGARY -- 0.5%
  Magyar Tavkoziesi -- ADR..............       56,950     1,523,413
                                                       ------------
INDIA -- 12.1%
  Hindustan Lever, Ltd..................      193,000    10,298,178
  Infosys Technologies, Ltd.............      130,000     8,961,813
  NIIT, Ltd.............................      316,050    13,966,376
  Oriental Bank Of Commerce.............          200           148
  Punjab Tractors, Ltd..................       25,000       821,205
                                                       ------------
                                                         34,047,720
                                                       ------------
ISRAEL -- 3.7%
  Bank Hapoalim, Ltd....................      993,600     2,334,752
  Bezeq Israeli Telecommunication
    Corp.*..............................      791,600     3,265,980
  Gilat Satellite Networks, Ltd.*.......       81,500     4,890,000
                                                       ------------
                                                         10,490,732
                                                       ------------
MEXICO -- 12.3%
  Cemex S.A.............................      340,000     1,386,619
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........    1,785,430     5,285,415
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........    1,027,000     2,749,146
  Fomento Economico Mexicano S.A........      981,000     2,996,740
  Grupo Carso Global Telecom S.A........    1,964,900    10,179,226
  Grupo Carso S.A.......................      749,100     3,074,706
  Grupo Financiero Inbursa S.A. Cl. B...      453,800     1,210,000
  Grupo Televisa S.A. -- GDR*...........      204,100     6,403,637
  Kimberly-Clark de Mexico S.A. Cl. A...      345,000     1,298,361
                                                       ------------
                                                         34,583,850
                                                       ------------
PAKISTAN -- 0.0%
  Pakistan State Oil Co., Ltd...........        2,198         3,781
                                                       ------------
PERU -- 1.5%
  Cementos Lima S.A.....................      145,129     1,872,896
  Cementos Lima S.A. -- ADR.............       24,854       320,741
  Ferreyros S.A.........................    2,731,153     1,942,610
                                                       ------------
                                                          4,136,247
                                                       ------------
PHILIPPINES -- 2.3%
  Ayala Land, Inc.......................    4,842,800     1,405,972
  Bank of Philippine Islands............      771,600     1,931,487
  Philippine Long Distance Telephone
    Co..................................       91,100     2,397,984
  SM Prime Holdings, Inc................    3,796,600       783,813
                                                       ------------
                                                          6,519,256
                                                       ------------
POLAND -- 2.0%
  Elektrim S.A..........................      230,200     2,445,270

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
POLAND (CONTINUED)

  Prokom Software S.A...................       70,300  $  1,191,585
  Softbank S.A. -- GDR..................       49,700     1,447,155
  Zaklady Piwowarskie W. Zywcu S.A......        5,747       594,667
                                                       ------------
                                                          5,678,677
                                                       ------------
PORTUGAL -- 2.0%
  Banco Comercial Portugues Cl. R.......       66,100     1,998,100
  Brisa Autostradas.....................       13,690       634,043
  Ibersol SGPS S.A......................       10,128       916,711
  Jeronimo Martins......................       37,600     1,339,552
  Jeronimo Martins new..................       23,333       831,270
                                                       ------------
                                                          5,719,676
                                                       ------------
RUSSIA -- 0.6%
  Lukoil-Holding -- ADR.................       65,600     1,755,653
                                                       ------------
SINGAPORE -- 3.8%
  Datacraft Asia, Ltd...................    1,939,100     4,537,494
  Keppel Tat Lee Bank, Ltd..............      948,000     1,596,006
  Natsteel Electronics, Ltd.............      770,700     2,104,556
  Venture Manufacturing, Ltd............      530,700     2,394,842
                                                       ------------
                                                         10,632,898
                                                       ------------
SOUTH AFRICA -- 4.8%
  ABSA Group, Ltd.......................      542,700     2,588,451
  Anglo American Corp. of S.A., Ltd.....       44,300     1,532,765
  Barlow, Ltd...........................      294,700     1,572,361
  De Beers Consolidated Mines...........       81,900     1,575,756
  Dimension Data Holdings, Ltd.*........      581,217     2,574,821
  Investec Group, Ltd...................       68,300     2,528,799
  Pick'n Pay Stores, Ltd................      945,633     1,093,168
                                                       ------------
                                                         13,466,121
                                                       ------------
SOUTH KOREA -- 2.9%
  Korea Telecom Corp....................       85,400     2,895,387
  Samsung Corp..........................       69,472     5,378,841
                                                       ------------
                                                          8,274,228
                                                       ------------
SRI LANKA -- 0.4%
  John Keells Holdings, Ltd.............      413,500     1,072,092
                                                       ------------
TAIWAN -- 6.1%
  Asustek Computer, Inc.*...............      397,800     3,360,505
  Cathay Life Insurance Co..............      776,500     2,506,727
  Compal Electronics*...................    1,376,820     3,613,917
  Hon Hai Precision Industry*...........      541,100     2,889,565
  Taiwan Semiconductor -- ADR*..........      206,300     4,873,837
                                                       ------------
                                                         17,244,551
                                                       ------------
THAILAND -- 4.5%
  Bangkok Bank Public Co., Ltd.*........    3,121,400     6,398,183
  Thai Farmers Bank.....................    3,120,900     6,314,078
                                                       ------------
                                                         12,712,261
                                                       ------------
                                            NUMBER
                                           OF SHARES      VALUE
-------------------------------------------------------------------
TURKEY -- 3.3%
  Akbank TAS............................   98,202,500  $  3,158,905
  Aksigorta.............................   32,506,600     1,699,178
  Migros Turk TAS.......................    1,626,300     2,136,139
  Milliyet Gazetecilik AS...............   41,642,000       373,946
  Yapi ve Kredi Bankasi.................  108,773,900     2,011,901
                                                       ------------
                                                          9,380,069
                                                       ------------
UNITED KINGDOM -- 1.5%
  South African Breweries, Ltd. PLC.....      500,147     4,326,230
                                                       ------------
UNITED STATES -- 0.0%
  Central Asia Investment Co.*..........       48,567        72,850
                                                       ------------
VENEZUELA -- 0.6%
  Electricidad de Caracas -- ADR........      103,750     1,596,194
                                                       ------------
TOTAL COMMON STOCK
  (Cost: $222,488,981)...............................   268,313,845
                                                       ------------

                                           NUMBER OF
                                            RIGHTS/
                                           WARRANTS
-------------------------------------------------------------------
RIGHTS AND WARRANTS -- 0.7%
-------------------------------------------------------------------
CANADA -- 0.0%
  Sedna Geotech (Warrants)..............      130,900             0
                                                       ------------
CHILE -- 0.0%
  Sociedad Quimica y Minera de Chile
    S.A. (Rights).......................          508         2,286
                                                       ------------
PHILIPPINES -- 0.7%
  Jollibee Foods (Warrants)*............    4,039,700     2,032,879
                                                       ------------
TOTAL RIGHTS AND WARRANTS
  (Cost: $1,874,850).................................     2,035,165
                                                       ------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
COMMERCIAL PAPER -- 1.3%
-------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99
    (Cost: $3,765,000)..................  $ 3,765,000     3,765,000
                                                       ------------
TOTAL INVESTMENTS -- 97.1%
  (Cost: $228,128,831)............................     274,114,010
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.....       8,092,168
                                                    --------------
NET ASSETS -- 100.0%..............................  $  282,206,178
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Beverages - Alcoholic.......................         2.6%
Broadcasting................................         2.3
Building Materials..........................         1.3
Chemicals...................................         0.0
Computer Software...........................         9.1
Computers...................................         4.1
Distribution/Wholesale......................         0.5
Diversified Financial Services..............         2.7
Drugs/Pharmaceuticals.......................         0.9
Electrical Components & Equipment...........         2.8
Electric....................................         1.0
Electronics.................................         1.6
Engineering & Construction..................         0.2
Electronic Components/Semiconductors........         4.4
Entertainment...............................         2.8
Food........................................         2.9
Hospitals...................................         0.5
Insurance...................................         1.5
Investment Companies........................         0.0
Machinery - Construction & Mining...........         0.7
Machinery/Equipment.........................         0.3
Manufacturing - Other.......................         0.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.5%
Mining......................................         1.6
Money Center Banks..........................         4.3
Oil & Gas Producers.........................         4.3
Other Consumer Services.....................         1.1
Other Commercial Services...................         0.4
Other Consumer Non-Durables.................         3.6
Paper & Related Products....................         1.7
Publishing..................................         0.1
Real Estate.................................         2.0
Regional/Commercial Banks...................        13.3
Retail - Hypermarkets.......................         0.8
Retail - Miscellaneous/Diversified..........         0.4
Retail - Restaurants........................         0.3
Telecommunications Equipment................         1.6
Telecommunications..........................         4.3
Telephone...................................        13.6
Transportation - Other......................         0.4
Other Assets in Excess of Liabilities.......         2.9
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GREATER CHINA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research.

  GOAL: The Greater China Fund seeks to maximize total return through investing in stocks in the Greater China region.

  MARKET OVERVIEW: A long drawn-out financial crisis that gripped global markets continued to cast a shadow on the Greater China region over the fiscal year. The three markets in which the fund invests -- China (PRC), Hong Kong and Taiwan -- suffered precipitous declines during the period. A major factor that weighed on the markets was the threat of a devaluation in the PRC's currency, the yuan. In addition, the slowdown in economic growth in the region, as well as the dramatic decline in asset values in Hong Kong weighed on the markets.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the Greater China Fund's I shares posted a negative return of 26.8% versus a 46.9% decline for its benchmark, the Credit Lyonnais China World Index.

  PORTFOLIO SPECIFICS: In the first five months of the fiscal year, the fund registered steep declines as the Asian economic crisis weighed heavily on the Greater China region. However, from September through November of last year, the fund posted positive returns on the strength of our stock selection and our relative overweighting in the financial services and technology sectors.

  The fund's holdings reflect diversity in terms of the stocks and sectors we invest in, with the goal of giving investors a wide range of exposure to the Greater China economy.

  We identified stocks in the region benefiting from continued infrastructure development and the strong growth in technology worldwide. One of the fund's top-performing holdings during the fiscal year was Sichuan Expressway, a toll-road company in the Sichuan province which connects the biggest cities in the largest provinces in China. The company is expected to benefit from robust economic growth in China over the long term.

  Other top-performing holdings within the fund were Cheung Kong, a leading property company in Hong Kong, and Taiwan Semiconductors, a leading micro chip manufacturer.

  MARKET OUTLOOK: Greater China continues to offer a source of attractive investment opportunities. Over the long term, we believe the prospects for the region remain compelling given the favorable demographics, competitive labor cost, rising productivity and the spread of free-market capitalism.

--------------------------------------------------------------------------------

GREATER CHINA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GREATER CHINA FUND INSTITUTIONAL SHARES WITH THE CREDIT LYONNAIS CHINA WORLD INDEX.

                                                                    SINCE
 1 YEAR                  ANNUALIZED TOTAL RETURNS                 INCEPTION
 -26.79%                      As of 03/31/99                       -14.04%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GREATER CHINA FUND INSTITUTIONAL SHARES   CREDIT LYONNAIS CHINA WORLD INDEX
12/31/97                 $250,000.00                            $250,000.00
1/98                                   $241,000.00                          $184,016.25
2/98                                   $288,600.00                          $225,628.21
3/98                                   $282,800.00                          $215,803.68
4/98                                   $263,600.00                          $190,603.86
5/98                                   $237,000.00                          $160,889.86
6/98                                   $212,400.00                          $132,322.25
7/98                                   $197,400.00                          $104,383.87
8/98                                   $178,600.00                           $79,987.27
9/98                                   $203,400.00                          $118,067.05
10/98                                  $219,600.00                          $131,471.32
11/98                                  $221,814.98                          $130,410.74
12/98                                  $214,108.73                          $124,168.63
1/99                                   $195,780.36                          $101,914.75
2/99                                   $193,281.04                          $103,182.78
3/31/99                                $207,027.32                          $114,692.30

This graph compares a $250,000 investment in the Greater China Fund Institutional Shares with the Credit Lyonnais China World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Credit Lyonnais SA China World Index is a free float market capitalization-weighted index composed of forty-three companies representing approximately 44% of the entire China share universe available to foreign investors, and is a representative benchmark for gauging the performance of China funds which can invest in all classes of China shares available to foreign investors. In selecting the constituents, an individual stock's weighting is limited to no more than 10% of the index's total capitalization, mirroring the constraints of many investment funds. The index should be feasible for index funds to duplicate, as the majority of the constituent stocks have a free float of more than US$50m and an average daily turnover greater than US$100,000. The index is calculated without dividends or with gross dividends reinvested, in both US dollars and local currencies.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
GREATER CHINA FUND

                                           NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 91.6%
-----------------------------------------------------------------
CHINA -- 16.9%
  Anhui Conch Cement Co., Ltd. Cl. H....   205,000    $    20,633
  Anhui Expressway Co. Cl. H............    62,000          6,000
  China Southern Airlines Co., Ltd Cl.
    H*..................................   390,000         42,777
  Jiangsu Express Co., Ltd. Cl. H.......   174,000         34,128
  Shenzhen Expressway Cl. H.............   130,000         25,330
  Yanzhou Coal Mining Co., Ltd..........   166,000         27,633
  Zhejiang Expressway Co. Cl. H.........   188,000         32,022
  Zhejiang Southeast Electric Cl. B.....   203,000         45,472
                                                      -----------
                                                          233,995
                                                      -----------
HONG KONG -- 54.6%
  Cheung Kong...........................    11,000         83,747
  China Light & Power Holdings, Ltd.....     6,500         31,202
  China Merchants Holdings International
    Co..................................    90,000         52,261
  China Telecom, Ltd....................    34,000         56,597
  Citic Pacific, Ltd....................    23,000         48,377
  Cosco Pacific, Ltd....................   120,000         56,132
  DAH Sing Financial....................    24,800         61,124
  DAO Heng Bank Group, Ltd..............    15,000         49,551
  Esprit Holdings, Ltd..................    90,000         45,293
  Hengan International Group Co.,
    Ltd.................................    84,000         32,518
  Hong Kong Electric Holdings...........    10,000         30,260
  HSBC Holdings PLC.....................     2,000         62,713
  Kerry Properties, Ltd.................    54,000         43,202
  Legend Holdings, Ltd..................    88,000         38,893
  Tingyi Holding Corp...................   538,000         49,291
  WAI KEE Holdings, Ltd.................   100,000         14,711
                                                      -----------
                                                          755,872
                                                      -----------

                                           NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
SINGAPORE -- 0.5%
  Eagle Brand Holdings Ltd.*............    37,000    $     7,215
                                                      -----------
TAIWAN -- 19.6%
  Asustek Computer, Inc.................     4,000         33,791
  Cathay Life Insurance Co..............     5,000         16,141
  D-Link Corp...........................    15,000         26,701
  FAR Eastern Textile Co................    50,000         49,178
  Hon Hai Precision Industry............     7,600         40,585
  Taiwan Semiconductor..................    28,000         87,856
  Winbond Electronics Corp..............    14,000         16,558
                                                      -----------
                                                          270,810
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $1,196,197)...............................     1,267,892
                                                      -----------

TOTAL INVESTMENTS -- 91.6%
  (Cost: $1,196,197)..............................       1,267,892
OTHER ASSETS IN EXCESS OF LIABILITIES -- 8.4%.....         116,933
                                                    --------------
NET ASSETS -- 100.0%..............................  $    1,384,825
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

GREATER CHINA FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         3.1%
Apparel.....................................         3.3
Building Materials..........................         2.0
Chemicals...................................         3.8
Computers...................................         7.2
Electric....................................         7.7
Engineering & Construction..................         1.1
Electronic Components/Semiconductors........        10.3
Food........................................         3.6
Insurance...................................         1.2
Mining Services.............................         2.0
Money Center Banks..........................         4.5

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Other Commercial Services...................         4.1%
Other Consumer Non-Durables.................         2.3
Real Estate.................................         9.2
Regional/Commercial Banks...................         8.0
Telecommunications..........................         4.1
Telephone...................................         3.5
Textiles....................................         3.6
Transportation - Other......................         7.0
Other Assets in Excess of Liabilities.......         8.4
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global Systematic Portfolio Management and Research; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; JON BORCHARDT, Portfolio Manager.

  GOAL: The Latin America Fund seeks to provide long-term capital appreciation primarily through investment in the securities of companies in Latin American countries such as Mexico, Brazil, Argentina and Chile.

  MARKET OVERVIEW: Latin American equities suffered steep declines in the first six months of the fiscal year ending March 31, 1999 but managed to bounce back in the second half. The following factors weighed on the region's bourses:

  - concerns over emerging market economies

  - currency weakness in Brazil

  - worries over debt defaults in Brazil

  - falling commodity prices

  A major event in the period was the devaluation of the Brazilian real, the value of which slid by about 40% in January, after markets forced the government to abandon its currency policy aimed at combating inflation. Despite initial weakness, stocks in the region rallied in February and March amid improved investor sentiment.

  PERFORMANCE: Following large declines in the second and third quarters of 1998, the fund's I shares recouped almost half of its losses in the fourth quarter of 1998 and the first quarter of 1999. From April 1, 1998 through March 31, 1999, the Latin America Fund posted a 15.8% drop versus a 26.9% decline for the MSCI EMF Latin America Index.

  PORTFOLIO SPECIFICS: During the fiscal year, declining oil prices hurt oil-exporting countries such as Mexico, Argentina and Venezuela. Many energy companies suffered as a result, including some of the fund's holdings.

  As sentiment for the region improved beginning in the fourth quarter of 1998, the fund delivered above-benchmark gains of 11.1% versus 7.1% for the quarter. Among the fund's best-performing holdings were retailer Kimberly Clark and entertainment company Corp Inter Americana de Entretenimiento (CIE) which are thriving from ongoing consumer-led economic growth in Mexico.

  In Brazil, the fund holds telecommunications stocks such as Tele Norte, Telesp Participacoes and Tele Centro Sul, which are well positioned to capture the huge demand for telecommunications products and services despite the recessionary environment.

  MARKET OUTLOOK: Long-term trends in Latin America remain solid. Favorable factors such as privatization, restructuring, declining inflation and improving economic conditions all bode well for countries in the region. We expect Latin America's biggest economies -- Mexico and Brazil-- to overcome political and economic difficulties in the years ahead. The recent recovery in commodity prices, including oil, is also very positive for the economic and fiscal health of the region. To a large extent, Mexico and Brazil have come a long way in overcoming the financial and economic troubles of last year.

--------------------------------------------------------------------------------

LATIN AMERICA FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN LATIN AMERICA FUND INSTITUTIONAL SHARES WITH THE MSCI EMF LATIN AMERICA INDEX.

                                                                     SINCE
 1 YEAR                   ANNUALIZED TOTAL RETURNS                 INCEPTION
 -15.78%                       As of 03/31/99                       -4.48%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            LATIN AMERICA FUND     MSCI EMF LATIN AMERICA INDEX
           INSTITUTIONAL SHARES
11/28/97            $250,000.00                       $250,000.00
12/97               $268,400.00                       $266,600.00
01/98               $241,600.00                       $236,986.07
02/98               $255,800.00                       $249,434.95
03/98               $279,200.00                       $267,119.89
04/98               $283,200.00                       $261,000.17
05/98               $247,400.00                       $227,242.41
06/98               $239,000.00                       $213,812.38
07/98               $257,400.00                       $224,391.82
08/98               $163,400.00                       $146,554.79
09/98               $172,800.00                       $161,560.53
10/98               $189,400.00                       $174,049.16
11/98               $204,800.00                       $187,485.75
12/98               $192,012.73                       $172,993.11
01/99               $175,130.25                       $152,510.72
02/99               $187,537.86                       $162,240.91
3/31/99             $235,134.23                       $195,224.48

This graph compares a $250,000 investment in the Latin America Fund Institutional Shares with the MSCI EMF Latin America Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International Latin America Index ("MSCI EMF Latin America") is a market capitalization-weighted index composed of companies representative of the market structure of 7 emerging market countries in Latin America, including, Argentina, Chile, Columbia, Brazil, Mexico Free, Peru and Venezuela. Stock selection takes into consideration the trading capabilities of foreigners in emerging market countries. The index is calculated without dividends or with gross dividends reinvested, in both US dollars and local currency.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
LATIN AMERICA FUND

                                           NUMBER
                                          OF SHARES    VALUE
---------------------------------------------------------------
COMMON STOCK -- 93.7%
---------------------------------------------------------------
ARGENTINA -- 11.8%
  Banco de Galicia y Buenos Aires --
    ADR.................................      2,700  $   43,369
  Telecom Argentina S.A. -- ADR.........      2,100      57,619
  Telefonica de Argentina S.A. -- ADR...      1,700      51,425
  YPF S.A -- ADR........................      1,800      56,813
                                                     ----------
                                                        209,226
                                                     ----------
BRAZIL -- 38.8%
  Banco Estado de Sao Paolo.............  1,994,060      90,689
  CEMIG.................................  3,600,000      80,499
  CIA Energetica DO Ceara...............  9,000,000      22,565
  Petroleo Brasileiro S.A...............    630,000      87,426
  Tele Centro Sul Participacoes --
    ADR*................................      1,700      78,519
  Tele Norte Leste Participacoes --
    ADR*................................      6,000      92,250
  Telerj Celular S.A....................  4,800,000      81,164
  Telesp Participacoes S.A. -- ADR......      3,600      74,250
  Uniao de Bancos Brasileiros -- GDR....      4,200      80,850
                                                     ----------
                                                        688,212
                                                     ----------
MEXICO -- 38.2%
  Cemex S.A.............................     21,000      85,644
  Coca-Cola Femsa S.A. -- ADR...........      4,100      66,881
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B...........      1,247       3,691
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L*..........     28,000      74,952
  Grupo Carso Global Telecom S.A........     17,000      88,069
  Grupo Carso S.A.......................     14,000      57,463
  Grupo Cementos de Chihuahua S.A. Cl.
    B...................................    109,000      92,683
  Grupo Financiero Bancomer S.A. Cl.
    O...................................    249,000      84,951
  Grupo Financiero Inbursa S.A. Cl. B...      2,000  $    5,333

                                           NUMBER
                                          OF SHARES    VALUE
---------------------------------------------------------------

MEXICO (CONTINUED)

  Grupo Televisa S.A. -- GDR*...........      1,600      50,200
  Kimberly-Clark de Mexico S.A. Cl. A...     18,100      68,117
                                                     ----------
                                                        677,984
                                                     ----------
PERU -- 1.1%
  Ferreyros S.A.........................     26,842      19,092
                                                     ----------
VENEZUELA -- 3.8%
  Electricidad de Caracas -- ADR........      4,433      68,212
                                                     ----------
TOTAL COMMON STOCK
  (Cost: $1,376,876)...............................   1,662,726
                                                     ----------

                                           NUMBER
                                             OF
                                           RIGHTS
---------------------------------------------------------------
RIGHTS -- 0.0%
---------------------------------------------------------------
CHILE -- 0.0%
  Sociedad Quimica Y Minera de Chile
    S.A.
    (Cost: $0)..........................          6          27
                                                     ----------

TOTAL INVESTMENTS -- 93.7%
  (Cost: $1,376,876)..............................       1,662,753
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.3%.....         111,576
                                                    --------------
NET ASSETS -- 100.0%..............................  $    1,774,329
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

LATIN AMERICA FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Beverages - Non-Alcoholic...................         3.6%
Broadcasting................................         2.7
Building Materials..........................         9.5
Diversified Financial Services..............         5.8
Electric....................................        10.1
Entertainment...............................         5.2
Machinery - Construction & Mining...........         2.0
Oil & Gas Producers.........................         8.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Other Consumer Services.....................         3.1%
Paper & Related Products....................         3.6
Regional/Commercial Banks...................        11.5
Telecommunications..........................         4.3
Telephone...................................        23.6
Other Assets in Excess of Liabilities.......         6.3
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; ESWAR MENON, Portfolio Manager.

  GOAL: The Pacific Rim Fund seeks to maximize total return through investing in stocks located in countries within the Pacific Rim region including Australia, China, Japan, India, Indonesia, South Korea, Malaysia, New Zealand, the Philippines, Singapore and Taiwan.

  MARKET OVERVIEW: Following a debilitating financial crisis that started in Southeast Asia in 1997, economic and political uncertainties continued to haunt countries in the Pacific Rim from April 1, 1998 through March 31, 1999. The following factors negatively impacted performance in the region's markets:

  - prevailing concerns over emerging market economies

  - Japan's inability to initiate reforms to effect economic recovery

  - the drop in commodity prices, including oil and copper

  In the first six months of the fiscal year, a key factor that negatively affected the region was the prolonged recession in Japan. A major trading partner for many countries in the Pac Rim, Japan's continued economic weakness weighed on export-oriented nations in the region. As a result, many markets posted declines. However, in the fourth quarter of 1998 through the first quarter of 1999, performance among many emerging markets started to improve amid renewed investor interest for the asset class and signs of improving economic prospects.

  PERFORMANCE: During the fiscal year, the Pacific Rim Fund's I shares were down 2.7% versus an 8.2% gain for the MSCI Pacific Index.

  PORTFOLIO SPECIFICS: Despite the difficult environment during the period, we continued to uncover promising companies such as global electronics leader Sony in Japan and Samsung Electronics of South Korea, the world's largest maker of dynamic random access memory (DRAM) chips. Overall, stock selection in Singapore and the Philippines positively impacted returns while our exposure to Taiwan and Thailand negatively affected performance.

  MARKET OUTLOOK: The changing landscape among Pacific Rim markets brings new opportunities. Countries that are on the path of reform are coming out ahead of those that are delaying moves to implement much-needed changes. The following are positive factors in the Pacific Rim:

  - interest rates have come down significantly from their peaks, dropping approximately 10% in most Asian countries in the first quarter of 1999

  - most Asian economies are forecast to continue their economic recovery in 1999 and 2000

  - corporate restructuring is positively impacting companies in Japan.

--------------------------------------------------------------------------------

PACIFIC RIM FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN PACIFIC RIM FUND INSTITUTIONAL SHARES WITH THE MSCI PACIFIC INDEX.

                                                                      SINCE
 1 YEAR                   ANNUALIZED TOTAL RETURNS                  INCEPTION
 -2.69%                        As of 03/31/99                        -1.16%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PACIFIC RIM FUND INSTITUTIONAL SHARES   MSCI PACIFIC INDEX
12/31/97                             $250,000.00           $250,000.00
1/98                                 $252,000.00           $261,601.25
2/98                                 $258,600.00           $274,525.92
3/98                                 $253,200.00           $260,654.95
4/98                                 $241,200.00           $253,590.16
5/98                                 $207,400.00           $233,540.05
6/98                                 $193,600.00           $232,816.08
7/98                                 $197,400.00           $229,653.27
8/98                                 $178,200.00           $201,018.26
9/98                                 $192,200.00           $201,782.74
10/98                                $208,200.00           $235,362.41
11/98                                $225,600.00           $247,782.49
12/98                                $233,600.00           $254,632.18
1/99                                 $238,200.00           $256,358.59
2/99                                 $229,400.00           $251,617.50
3/31/99                              $246,400.00           $281,969.61

This graph compares a $250,000 investment in the Pacific Rim Fund Institutional Shares with the MSCI Pacific Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International Pacific Index ("MSCI Pacific") is a market capitalization-weighted index composed of companies representative of the market structure of 6 developed market countries in the Pacific Basin, including, Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore. Stock selection takes into consideration the trading capabilities of foreigners in emerging market countries. The index is calculated without dividends or with gross dividends reinvested, in both US dollars and local currency.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
PACIFIC RIM FUND

                                           NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 91.8%
-----------------------------------------------------------------
AUSTRALIA -- 12.3%
  AAPT, Ltd.*...........................     7,000    $    20,776
  Brambles Industries, Ltd..............       800         20,251
  Colonial, Ltd.........................     6,800         26,925
  Foster's Brewing Group, Ltd...........     6,700         19,636
  Telstra Corp., Ltd.*..................     4,800         25,023
  Westpac Banking Corp..................     3,100         22,513
                                                      -----------
                                                          135,124
                                                      -----------
HONG KONG -- 8.0%
  Cheung Kong...........................     4,000         30,453
  China Telecom, Ltd....................    12,000         19,975
  HSBC Holdings PLC.....................     1,200         37,628
                                                      -----------
                                                           88,056
                                                      -----------
INDIA -- 10.6%
  Hindustan Lever, Ltd..................       400         21,343
  ITC, Ltd.--GDR........................     1,000         27,250
  NIIT, Ltd.............................       800         35,352
  Ranbaxy Laboratories--GDR 144A........       800         13,480
  Wipro Corp., Ltd......................       200         18,964
                                                      -----------
                                                          116,389
                                                      -----------
JAPAN -- 25.7%
  Almedio, Inc..........................     1,000         18,830
  Bank of Tokyo-Mitsubishi, Ltd.........     1,000         13,780
  Bellsystem 24, Inc....................       100         34,197
  Fuji Heavy Industries, Ltd............     2,000         12,379
  Japan Business Computer Co............     2,000         28,371
  Kojima Co., Ltd.......................       600         15,503
  Nidec Corp............................       100         12,328
  Nomura Securities Co., Ltd............     1,000         10,470
  NTT Mobile Communications.............         1         49,396
  Ryohin Keikaku Co., Ltd...............       100         15,874
  Softbank Corp.........................       300         33,640
  Sony Corp.............................       400         36,984
                                                      -----------
                                                          281,752
                                                      -----------
NEW ZEALAND -- 0.4%
  Sky City, Ltd.*.......................     1,900          4,367
                                                      -----------
PHILIPPINES -- 5.9%
  Ayala Land, Inc.......................    77,900         22,616

                                           NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

PHILIPPINES (CONTINUED)

  Philippine Long Distance Telephone
    Co..................................     1,500    $    39,484
  SM Prime Holdings, Inc................    15,100          3,117
                                                      -----------
                                                           65,217
                                                      -----------
SINGAPORE -- 3.1%
  Datacraft Asia, Ltd...................     6,200         14,508
  Natsteel Electronics, Ltd.............     4,000         10,923
  Venture Manufacturing, Ltd............     2,000          9,025
                                                      -----------
                                                           34,456
                                                      -----------
SOUTH KOREA -- 8.1%
  Korea Telecom Corp....................       400         13,562
  Samsung Corp..........................     3,200         21,881
  Samsung Electronics Co................       687         53,191
                                                      -----------
                                                           88,634
                                                      -----------
TAIWAN -- 6.7%
  Asustek Computer, Inc.*...............     1,000          8,448
  Cathay Life Insurance Co..............     3,000          9,685
  Compal Electronics*...................     9,000         23,624
  Siliconware Precision Industry*.......     8,000         16,292
  Taiwan Semiconductor*.................     5,000         15,689
                                                      -----------
                                                           73,738
                                                      -----------
THAILAND -- 11.0%
  Bangkok Bank Public Co., Ltd..........    23,600         48,375
  National Finance PCL..................    97,500         28,551
  Thai Farmers Bank.....................    21,800         44,105
                                                      -----------
                                                          121,031
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $864,479).................................     1,008,764
                                                      -----------

TOTAL INVESTMENTS -- 91.8%
  (Cost: $864,479)................................       1,008,764
OTHER ASSETS IN EXCESS OF LIABILITIES -- 8.2%.....          90,100
                                                    --------------
NET ASSETS -- 100.0%..............................  $    1,098,864
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

PACIFIC RIM FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Audio/Video Products........................         3.4%
Auto Manufacturers..........................         1.1
Beverages - Alcoholic.......................         1.8
Computer Software...........................         3.2
Computers...................................         5.5
Distribution/Wholesale......................         3.1
Diversified Financial Services..............         6.0
Drugs/Pharmaceuticals.......................         1.2
Electrical Components & Equipment...........         6.8
Electronics.................................         1.8
Electronic Components/Semiconductors........         5.9
Hand/Machine Tools..........................         1.1
Insurance...................................         0.9
Leisure/Gaming..............................         0.4

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Money Center Banks..........................         8.7%
Other Commercial Services...................         3.1
Other Consumer Non-Durables.................         5.5
Real Estate.................................         5.1
Regional/Commercial Banks...................         6.5
Retail - Consumer Electronics...............         1.4
Retail - Miscellaneous/Diversified..........         1.4
Telecommunications..........................        11.8
Telephone...................................         3.6
Tobacco.....................................         2.5
Other Assets in Excess of Liabilities.......         8.2
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; ANDREW B. GALLAGHER, Partner, Portfolio Manager; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; ERNESTO RAMOS, PH.D., Senior Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The Worldwide Growth Fund seeks to maximize long-term capital appreciation through investments in growth-oriented companies around the world, regardless of geographic location.

  MARKET OVERVIEW: During the 12-month period ending March 31, 1999, world stock markets were characterized by:

  - an enthusiastic pace of mergers and acquisitions

  - surging prices for technology stocks

  - concerted efforts by central banks globally to cut interest rates

  - the outperformance of US large-cap stocks

  Many stock markets around the world climbed to record highs in the third quarter of 1998 only to see those gains erased the following quarter. Worries of a global economic slowing, a currency devaluation in Russia and a pessimistic outlook for the financial sector caused markets to fall in late summer.

  However, investor confidence was restored by the fourth quarter and markets recouped earlier losses and climbed toward record highs. A number of developments soothed concerns and contributed to gains in both developed and emerging markets during the period including the strengthening of the Japanese yen, interest-rate reductions by a number of the world's central banks and surging tech stocks in the United States. In Asia, prospects improved amid currency stabilization, strong corporate earnings and declining interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the fund's I shares gained 34.3% versus 12.7% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: Superior stock selection, especially among telecommunications companies such as Colt Telecom, Nokia, Sprint and MCI WorldCom, contributed to the fund's outperformance. US technology and Internet-related companies including America Online, At Home, Sun Microsystems and Cisco Systems also added to the fund's solid performance.

  Due to concerns of an economic slowdown and its impact on corporate earnings, we reduced our exposure in Europe from 81% in March of 1998 to 68% at the end of March 1999. We increased our weighting in Japan on a company-by-company basis during the period from 5.2% to approximately 17.0%.

  MARKET OUTLOOK: We are cautiously optimistic on Japan as reforms have led to increased corporate earnings projections. In Europe, recent rate cuts, corporate restructuring and merger and acquisition activity are encouraging. And US economic growth forecasts have been revised upward and the outlook for corporate profits is strong.

--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/99                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 34.28%                             19.75%                            20.00%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            WORLDWIDE GROWTH FUND INSTITUTIONAL SHARES    MSCI WORLD INDEX
4/19/93                                     $250,000.00          $250,000.00
6/93                                        $263,470.32          $257,076.48
9/93                                        $284,474.89          $269,143.44
12/93                                       $286,073.06          $273,515.66
3/94                                        $300,228.31          $275,182.42
6/94                                        $295,205.48          $283,458.30
9/94                                        $310,730.59          $289,540.37
12/94                                       $294,624.53          $287,458.30
3/95                                        $299,206.56          $300,441.60
6/95                                        $316,618.27          $313,260.12
9/95                                        $346,630.57          $330,310.26
12/95                                       $339,841.23          $345,989.58
3/96                                        $360,161.63          $360,070.55
6/96                                        $385,153.39          $370,524.84
9/96                                        $385,620.53          $375,468.33
12/96                                       $402,739.61          $392,649.45
3/97                                        $407,616.08          $393,775.48
6/97                                        $468,715.47          $453,026.83
9/97                                        $515,185.42          $465,985.28
12/97                                       $474,947.92          $454,494.69
3/98                                        $550,619.67          $519,594.22
6/98                                        $588,763.15          $530,164.29
9/98                                        $510,612.83          $466,585.27
12/98                                       $655,343.88          $565,076.75
3/31/99                                     $739,379.36          $585,301.09

This graph compares a $250,000 investment in the Worldwide Growth Fund Institutional Shares with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Fund's Institutional Shares calculate their performance based upon the historical performance of their corresponding series ("Fund") of Pilgrim Mutual Funds, adjusted to reflect sales charges and operating expenses. The Fund's Institutional Shares were first available on 10/1/93. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income, dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------
COMMON STOCK -- 97.6%
--------------------------------------------------------------------
AUSTRALIA -- 0.5%
  Suncorp-Metway, Ltd...................     83,100    $     503,785
  Telstra Corp., Ltd....................    116,900          609,403
                                                       -------------
                                                           1,113,188
                                                       -------------
BELGIUM -- 0.9%
  Fortis (B)............................     30,000        1,107,656
  Mobistar S.A.*........................     17,700        1,117,859
                                                       -------------
                                                           2,225,515
                                                       -------------
BERMUDA -- 1.2%
  Global Crossing, Ltd.*................     17,500          809,375
  RSL Communications, Ltd. Cl. A*.......     62,100        2,231,719
                                                       -------------
                                                           3,041,094
                                                       -------------
BRAZIL -- 0.3%
  Aracruz Celulose S.A. -- ADR..........     19,300          279,850
  Tele Norte Leste Participacoes --
    ADR*................................     36,100          555,038
                                                       -------------
                                                             834,888
                                                       -------------
CANADA -- 1.0%
  ATI Technology, Inc.*.................     79,700        1,222,271
  Rogers Communications Cl. B*..........     41,700          755,280
  Talisman Energy, Inc..................     20,300          439,469
                                                       -------------
                                                           2,417,020
                                                       -------------
FINLAND -- 3.2%
  Nokia OYJ -- ADR......................     44,700        6,962,025
  Sonera Group OYJ......................     50,700          842,920
                                                       -------------
                                                           7,804,945
                                                       -------------
FRANCE -- 5.1%
  Banque Nationale de Paris.............     14,000        1,218,206
  Banque Paribas........................     11,900        1,328,389
  Canal Plus............................      4,700        1,377,607
  Cap Gemini S.A........................      8,600        1,440,018
  Casino Guichard Perrachon.............      9,400          834,175
  Castorama Dubois Investissements
    SCA.................................      5,600        1,172,863
  Elf Aquitaine.........................      7,600        1,032,172
  Michelin (CGDE) Cl. B.................     27,000        1,211,135
  Societe Television Francaise 1........      3,600          675,865
  Suez Lyonnaise des Eaux...............      4,400          814,181
  Synthelabo............................      2,400          522,088
  Vivendi (EX-Generale des Eaux)........      4,400        1,082,567
                                                       -------------
                                                          12,709,266
                                                       -------------
GERMANY -- 2.5%
  DaimlerChrysler AG....................     11,340          986,747
  Dresdner Bank AG......................     32,500        1,298,204
  Mannesmann AG.........................     12,900        1,600,175
  Muenchener Rueckversicher AG..........      6,000        1,197,046
  Veba AG...............................     20,700        1,089,438
                                                       -------------
                                                           6,171,610
                                                       -------------
GREECE -- 0.4%
  National Bank Of Greece S.A...........      7,690          519,904

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

GREECE (CONTINUED)

  Panafon Hellenic Telecommunications
    Co. S.A. -- GDR 144A*...............     14,700    $     371,910
                                                       -------------
                                                             891,814
                                                       -------------
HONG KONG -- 0.4%
  HSBC Holdings PLC.....................     19,600          614,591
  Sun Hung Kai Properties...............     64,000          478,996
                                                       -------------
                                                           1,093,587
                                                       -------------
INDIA -- 0.0%
  Bombay Surburban Electric Supply Co.,
    Ltd.................................      1,150            3,930
                                                       -------------
IRELAND -- 0.5%
  CRH PLC...............................     43,100          744,018
  ESAT Telecom Group PLC -- ADR*........     13,000          544,375
                                                       -------------
                                                           1,288,393
                                                       -------------
ISRAEL -- 0.2%
  Gilat Satellite Networks, Ltd.*.......      9,900          594,000
                                                       -------------
ITALY -- 2.3%
  Alleanza Assicurazioni SpA............     95,800        1,142,840
  Banca Commerciale Italiana............    145,200        1,191,346
  Mediaset SpA..........................    119,600        1,124,623
  Seat-Pagine Gialle SpA................    785,400          919,980
  Telecom Italia SpA....................    132,800        1,410,753
                                                       -------------
                                                           5,789,542
                                                       -------------
JAPAN -- 7.3%
  Advantest Corp........................     11,300          863,506
  Bank of Tokyo-Mitsubishi, Ltd.........     76,000        1,047,302
  Fuji Soft ABC, Inc....................     20,720        1,355,906
  Fujitsu, Ltd..........................     68,000        1,092,088
  Honda Motor Co., Ltd..................     24,000        1,084,184
  Hoya Corp.............................     18,000        1,021,363
  Matsushita Communication Industrial
    Co., Ltd............................     10,000          676,349
  Mitsui & Co., Ltd.....................     69,000          466,681
  Mitsui Fudosan Co., Ltd...............    111,000        1,000,059
  Nippon Steel Corp.....................    233,000          478,080
  Nomura Securities Co., Ltd............     77,000          806,214
  NTT Mobile Communications.............         18          889,133
  Ryohin Keikaku Co., Ltd...............     10,300        1,635,058
  Shohkoh Fund & Co., Ltd...............      2,620        1,327,366
  Softbank Corp.........................     21,000        2,354,808
  Sony Corp.............................     13,400        1,238,959
  Tokyo Electron, Ltd...................     13,000          672,887
                                                       -------------
                                                          18,009,943
                                                       -------------
MEXICO -- 0.6%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B...........    100,300          296,918
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. L...........     73,000          195,412

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
MEXICO (CONTINUED)

  Fomento Economico Mexicano S.A. --
    ADR.................................     14,900    $     460,969
  Grupo Carso Global Telecom S.A........    120,000          621,664
                                                       -------------
                                                           1,574,963
                                                       -------------
NETHERLANDS -- 3.7%
  ASM Lithography Holding N.V.*.........     42,300        1,903,500
  Equant N.V.*..........................     18,100        1,362,025
  Koninklijke Ahold N.V.................     28,500        1,092,272
  Royal Dutch Petroleum Co..............     26,300        1,367,600
  STMicroelectronics N.V.*..............     13,400        1,301,475
  TNT Post Group N.V....................     37,400        1,126,506
  Wolters Kluwer N.V....................      5,900        1,070,087
                                                       -------------
                                                           9,223,465
                                                       -------------
NEW ZEALAND -- 0.2%
  Telecom Of New Zealand................     95,800          465,942
                                                       -------------
PORTUGAL -- 0.4%
  Banco Comercial Portugues Cl. R.......     19,300          583,409
  Brisa Autostradas.....................     11,300          523,351
                                                       -------------
                                                           1,106,760
                                                       -------------
SINGAPORE -- 0.1%
  City Developments, Ltd................     62,000          322,825
                                                       -------------
SOUTH AFRICA -- 0.2%
  Dimension Data Holdings, Ltd.*........     85,465          378,614
                                                       -------------
SOUTH KOREA -- 0.2%
  Samsung Electronics -- GDR*...........     10,600          433,010
                                                       -------------
SPAIN -- 2.0%
  Acciona S.A...........................     18,400          943,361
  Banco Santander S.A...................     53,100        1,089,195
  Centros Comerciales Continente S.A....     35,700          992,823
  Fomentos de Construcciones y Contratas
    S.A.................................     15,600          959,969
  Telefonica S.A. -- ADR................      8,286        1,058,537
                                                       -------------
                                                           5,043,885
                                                       -------------
SWEDEN -- 0.3%
  Europolitan Holdings AB...............      8,400          774,315
                                                       -------------
SWITZERLAND -- 2.1%
  Julius Baer Holding AG Cl. B..........        350        1,134,784
  Roche Holding AG......................        110        1,341,418
  Swisscom AG...........................      3,600        1,405,803
  United Bank Switzerland AG............      3,800        1,193,798
                                                       -------------
                                                           5,075,803
                                                       -------------
TAIWAN -- 0.6%
  Taiwan Semiconductor -- ADR*..........     40,500          956,813
  Winbond Electronics Corp. -- GDR*.....     36,000          420,300
                                                       -------------
                                                           1,377,113
                                                       -------------
                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------
UNITED KINGDOM -- 8.0%
  ARM Holdings PLC -- ADR*..............     14,400    $   1,908,000
  Barclays PLC..........................     49,100        1,411,667
  Barratt Developments PLC..............    185,100          881,486
  BP Amoco PLC..........................     88,600        1,510,374
  British Telecom PLC...................     73,300        1,196,305
  Cable & Wireless Communications PLC*..     53,900          611,254
  Capita Group PLC......................     82,300          948,604
  Colt Telecom Group PLC*...............     71,100        1,280,916
  Dixons Group PLC......................     74,900        1,587,572
  Emap PLC..............................     29,100          569,824
  GKN PLC...............................     82,400        1,253,040
  Lloyds TSB Group PLC..................     46,500          703,363
  Pearson PLC...........................     29,600          674,226
  Penninsular & Orient Steam
    Navigation..........................     54,600          795,035
  Sema Group PLC........................     85,800          968,862
  Smithkline Beecham PLC................     93,800        1,352,958
  Telewest Communications PLC*..........    185,800          806,086
  Vodafone Group PLC....................     68,508        1,272,927
                                                       -------------
                                                          19,732,499
                                                       -------------
UNITED STATES -- 53.4%
  Alltel Corp...........................     67,900        4,235,262
  America Online, Inc...................     33,400        4,876,400
  American International Group..........     31,092        3,750,472
  Amgen, Inc.*..........................     57,200        4,282,850
  Ascend Communications, Inc.*..........     51,400        4,301,537
  At Home Corp. Series A*...............     27,700        4,362,750
  AT&T Corp.............................     54,151        4,321,927
  AT&T Corp. -- Liberty Media Group Cl.
    A*..................................     59,020        3,105,927
  Cigna Corp............................     38,500        3,226,781
  Cisco Systems, Inc.*..................     40,200        4,404,413
  Comcast Corp. Cl. A...................     68,300        4,298,631
  EMC Corp.*............................     34,100        4,356,275
  Flextronics International, Ltd.*......     11,300          576,300
  Forest Laboratories, Inc. Cl. A*......     79,000        4,453,625
  Global Telesystems Group, Inc.*.......     16,600          928,563
  Halliburton Co........................    107,300        4,131,050
  Infinity Broadcasting Corp. Cl. A*....    176,400        4,542,300
  International Paper Co................    100,000        4,218,750
  Kroger Co.*...........................     71,700        4,293,038
  MCI Worldcom, Inc.....................     47,800        4,233,288
  MGM Grand, Inc.*......................     63,600        2,138,550
  Motorola, Inc.........................     58,700        4,299,775
  Nike, Inc. Cl. B......................     60,900        3,513,169
  Pepsi Bottling Group, Inc.*...........    212,200        4,602,088
  Qualcomm, Inc.*.......................     27,400        3,407,875
  Qwest Communications International,
    Inc.*...............................     59,100        4,260,741
  Southwest Airlines....................    138,300        4,183,575
  Sprint Corp. -- PCS Group.............     98,400        4,360,350
  Sun Microsystems, Inc.*...............     35,500        4,435,281
  Time Warner, Inc......................     62,800        4,462,725
  Tyco International, Ltd...............     58,800        4,218,900
  Wal-Mart Stores, Inc..................     46,500        4,286,719

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES        VALUE
--------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
UNITED STATES (CONTINUED)

  Washington Mutual, Inc................     76,900    $   3,143,288
  Williams Cos., Inc....................    109,200        4,313,400
                                                       -------------
                                                         132,526,575
                                                       -------------
TOTAL COMMON STOCK
  (Cost: $200,082,028)..............................     242,024,504
                                                       -------------

                                           PRINCIPAL
                                            AMOUNT
-------------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%
-------------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $   106,000       106,000
  Smithkline Beecham PLC
    5.000%, 04/01/99....................    5,348,000     5,348,000
                                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost: $5,454,000).................................     5,454,000
                                                       ------------
-------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 18.2%
-------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $45,197,000 at
    4.900%, (Agreement dated 03/31/99 to
    be repurchased at $45,203,152 on
    04/01/99; collateralized by
    $45,480,000 FNMA Notes, 5.960% due
    07/23/99 (Value $47,067,606)
    (Cost: $45,197,000).................   45,197,000    45,197,000
                                                       ------------
TOTAL INVESTMENTS -- 118.0%
  (Cost: $250,733,028)............................     292,675,504
LIABILITIES IN EXCESS OF OTHER ASSETS -- (18.0%)..     (44,672,824)
                                                    --------------
NET ASSETS -- 100.0%..............................  $  248,002,680
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         1.7%
Apparel.....................................         1.4
Audio/Video Products........................         0.5
Auto Manufacturers..........................         0.8
Auto Parts & Equipment......................         1.0
Beverages - Non-Alcoholic...................         1.9
Biotechnology...............................         1.7
Broadcasting................................         8.5
Building Materials..........................         0.3
Computer Graphics Software..................         0.5
Computer Software...........................         0.9
Computers...................................         7.8
Distribution/Wholesale......................         1.1
Diversified Financial Services..............        19.4
Drugs/Pharmaceuticals.......................         5.2
Electrical Components & Equipment...........         0.2
Electric....................................         0.4
Electronics.................................         0.6
Engineering & Construction..................         1.7
Electronic Components/Semiconductors........         2.1
Entertainment...............................         0.2
Food........................................         2.7
Insurance...................................         4.2
Internet Software...........................         3.7
Leisure/Gaming..............................         0.9
Machinery - Diversified.....................         0.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Metals......................................         0.2%
Miscellaneous Manufacturing.................         1.7
Money Center Banks..........................         5.1
Oil & Gas Producers.........................         1.8
Oil & Gas Services..........................         1.7
Optical Supplies............................         0.4
Other Commercial Services...................         0.8
Paper & Related Products....................         1.8
Pipelines...................................         1.7
Publishing..................................         1.3
Real Estate.................................         0.7
Regional/Commercial Banks...................         0.4
Retail - Building Products..................         0.5
Retail - Consumer Electronics...............         0.6
Retail - Discount...........................         1.7
Retail - Hypermarkets.......................         0.4
Retail - Miscellaneous/Diversified..........         0.7
Savings & Loans.............................         1.3
Telecommunications Equipment................         8.2
Telecommunications..........................         8.2
Telephone...................................         8.0
Transportation - Marine.....................         0.3
Transportation - Other......................         0.5
Liabilities in Excess of Other Assets.......       (18.0)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; MELISA A. GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager.

  GOAL: The Global Blue Chip Fund seeks to maximize long-term capital appreciation by investing in what we believe to be the strongest investment opportunities in the world.

  MARKET OVERVIEW: Investor optimism that growth for many of the world's economies will remain solid over the long term overpowered concerns regarding deflation and currency contagion. Some of the favorable developments in the 12-month period ending March 31, 1999 included:

  - concerted efforts by central banks around the globe to cut interest rates

  - an enthusiastic pace of merger and acquisition (M&A) activity

  - robust growth with non-existent inflation in the United States

  - the strengthening of the Japanese yen

  These developments helped soothe investor concerns over a global economic slowdown, a currency devaluation in Russia, Japan's prolonged economic slump and continued difficulties in emerging markets.

  In Europe, markets benefited from the prelude to European Monetary Union (EMU) on January 1, 1999, which has led to the convergence of interest rates among countries in the region.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the Global Blue Chip Fund's I shares registered an increase of 39.6% versus 12.7% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: As of March 31, 1999, the fund's holdings were concentrated in the United States and Europe, where stock selection contributed to the fund's outstanding gains. Despite an expected economic slowdown in Europe, we continued to find stocks meeting our investment criteria. We also increased our weighting in Japan during the period. Amid announcements of restructuring among large corporations and increased M&A activity, we identified attractive opportunities on a stock-by-stock basis.

  Technology and telecommunications holdings around the world were among the fund's strongest performers, including Internet leader America Online in the United States, telecommunications powerhouse NTT Mobile Communications in Japan and international data network company Equant in the Netherlands.

  MARKET OUTLOOK: Amid an ever-changing investment landscape, we remain optimistic in our outlook for global investing. The favorable trends of consolidation, restructuring and improving economic conditions create exciting opportunities for our Global Blue Chip Fund.

--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                                 TOTAL RETURN                          SINCE
 1 YEAR                        SINCE INCEPTION                       INCEPTION
 39.55%                         As of 03/31/99                        39.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           GLOBAL BLUE CHIP FUND INSTITUTIONAL SHARES   MSCI WORLD INDEX
9/30/97                                   $250,000.00          $250,000.00
10/97                                     $235,000.00          $236,800.00
11/97                                     $236,200.00          $240,944.00
12/97                                     $247,000.00          $243,835.33
1/98                                      $255,800.00          $250,589.57
2/98                                      $275,000.00          $267,499.35
3/98                                      $296,200.00          $278,761.07
4/98                                      $310,400.00          $281,442.75
5/98                                      $311,200.00          $277,874.06
6/98                                      $325,800.00          $284,431.89
7/98                                      $334,000.00          $283,919.91
8/98                                      $277,000.00          $246,016.60
9/98                                      $286,800.00          $250,321.89
10/98                                     $298,200.00          $272,900.93
11/98                                     $319,686.98          $289,083.95
12/98                                     $361,060.62          $303,162.34
1/99                                      $397,186.86          $309,771.28
2/99                                      $377,610.07          $301,500.39
3/31/99                                   $413,332.67          $314,012.65

This graph compares a $250,000 investment in the Global Blue Chip Fund Institutional Shares with the MSCI World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
COMMON STOCK -- 95.6%
------------------------------------------------------------------
BERMUDA -- 0.4%
  Global Crossing, Ltd.*................       900    $     41,625
                                                      ------------
CANADA -- 0.3%
  Rogers Communications Cl. B*..........     2,000          36,224
                                                      ------------
FINLAND -- 1.5%
  Nokia OYJ--ADR........................     1,000         155,750
                                                      ------------
FRANCE -- 3.8%
  Banque Nationale de Paris.............     1,100          95,716
  Banque Paribas........................       890          99,350
  Michelin (CGDE) Cl. B.................     2,200          98,685
  Vivendi (EX-Generale des Eaux)........       400          98,415
                                                      ------------
                                                           392,166
                                                      ------------
GERMANY -- 4.5%
  Dresdner Bank AG......................     3,500         139,807
  Mannesmann AG.........................     1,000         124,045
  Muenchener Rueckversicher AG..........       500          99,754
  Veba AG...............................     1,900          99,997
                                                      ------------
                                                           463,603
                                                      ------------
IRELAND -- 0.5%
  CRH PLC...............................     3,100          53,514
                                                      ------------
ITALY -- 1.9%
  Mediaset SpA..........................    10,100          94,972
  Telecom Italia SpA....................     9,300          98,795
                                                      ------------
                                                           193,767
                                                      ------------
JAPAN -- 10.5%
  Advantest Corp........................     1,100          84,058
  Bank of Tokyo-Mitsubishi, Ltd.........     7,000          96,462
  Fujitsu, Ltd..........................     6,000          96,361
  Honda Motor Co., Ltd..................     2,000          90,349
  Nomura Securities Co., Ltd............    10,000         104,703
  NTT Mobile Communications.............         2          98,793
  Ryohin Keikaku Co., Ltd...............       800         126,995
  Shohkoh Fund & Co., Ltd...............       240         121,591
  Softbank Corp.........................     1,400         156,987
  Sony Corp.............................     1,300         120,198
                                                      ------------
                                                         1,096,497
                                                      ------------
MEXICO -- 1.3%
  Grupo Carso Global Telecom S.A........    26,000         134,694
                                                      ------------
NETHERLANDS -- 5.6%
  ASM Lithography Holding N.V.*.........     3,500         157,500
  Equant N.V.*..........................     2,200         165,550
  Koninklijke Ahold N.V.................     2,100          80,483
  Royal Dutch Petroleum Co..............     2,000         104,000
  Wolters Kluwer N.V....................       400          72,548
                                                      ------------
                                                           580,081
                                                      ------------

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------
NEW ZEALAND -- 0.6%
  Telecom Of New Zealand................    13,800    $     67,119
                                                      ------------
SPAIN -- 2.0%
  Banco Santander S.A...................     4,900         100,510
  Telefonica S.A.--ADR..................       804         102,711
                                                      ------------
                                                           203,221
                                                      ------------
SWITZERLAND -- 1.5%
  Roche Holding AG......................         7          85,363
  United Bank Switzerland AG............       240          75,398
                                                      ------------
                                                           160,761
                                                      ------------
UNITED KINGDOM -- 9.8%
  Barclays PLC..........................     2,400          69,002
  British Telecom PLC...................     8,200         133,830
  Cable & Wireless Communications
    PLC*................................     4,500          51,032
  Colt Telecom Group PLC*...............     3,500          63,055
  Dixons Group PLC......................     6,400         135,654
  Emap PLC..............................     2,700          52,870
  GKN PLC...............................     3,800          57,786
  Lloyds TSB Group PLC..................     4,500          68,067
  Sema Group PLC........................     5,300          59,848
  Smithkline Beecham PLC................     4,800          69,235
  Telewest Communications PLC*..........    15,900          68,981
  Vodafone Group PLC....................    10,326         191,864
                                                      ------------
                                                         1,021,224
                                                      ------------
UNITED STATES -- 51.4%
  America Online, Inc...................     1,300         189,800
  American Express Co...................     1,200         141,000
  American International Group..........     1,300         156,812
  Amgen, Inc.*..........................     2,000         149,750
  AT&T Corp.............................     2,014         160,742
  CBS Corp.*............................     3,000         122,812
  Charles Schwab Corp...................     1,000          96,125
  Conexant Systems, Inc.*...............     7,000         193,812
  EMC Corp.*............................     1,000         127,750
  Enron Corp............................     2,000         128,500
  FDX Corp..............................     1,000          92,812
  Forest Laboratories, Inc. Cl. A*......     3,000         169,125
  Fox Entertainment Group, Inc. Cl.
    A*..................................     6,000         162,750
  Home Depot, Inc.......................     2,000         124,500
  Intuit, Inc.*.........................     1,500         152,625
  McDonald's Corp.......................     2,100          95,156
  MCI Worldcom, Inc.*...................     2,000         177,125
  Mirage Resorts, Inc.*.................     7,500         159,375
  Montana Power Co......................     2,500         183,906
  Morgan Stanley Dean Witter Discover &
    Co..................................     1,000          99,937
  Motorola, Inc.........................     1,200          87,900
  Nike, Inc. Cl. B......................     3,000         173,063
  Qualcomm, Inc.*.......................     1,300         161,688
  Qwest Communications International,
    Inc.................................     2,400         173,025
  Schlumberger, Ltd.....................     3,000         180,563
  Smurfit-Stone Container Corp.*........     5,000          96,562
  Southwest Airlines....................     5,900         178,475

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND

                                           NUMBER
                                          OF SHARES      VALUE
------------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
UNITED STATES (CONTINUED)

  Sprint Corp. -- PCS Group*............     3,500    $    155,094
  Sun Microsystems, Inc.*...............     1,500         187,406
  Teradyne, Inc.*.......................     3,000         163,688
  Texas Instruments, Inc................     2,000         198,500
  Time Warner, Inc......................     1,500         106,594
  Veritas Software Corp.*...............     1,500         121,125
  Wal-Mart Stores, Inc..................     2,000         184,375
  Washington Mutual, Inc................     2,500         102,188
  Williams Cos., Inc....................     5,000         197,500
                                                      ------------
                                                         5,352,160
                                                      ------------
TOTAL COMMON STOCK
  (Cost: $8,401,353)...............................      9,952,406
                                                      ------------

TOTAL INVESTMENTS -- 95.6%
  (Cost: $8,401,353)..............................       9,952,406
OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.4%.....         461,166
                                                    --------------
NET ASSETS -- 100.0%..............................  $   10,413,572
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         1.7%
Apparel.....................................         1.7
Applications Software.......................         1.5
Audio/Video Products........................         1.2
Auto Manufacturers..........................         0.9
Auto Parts & Equipment......................         1.5
Biotechnology...............................         1.4
Broadcasting................................         5.7
Building Materials..........................         0.5
Computer Software...........................         1.7
Computers...................................         7.1
Distribution/Wholesale......................         1.5
Diversified Financial Services..............         5.4
Drugs/Pharmaceuticals.......................         3.1
Electric....................................         2.7
Electronics.................................         2.4
Electronic Components/Semiconductors........         3.8
Food........................................         0.8
Insurance...................................         2.5
Internet Software...........................         1.8
Leisure/Gaming..............................         1.5

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Machinery - Diversified.....................         1.2%
Money Center Banks..........................         7.1
Oil & Gas Producers.........................         1.0
Oil & Gas Services..........................         1.7
Other Commercial Services...................         0.9
Packaging & Containers......................         0.9
Pipelines...................................         3.1
Publishing..................................         1.2
Retail - Building Products..................         1.2
Retail - Consumer Electronics...............         1.3
Retail - Discount...........................         1.8
Retail - Miscellaneous/Diversified..........         1.2
Retail - Restaurants........................         0.9
Savings & Loans.............................         1.0
Telecommunications Equipment................         3.9
Telecommunications..........................         8.1
Telephone...................................         7.8
Transportation - Air Freight................         0.9
Other Assets in Excess of Liabilities.......         4.4
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LARRY SPEIDELL, CFA, Partner, Director of Global/Systematic Portfolio Management and Research; LORETTA J. MORRIS, Partner, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; MELISA GRIGOLITE, Portfolio Manager; JOHN TRIBOLET, Portfolio Manager; MALCOM S. DAY, CFA, Portfolio Manager.

  GOAL: The Global Growth & Income Fund seeks to deliver total return consisting of long-term capital appreciation and current income from a diversified portfolio of US and international stocks and fixed income securities.

  MARKET OVERVIEW: Worldwide investing presented exciting opportunities in the 12-month period ending March 31, 1999. Investor optimism that growth for many of the world's economies would remain solid over the long term overpowered concerns regarding deflation and currency contagion. Some of the favorable developments in period included:

  - concerted efforts by central banks around the globe to cut interest rates

  - an enthusiastic pace of merger and acquisition activity

  - robust growth with non-existent inflation in the United States

  - the strengthening of the Japanese yen

  These developments helped soothe investor concerns over a global economic slowdown, a currency devaluation in Russia, Japan's prolonged economic slump and difficulties in emerging markets. In Europe, markets benefited from the prelude to European Monetary Union (EMU) on January 1, 1999, which has led to the convergence of interest rates.

  PERFORMANCE: For the 12-month period ending March 31, 1999, the Global Growth & Income Fund's I shares posted an increase of 13.1% versus 12.7% for its benchmark, the MSCI World Index.

  PORTFOLIO SPECIFICS: Stock selection and overweighting in the United States versus the benchmark contributed to the fund's outperformance in the period. Stock selection and our overweighting among technology stocks versus the benchmark positively impacted returns. We held stocks such as Internet leader America Online and wireless communications supplier Qualcomm in the United States, Internet/software company Softbank in Japan and telecommunications leader Nokia in Finland. Financial services stocks, especially those that were hit hard by their exposure to Russia, select countries in Asia and Latin America negatively impacted returns. We reduced our weighting in financial services on a stock-by-stock basis.

  MARKET OUTLOOK: We remain optimistic in our outlook for global investing as we continue to unearth exciting opportunities on a stock-by-stock basis. Favorable themes such as increased international trade, deregulation, restructuring and consolidation among companies worldwide all bode well for our Global Growth and Income Fund.

--------------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL GROWTH & INCOME FUND INSTITUTIONAL SHARES WITH THE MSCI WORLD INDEX.

                                 TOTAL RETURN                          SINCE
 1 YEAR                        SINCE INCEPTION                       INCEPTION
 13.13%                         As of 03/31/99                        28.04%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             GLOBAL GROWTH &
               INCOME FUND        MSCI WORLD
           INSTITUTIONAL SHARES      INDEX
6/30/97             $250,000.00    $250,000.00
7/97                $286,200.00    $261,475.00
8/97                $285,000.00    $243,930.03
9/97                $318,200.00    $257,151.03
10/97               $298,200.00    $243,573.46
11/97               $304,209.44    $247,836.00
12/97               $311,683.44    $250,810.03
1/98                $314,057.27    $257,757.47
2/98                $325,926.40    $275,150.94
3/98                $340,620.39    $286,734.79
4/98                $346,830.86    $289,493.18
5/98                $344,394.44    $285,822.41
6/98                $354,921.78    $292,567.82
7/98                $361,302.73    $292,041.20
8/98                $303,343.75    $253,053.70
9/98                $311,071.61    $257,482.14
10/98               $319,880.28    $280,707.02
11/98               $335,735.87    $297,352.95
12/98               $355,716.41    $311,834.04
1/99                $370,874.78    $318,632.02
2/99                $359,506.00    $310,124.55
3/31/99             $385,350.69    $322,994.72

This graph compares a $250,000 investment in the Global Growth & Income Fund Institutional Shares with the MSCI World Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") World Index consists of more than 1,400 securities listed on exchanges in the United States, Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
GLOBAL GROWTH & INCOME FUND

                                            NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
COMMON STOCK -- 74.8%
------------------------------------------------------------------
FINLAND -- 1.7%
  Nokia OYJ -- ADR......................        600    $    93,450
                                                       -----------
FRANCE -- 3.5%
  Banque Nationale de Paris.............        600         52,209
  Banque Paribas........................        470         52,466
  Bouygues..............................        200         55,491
  Societe Television Francaise 1........        200         37,548
                                                       -----------
                                                           197,714
                                                       -----------
GERMANY -- 1.6%
  Muenchener Rueckversicher AG..........        200         39,902
  Veba AG...............................        900         47,367
                                                       -----------
                                                            87,269
                                                       -----------
GREECE -- 0.5%
  National Bank Of Greece S.A...........        420         28,395
                                                       -----------
ITALY -- 1.6%
  Mediaset SpA..........................      4,600         43,255
  Telecom Italia SpA....................      4,300         45,679
                                                       -----------
                                                            88,934
                                                       -----------
JAPAN -- 7.2%
  Able, Inc.............................      1,000         29,553
  Bank of Tokyo-Mitsubishi, Ltd.........      3,000         41,341
  Nomura Securities Co., Ltd............      5,000         52,352
  Ryohin Keikaku Co., Ltd...............        400         63,497
  Shohkoh Fund & Co., Ltd...............        110         55,729
  Softbank Corp.........................        600         67,280
  Sony Corp. -- ADR.....................      1,000         91,312
                                                       -----------
                                                           401,064
                                                       -----------
MEXICO -- 0.7%
  Corparcion Interamericana de
    Entretenmiento S.A. Cl. B*..........     12,632         37,395
                                                       -----------
NETHERLANDS -- 4.6%
  ASM Lithography Holding N.V.*.........      2,000         90,000
  Equant N.V.*..........................      1,000         75,250
  Koninklijke Ahold N.V.................      1,200         45,990
  Royal Dutch Petroleum Co..............        900         46,800
                                                       -----------
                                                           258,040
                                                       -----------
NEW ZEALAND -- 0.9%
  Sky City, Ltd.*.......................      2,400          5,504
  Telecom Of New Zealand................      9,000         43,773
                                                       -----------
                                                            49,277
                                                       -----------
SINGAPORE -- 0.7%
  Rothmans Industries...................      8,000         41,192
                                                       -----------

                                            NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
SPAIN -- 1.8%
  Banco Santander S.A...................      2,300    $    47,178
  Telefonica S.A. -- ADR................        402         51,355
                                                       -----------
                                                            98,533
                                                       -----------
SWEDEN -- 1.7%
  LM Erriccson Telephone Co. --ADR......      4,000         95,250
                                                       -----------
SWITZERLAND -- 1.4%
  Roche Holding AG......................          3         36,584
  United Bank Switzerland AG............        130         40,840
                                                       -----------
                                                            77,424
                                                       -----------
UNITED KINGDOM -- 4.4%
  Barclays PLC..........................      1,100         31,626
  British Telecom PLC...................      3,800         62,019
  GKN PLC...............................      1,500         22,810
  Lloyds TSB Group PLC..................      2,600         39,328
  Vodafone Group PLC....................      5,000         92,904
                                                       -----------
                                                           248,687
                                                       -----------
UNITED STATES -- 42.5%
  America Online, Inc...................        300         43,800
  American Express Co...................        900        105,750
  American International Group..........        800         96,500
  AT&T Corp.............................        700         55,869
  Coors (Adolph) Cl. B..................      1,500         81,000
  Electronic Data Systems...............        800         38,950
  EMC Corp.*............................        900        114,975
  Enron Corp............................      1,800        115,650
  Ford Motor Co.........................      1,700         96,475
  Forest Laboratories, Inc. Cl. A*......      2,000        112,750
  International Business Machines
    Corp................................        600        106,350
  Kroger Co.*...........................      1,500         89,812
  MCI Worldcom, Inc.*...................      1,100         97,419
  Mirage Resorts, Inc.*.................      3,800         80,750
  Montana Power Co......................      1,500        110,344
  Morgan Stanley Dean Witter
    Discover & Co.......................      1,000        101,060
  Motorola, Inc.........................        600         43,950
  PECO Energy Co........................      2,000         92,500
  Qualcomm, Inc.*.......................      1,000        124,375
  Schering-Plough Corp..................      1,200         66,375
  Smurfit-Stone Container Corp.*........      4,000         77,250
  Southwest Airlines....................      2,700         81,675
  Sun Microsystems, Inc.*...............        800         99,950
  TJX Cos., Inc.........................      1,800         61,200
  Wal-Mart Stores, Inc..................      1,000         92,187
  Washington Mutual, Inc................      2,000         81,750
  Williams Cos., Inc....................      2,700        106,650
                                                       -----------
                                                         2,375,316
                                                       -----------
TOTAL COMMON STOCK
  (Cost: $3,638,386)................................     4,177,940
                                                       -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                            NUMBER
                                          OF SHARES       VALUE
------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.9%
------------------------------------------------------------------
GERMANY -- 0.9%
  Fielmann AG...........................      1,400    $    49,877
                                                       -----------
UNITED STATES -- 2.0%
  Houston Industries, Inc. (convertible)
    7.000% (ACES).......................        450         54,225
  Morgan Stanley Dean Witter Discover &
    Co. (convertible) 6.000% (PERQS)....        500         56,312
                                                       -----------
                                                           110,537
                                                       -----------
TOTAL PREFERRED STOCK
  (Cost: $121,374)..................................       160,414
                                                       -----------
                                          PRINCIPAL
                                            AMOUNT
------------------------------------------------------------------
CORPORATE BONDS -- 14.9%
------------------------------------------------------------------
UNITED STATES -- 14.9%
  America Online, Inc. (convertible)
    4.000%, 11/15/02....................   $  7,000         78,365
  Ameritech Capital Funding
    6.150%, 01/15/08....................    100,000        100,875
  APP Global Finance, Ltd. (convertible)
    144A
    2.000%, 07/25/00....................    120,000        103,650
  Costco Cos., Inc.
    0.000%, 08/19/17....................    110,000        117,975
  General Electric Capital Corp.
    8.625%, 06/15/08....................    185,000        217,838
  Home Depot, Inc. (convertible)
    3.250%, 10/01/01....................     30,000         83,362
  U.S. West Captial Funding, Inc.
    6.375%, 07/15/08....................     75,000         76,313
  Waste Management, Inc. (convertible)
    4.000%, 02/01/02....................     46,000         53,935
                                                       -----------
                                                           728,663
                                                       -----------
TOTAL CORPORATE BONDS
  (Cost: $717,440)..................................       832,313
                                                       -----------
                                          PRINCIPAL
                                            AMOUNT        VALUE
------------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 1.6%
------------------------------------------------------------------
UNITED KINGDOM -- 1.6%
  KFW International Finance, Inc.
    7.250%, 07/23/07
    (Cost: $92,680).....................   $ 50,000    $    91,233
                                                       -----------
------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.5%
------------------------------------------------------------------
U.S. TREASURY NOTES -- 1.5%
  6.500%, 10/15/06
    (Cost: $87,400).....................     80,000         85,225
                                                       -----------
------------------------------------------------------------------
AGENCY OBLIGATIONS -- 1.8%
------------------------------------------------------------------
UNITED STATES -- 1.8%
  Federal National Mortgage Association
    6.000%, 05/15/08
    (Cost: $102,750)....................    100,000        101,111
                                                       -----------
------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 1.0%
------------------------------------------------------------------
NEW ZEALAND -- 1.0%
  Federal National Mortgage Association
    7.250%, 06/20/02
    (Cost: $52,510).....................    100,000         55,697
                                                       -----------

TOTAL INVESTMENTS -- 98.5%
  (Cost: $4,812,540)..............................       5,503,933
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5%.....          85,525
                                                    --------------
NET ASSETS -- 100.0%..............................  $    5,589,458
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

GLOBAL GROWTH & INCOME FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         1.5%
Audio/Video Products........................         1.6
Auto Manufacturers..........................         1.7
Auto Parts & Equipment......................         0.4
Beverages - Alcoholic.......................         1.4
Broadcasting................................         1.4
Computers...................................         9.4
Distribution/Wholesale......................         1.2
Diversified Financial Services..............        18.4
Drugs/Pharmaceuticals.......................         3.9
Electric....................................         5.4
Engineering & Construction..................         1.0
Entertainment...............................         0.7
Environmental Control.......................         1.0
Food........................................         2.4
Insurance...................................         2.4
Internet Software...........................         2.2
Leisure/Gaming..............................         1.5
Money Center Banks..........................         5.5
Oil & Gas Producers.........................         0.8%

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Packaging & Containers......................         1.4
Paper & Related Products....................         1.9
Pipelines...................................         4.0
Real Estate.................................         0.5
Regional/Commercial Banks...................         0.5
Retail - Building Products..................         1.5
Retail - Discount...........................         2.7
Retail - Hypermarkets.......................         2.1
Retail - Miscellaneous/Diversified..........         1.1
Retail - Vision Service Center..............         0.9
Savings & Loans.............................         1.5
Telecommunications Equipment................         6.4
Telecommunications..........................         2.4
Telephone...................................         5.6
Tobacco.....................................         0.7
U.S. Treasury Bonds.........................         1.5
Other Assets in Excess of Liabilities.......         1.5
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------

  MANAGEMENT TEAM: CATHERINE SOMHEGYI, Partner, Chief Investment Officer, Global Equity Management; LORETTA J. MORRIS, Partner, Portfolio Manager; ESWAR MENON, Portfolio Manager; ALEX MUROMCEW, Portfolio Manager; AARON HARRIS, Portfolio Manager.

  GOAL: The Global Technology Fund seeks to maximize long-term capital appreciation by investing primarily in common and preferred stocks, warrants and convertible securities of technology-related companies worldwide.

  MARKET OVERVIEW: The 12-month period ending March 31, 1999 marked spectacular gains for technology stocks around the globe. Advances in various industries within the sector, including the Internet, personal computers, semiconductors, as well as software and hardware fueled a buying frenzy among investors.

  In the United States, technology stocks soared amid investor optimism for these stocks' long-term growth. Tech stocks were at the forefront of the US market's record-breaking ascent in 1998 and the first quarter of 1999.

  Although a significant number of recent top performers were US-based firms, the dramatic growth among tech stocks spans the globe. Some of the world's leading technology companies are based in Europe and Japan.

  PERFORMANCE: Since its inception on August 1, 1999, the Global Technology Fund's I shares registered a gain of 257.2% versus 40.6% for the Lipper Science & Technology Funds Average and 48.6% for the Merrill Lynch Global Technology 100 Index.

  PORTFOLIO SPECIFICS: The fund's outstanding gains were attributable to stock selection, especially in the United States. One of the fund's best-performing holdings was America Online (AOL), the world's leading online network service provider. AOL users spent $1.2 billion in online shopping during the holidays last year, with sales of $36 million on Dec. 17 alone. The recent AOL/Netscape combination brings AOL's Internet market share to 58%.

  Another strong contributor to the fund's performance was Verisign, a leading Internet security provider. Verisign certifies the identity of parties transacting business on the web. It has close to an 85% market share and continues to build marketing and distribution partnerships to increase service and systems integration worldwide.

  MARKET OUTLOOK: We remain optimistic in our long-term outlook for technology worldwide in light of the following factors:

  - projected robust spending for information technology

  - the brisk pace of merger and acquisition activities, which will spur increased competition

  - exciting growth opportunities created by the Internet in the United States and around the globe

--------------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN GLOBAL TECHNOLOGY FUND INSTITUTIONAL SHARES WITH THE MERRILL LYNCH GLOBAL TECHNOLOGY 100 INDEX.

                                  TOTAL RETURN
                                SINCE INCEPTION
                                    257.20%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            GLOBAL TECHNOLOGY      MERRILL LYNCH
           FUND INSTITUTIONAL    GLOBAL TECHNOLOGY
                 SHARES              100 INDEX
7/31/98                250,000              250,000
8/31/98                205,800              193,360
9/30/98                236,000              225,106
10/31/98               244,000              248,224
11/30/98               361,400              281,916
12/31/98               454,200              333,884
1/31/99                638,200              379,446
2/28/99                668,000              335,656
3/31/99                893,000              371,607

This graph compares a $250,000 investment in the Global Technology Fund Institutional Shares with the Merrill Lynch Global Technology 100 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Fund.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a five-year period. Total return results may have been lower had there been no waiver or deferral.

The Merrill Lynch Global Technology 100 Index is an equally weighted unmanaged Index containing the 100 largest market capitalizations in the global technology sector.

Index returns reflect the reinvestment of income, dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's share price is expected to be more volatile than that of a United States only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1999
------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------
COMMON STOCK -- 96.7%
-----------------------------------------------------------------
AUSTRALIA -- 0.9%
  AAPT, Ltd.*...........................      76,000  $   225,572
                                                      -----------
CANADA -- 1.7%
  GST Telecommunications, Inc.*.........      17,400      190,312
  Research In Motion, Ltd.*.............      20,800      216,909
                                                      -----------
                                                          407,221
                                                      -----------
FINLAND -- 2.3%
  Nokia OYJ -- ADR......................       3,600      560,700
                                                      -----------
FRANCE -- 1.0%
  Canal Plus............................         800      234,486
                                                      -----------
GERMANY -- 3.1%
  Aixtron...............................         550      117,567
  Mannesmann AG.........................       3,300      409,347
  Primacom AG...........................       6,400      214,190
                                                      -----------
                                                          741,104
                                                      -----------
ISRAEL -- 0.8%
  Gilat Satellite Networks, Ltd.*.......       3,100      186,000
                                                      -----------
ITALY -- 0.9%
  Class Editori SpA*....................      26,000      230,729
                                                      -----------
JAPAN -- 2.9%
  Almedio, Inc..........................       6,000      112,978
  Fuji Soft ABC, Inc....................       3,540      231,656
  Hikari Tsushin, Inc...................       1,400      247,065
  Sony Chemicals Corp...................       2,000      101,326
                                                      -----------
                                                          693,025
                                                      -----------
NETHERLANDS -- 4.5%
  ASM Lithography Holding N.V.*.........       7,700      346,500
  Equant N.V.*..........................       4,200      316,050
  STMicroelectronics N.V.*..............       3,500      339,938
  United Pan-Europe Communications*.....       1,900       74,459
                                                      -----------
                                                        1,076,947
                                                      -----------
SINGAPORE -- 2.8%
  Datacraft Asia, Ltd...................      98,000      229,320
  MMI Holding, Ltd......................     340,000      208,506
  Natsteel Electronics, Ltd.............       6,000       16,384
  Venture Manufacturing, Ltd............      49,000      221,118
                                                      -----------
                                                          675,328
                                                      -----------
SOUTH AFRICA -- 0.3%
  Dimension Data Holdings, Ltd.*........      19,000       84,171
                                                      -----------
UNITED KINGDOM -- 10.8%
  ARM Holdings PLC*.....................      12,500      544,830
  British Telecom PLC -- ADR............       1,400      229,862
  Colt Telecom Group PLC* 144A..........      19,900      358,512
  Dixons Group PLC......................      20,800      440,875
  Sema Group PLC........................      18,100      204,387

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Telewest Communications PLC*..........      77,200  $   334,929
  Vodafone Group PLC....................      25,800      479,382
                                                      -----------
                                                        2,592,777
                                                      -----------
UNITED STATES -- 64.7%
  Advance Paradigm, Inc.*...............       2,100      132,694
  Airtouch Communications, Inc.*........       2,300      222,237
  Allergan, Inc.........................         800       70,300
  Amazon.Com, Inc.*.....................       4,300      740,406
  America Online, Inc...................       3,900      569,400
  Amgen, Inc.*..........................       2,200      164,725
  Ascend Communications, Inc.*..........       2,600      217,587
  At Home Corp. Series A*...............       2,200      346,500
  AT&T Corp.............................       5,325      425,002
  Autobytel.com, Inc.*..................       2,800      117,250
  Autoweb.com, Inc.*....................       5,000      178,125
  Aware, Inc.*..........................       2,500      117,500
  Big Flower Holdings, Inc.*............       4,500      140,062
  Biogen, Inc.*.........................       1,100      125,744
  Broadcast.com, Inc.*..................       2,800      330,925
  Carrier Access Corp.*.................       2,000      154,625
  Cisco Systems, Inc.*..................       2,500      273,906
  CMGI, Inc.*...........................         900      164,756
  Concentric Network Corp.*.............       3,000      224,250
  Critical Path, Inc.*..................       7,000      539,000
  Doubleclick, Inc.*....................       1,250      227,578
  E*trade Group, Inc.*..................       5,200      303,225
  Earthlink Network, Inc.*..............       1,500       90,000
  EarthWeb, Inc.*.......................       4,200      230,212
  EMC Corp.*............................       1,500      191,625
  Exodus Communications, Inc.*..........       1,700      228,650
  Fatbrain.com, Inc.*...................       6,000      137,250
  Flextronics International, Ltd.*......       5,400      275,400
  Forest Laboratories, Inc. Cl. A*......       3,700      208,587
  Globix Corp.*.........................       4,300      160,444
  Go2net, Inc.*.........................       1,200      159,150
  HI/FN, Inc.*..........................       6,200      232,500
  I2 Technologies, Inc.*................       5,000      132,969
  Infoseek Corp.*.......................       1,400      103,600
  Infospace.com, Inc.*..................       2,500      221,406
  InterVU, Inc.*........................       6,000      266,250
  Intuit, Inc.*.........................         700       71,225
  iVillage, Inc.*.......................       2,000      201,000
  Lycos, Inc.*..........................       1,400      120,487
  MCI Worldcom, Inc.*...................       1,800      159,412
  Medimmune, Inc.*......................       1,700      100,619
  Microsoft Corp.*......................       3,600      322,650
  Mindspring Enterprises, Inc.*.........         700       60,244
  MiningCo.com, Inc.*...................       3,000      268,500
  Motorola, Inc.........................       7,400      542,050
  Net.B@nk, Inc.*.......................       2,900      197,200
  Network Appliance, Inc.*..............       1,000       50,625
  New ERA Of Networks, Inc.*............       3,100      210,025
  Novell, Inc.*.........................       2,900       73,044
  Omega Research, Inc.*.................       8,500       90,844
  OneMain.com, Inc.*....................       6,500      235,625

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND

                                            NUMBER
                                          OF SHARES      VALUE
-----------------------------------------------------------------

COMMON STOCK (Continued)
---------------------------------------------------------
UNITED STATES (CONTINUED)

  Osteotech, Inc.*......................       5,600  $   192,500
  Pacific Gateway Exchange, Inc.*.......       3,700      122,794
  Priceline.com, Inc.*..................       3,500      290,062
  Qualcomm, Inc.*.......................       5,500      684,063
  Qwest Communications International,
    Inc.*...............................       2,400      173,025
  RealNetworks, Inc.*...................       2,200      268,813
  RF Micro Devices, Inc.*...............       1,000       95,688
  RoweCom, Inc.*........................       5,200      226,850
  Sabre Group Holdings, Inc.*...........       2,900      131,588
  Safeguard Scientifics, Inc.*..........       3,000      203,438
  Sanmina Corp.*........................       1,800      114,750
  Sportsline USA, Inc.*.................       2,300      104,937
  Terayon Corp.*........................       1,400       56,000
  Texas Instruments, Inc................       1,000       99,250
  USWeb Corp.*..........................       4,800      198,000
  Verio, Inc.*..........................       3,000      138,375
  VeriSign, Inc.*.......................       1,200      184,800
  Veritas Software Corp.*...............       1,600      129,200
  Wave Systems Corp. Cl. A*.............       8,300      228,250
  Webtrends Corp.*......................       5,500      267,438
  Xilinx, Inc.*.........................       2,600      105,463
  Yahoo!, Inc.*.........................       2,300      387,263
  Zoran Corp.*..........................       3,600       58,950
                                                      -----------
                                                       15,588,887
                                                      -----------
TOTAL COMMON STOCK
  (Cost: $18,940,284)...............................   23,296,947
                                                      -----------

                                          PRINCIPAL
                                            AMOUNT
-----------------------------------------------------------------
COMMERCIAL PAPER -- 19.8%
-----------------------------------------------------------------
  Associates First Capital Corp.
    5.000%, 04/01/99....................  $1,175,000  $ 1,175,000
  Central Illinois Public Utilities
    5.030%, 04/01/99....................   3,588,000    3,588,000
                                                      -----------
TOTAL COMMERCIAL PAPER
  (Cost: $4,763,000)................................    4,763,000
                                                      -----------
-----------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.5%
-----------------------------------------------------------------
  J.P. Morgan & Co., Inc. $2,062,000 at
    4.900%, (Agreement dated 03/31/99 to
    be repurchased at $2,062,281 on
    04/01/99; collateralized by
    $2,100,000 FNMA Notes, 5.340% due on
    01/24/02 (Value $2,124,105))
    (Cost: $2,062,000)..................   2,062,000    2,062,000
                                                      -----------

TOTAL INVESTMENTS -- 125.0%
  (Cost: $25,765,284).............................      30,121,947
LIABILITIES IN EXCESS OF OTHER ASSETS --
  (25.0%).........................................      (6,027,539)
                                                    --------------
NET ASSETS -- 100.0%..............................  $   24,094,408
                                                    --------------
                                                    --------------
---------------

* Non-income producing securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1999
------------------------------------------------------------------------

GLOBAL TECHNOLOGY FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         0.9%
Applications Software.......................         3.2
Audio/Video Products........................         0.4
Biotechnology...............................         1.2
Broadcasting................................         3.3
Communications Software.....................         0.9
Computer Software...........................         3.7
Computers...................................         9.3
Diversified Financial Services..............        14.7
Drugs/Pharmaceuticals.......................         2.1
Electric....................................        14.9
Electronics.................................         2.1
Electronic Components/Semiconductors........         8.1
Internet Software...........................        22.3
Leisure/Gaming..............................         0.5
Machinery - Diversified.....................         1.7

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Medical Supplies/Equipment..................         0.8%
Network Software............................         0.3
Other Consumer Services.....................         1.1
Other Commercial Services...................         0.8
Publishing..................................         1.5
Retail - Other..............................         0.9
Retail - Consumer Electronics...............         1.8
Retail - Internet...........................         4.8
Savings & Loans.............................         0.8
Telecommunications Equipment................        11.1
Telecommunications..........................         8.4
Telephone...................................         3.4
Liabilities in Excess of Other Assets.......       (25.0)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

Nicholas-Applegate Mutual Funds
(renamed Pilgrim Mutual Funds)
Financial Highlights
For an Institutional share outstanding during the period indicated

                                                                               DISTRIBUTIONS FROM:
                                                                           ----------------------------
                           NET ASSET         NET          NET REALIZED         NET            NET         NET ASSET
                             VALUE,       INVESTMENT     AND UNREALIZED    INVESTMENT       REALIZED        VALUE,
                           BEGINNING    INCOME (LOSS)    GAINS (LOSSES)      INCOME      CAPITAL GAINS      ENDING
--------------------------------------------------------------------------------------------------------------------
                                                  US EQUITY FUNDS
LARGE CAP GROWTH
  For the year ended
    3/31/99                  $16.50         $ 0.01            $10.53          $   --         $ (0.15)       $26.89
  For the year ended
    3/31/98                   13.00          (0.02)             7.55              --           (4.03)        16.50
  12/27/96 (commenced) to
    3/31/97                   12.50             --              0.50              --              --         13.00
VALUE
  For the year ended
    3/31/99                  $21.90         $ 0.13            $ 0.80          $(0.12)        $ (1.81)       $20.90
  For the year ended
    3/31/98                   15.06             --              8.27              --           (1.43)        21.90
  4/30/96 (commenced) to
    3/31/97                   12.50           1.50              3.11           (1.44)          (0.61)        15.06
MID CAP GROWTH
  For the year ended
    3/31/99                  $17.16         $(0.10)           $ 2.76          $   --         $ (0.65)       $19.17
  For the year ended
    3/31/98                   15.39          (0.07)             6.00              --           (4.16)        17.16
  For the year ended
    3/31/97                   16.26          (0.08)             0.49              --           (1.28)        15.39
  For the year ended
    3/31/96                   12.62          (0.03)             4.47              --           (0.80)        16.26
  For the year ended
    3/31/95                   12.68          (0.01)             0.38              --           (0.43)        12.62
SMALL CAP GROWTH
  For the year ended
    3/31/99                  $14.17         $(0.14)           $ 0.17          $   --         $ (0.67)       $13.53
  For the year ended
    3/31/98                   11.06          (0.03)             5.10              --           (1.96)        14.17
  For the year ended
    3/31/97                   15.10          (0.08)            (0.31)             --           (3.65)        11.06
  For the year ended
    3/31/96                   11.58          (0.11)             4.45              --           (0.82)        15.10
  For the year ended
    3/31/95                   11.38          (0.05)             0.95              --           (0.70)        11.58
MINI CAP GROWTH
  For the year ended
    3/31/99                  $25.05         $(0.42)           $(3.05)         $   --         $ (1.34)       $20.24
  For the year ended
    3/31/98                   15.94          (0.17)            10.93              --           (1.65)        25.05
  For the year ended
    3/31/97                   15.85          (0.17)             0.84              --           (0.58)        15.94
  7/12/95 (commenced) to
    3/31/96                   12.50          (0.05)             3.40              --              --         15.85
CONVERTIBLE
  For the year ended
    3/31/99                  $18.64         $ 0.50            $ 3.11          $(0.54)        $ (0.18)       $21.53
  For the year ended
    3/31/98                   14.97           0.47              4.20           (0.47)          (0.53)        18.64
  For the year ended
    3/31/97                   14.45           0.51              1.51           (0.52)          (0.98)        14.97
  For the year ended
    3/31/96                   11.86           0.53              2.59           (0.53)             --         14.45
  For the year ended
    3/31/95                   13.39           0.54             (0.85)          (0.54)          (0.68)        11.86
                                               US FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the year ended
    3/31/99                  $13.10         $ 0.83            $(0.05)         $(0.78)        $ (0.39)       $12.71
  For the year ended
    3/31/98                   12.54           0.84              0.70           (0.84)          (0.14)        13.10
  For the year ended
    3/31/97                   12.72           0.79             (0.17)          (0.80)             --         12.54
  8/31/95 (commenced) to
    3/31/96                   12.50           0.45              0.47           (0.44)          (0.26)        12.72
HIGH YIELD BOND
  For the year ended
    3/31/99                  $13.46         $ 1.25            $(1.06)         $(1.28)        $    --        $12.37
  For the year ended
    3/31/98                   13.20           1.11              2.02           (1.15)          (1.72)        13.46
  7/31/96 (commenced) to
    3/31/97                   12.50           0.74              0.95           (0.73)          (0.26)        13.20
SHORT INTERMEDIATE
  For the year ended
    3/31/99                  $12.76         $ 0.79            $(0.04)         $(0.79)        $    --        $12.72
  For the year ended
    3/31/98                   12.66           0.83              0.10           (0.83)             --         12.76
  For the year ended
    3/31/97                   12.79           0.79             (0.13)          (0.79)             --         12.66
  8/31/95 (commenced) to
    3/31/96                   12.50           0.37              0.29           (0.37)             --         12.79
                                             INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the year ended
    3/31/99                  $18.55         $   --            $ 1.18          $   --         $    --        $19.73
  For the year ended
    3/31/98                   14.13          (0.02)             5.12              --           (0.68)        18.55
  12/27/96 (commenced) to
    3/31/97                   12.50             --              1.63              --              --         14.13
INTERNATIONAL SMALL CAP
  GROWTH
  For the year ended
    3/31/99                  $18.45         $ 0.03            $ 3.22          $   --         $ (0.58)       $21.12
  For the year ended
    3/31/98                   17.02          (0.13)             5.50              --           (3.94)        18.45
  For the year ended
    3/31/97                   15.05             --              2.28           (0.08)          (0.23)        17.02
  For the year ended
    3/31/96                   13.09           0.06              2.02           (0.12)             --         15.05
  For the year ended
    3/31/95                   13.47           0.02             (0.22)          (0.06)          (0.12)        13.09
EMERGING COUNTRIES
  For the year ended
    3/31/99                  $17.15         $(0.01)           $(3.63)         $   --         $ (0.07)       $13.44
  For the year ended
    3/31/98                   17.45           0.09              1.23              --           (1.62)        17.15
  For the year ended
    3/31/97                   14.02          (0.06)             3.67           (0.05)          (0.13)        17.45
  For the year ended
    3/31/96                   10.91             --              3.16           (0.05)             --         14.02
  11/28/94 (commenced) to
    3/31/95                   12.50           0.08             (1.66)          (0.01)             --         10.91
GREATER CHINA
  For the year ended
    3/31/99                  $14.14         $ 0.24            $(3.98)         $(0.46)        $    --        $ 9.94
  12/31/97 (commenced) to
    3/31/98                   12.50           0.02              1.62              --              --         14.14
LATIN AMERICA
  For the year ended
    3/31/99                  $13.92         $ 0.06            $(2.27)         $(0.15)        $    --        $11.56
  11/28/97 (commenced) to
    3/31/98                   12.50           0.15              1.27              --              --         13.92
PACIFIC RIM
  For the year ended
    3/31/99                  $12.66         $(0.07)           $(0.26)         $   --         $    --        $12.33
  12/31/97 (commenced) to
    3/31/98                   12.50           0.02              0.14              --              --         12.66
                                                GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the year ended
    3/31/99                  $17.90         $ 0.67            $ 5.16          $(0.64)        $ (0.83)       $22.26
  For the year ended
    3/31/98                   14.21           0.25              4.56              --           (1.12)        17.90
  For the year ended
    3/31/97                   15.42          (0.12)             2.08              --           (3.17)        14.21
  For the year ended
    3/31/96                   13.06           0.06              2.58           (0.28)             --         15.42
  For the year ended
    3/31/95                   13.15          (0.01)            (0.04)          (0.04)             --         13.06
GLOBAL BLUE CHIP
  For the year ended
    3/31/99                  $14.81         $(0.05)           $ 5.86          $   --         $ (0.14)       $20.48
  9/30/97 (commenced) to
    3/31/98                   12.50             --              2.31              --              --         14.81
GLOBAL GROWTH & INCOME
  For the year ended
    3/31/99                  $14.25         $ 0.22            $ 1.55          $(0.13)        $ (0.68)       $15.21
  6/30/97 (commenced) to
    3/31/98                   12.50           0.34              3.86           (0.34)          (2.11)        14.25
GLOBAL TECHNOLOGY
  7/31/98 (commenced) to
    3/31/99                  $12.50         $(0.05)           $32.19          $   --         $    --        $44.64

------------------------------------------------

(1)  Total returns are not annualized for periods of less than one year.
(2) Ratios are annualized for periods of less than one year. Expense reimbursements reflect voluntary reductions to total expenses, as discussed in the notes to financial statements. Such amounts would decrease net investment income (loss) ratios had such reductions not occurred.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                                   RATIOS TO AVERAGE NET ASSETS (2)
                                        ------------------------------------------------------    FUND'S
                                             NET                                                 PORTFOLIO  NET ASSETS,
                             TOTAL       INVESTMENT       TOTAL         EXPENSE         NET      TURNOVER      ENDING
                           RETURN (1)   INCOME (LOSS)    EXPENSES    REIMBURSEMENTS   EXPENSES     RATE      (IN 000S)
------------------------------------------------------------------------------------------------------------------------
                                                    US EQUITY FUNDS
LARGE CAP GROWTH
  For the year ended
    3/31/99                    64.28%         (0.01%)       1.63%           (0.65%)      0.98%       253%     $  5,940
  For the year ended
    3/31/98                    63.32%         (0.17%)       3.67%           (2.66%)      1.01%       306%        2,556
  12/27/96 (commenced) to
    3/31/97                     4.00%         (0.06%)       4.99%           (3.99%)      1.00%       321%        1,293
VALUE
  For the year ended
    3/31/99                     4.43%          0.87%        2.11%           (1.12%)      0.99%       147%     $ 15,322
  For the year ended
    3/31/98                    57.78%          2.33%        2.46%           (1.45%)      1.01%        55%       10,260
  4/30/96 (commenced) to
    3/31/97                    26.77%          1.64%        3.34%           (2.34%)      1.00%       139%        3,062
MID CAP GROWTH
  For the year ended
    3/31/99                    16.09%         (0.44%)       1.04%           (0.08%)      0.96%       154%     $165,014
  For the year ended
    3/31/98                    42.49%         (0.72%)       1.19%           (0.22%)      0.97%       200%      169,412
  For the year ended
    3/31/97                     1.74%         (0.45%)       1.02%           (0.02%)      1.00%       153%      156,443
  For the year ended
    3/31/96                    35.81%         (0.32%)       1.06%           (0.08%)      0.98%       114%      149,969
  For the year ended
    3/31/95                     3.30%         (0.06%)       1.07%           (0.08%)      0.99%        98%       72,826
SMALL CAP GROWTH
  For the year ended
    3/31/99                     1.03%         (0.71%)       1.35%           (0.10%)      1.25%        90%     $213,149
  For the year ended
    3/31/98                    47.38%         (1.16%)       1.44%           (0.25%)      1.19%        92%      257,599
  For the year ended
    3/31/97                    (5.66%)        (0.72%)       1.26%           (0.09%)      1.17%       113%      167,230
  For the year ended
    3/31/96                    38.27%         (0.62%)       1.20%           (0.04%)      1.16%       130%      224,077
  For the year ended
    3/31/95                     8.69%         (0.58%)       1.24%           (0.06%)      1.18%       100%      206,696
MINI CAP GROWTH
  For the year ended
    3/31/99                   (13.78%)        (1.18%)       1.70%           (0.11%)      1.59%       115%     $ 53,593
  For the year ended
    3/31/98                    68.89%         (2.51%)       1.83%           (0.26%)      1.57%       113%       82,122
  For the year ended
    3/31/97                     3.90%         (1.08%)       1.99%           (0.43%)      1.56%       164%       28,712
  7/12/95 (commenced) to
    3/31/96                    26.80%         (0.98%)       2.46%           (0.91%)      1.55%       107%       25,237
CONVERTIBLE
  For the year ended
    3/31/99                    19.93%          2.67%        1.07%           (0.11%)      0.96%       138%     $ 88,590
  For the year ended
    3/31/98                    31.78%          6.25%        1.20%           (0.23%)      0.97%       160%       80,084
  For the year ended
    3/31/97                    14.37%          3.43%        1.37%           (0.37%)      1.00%       167%       18,344
  For the year ended
    3/31/96                    26.69%          3.88%        1.53%           (0.53%)      1.00%       145%       17,239
  For the year ended
    3/31/95                    (2.02%)         4.28%        1.48%           (0.48%)      1.00%       126%       12,506
                                                 US FIXED INCOME FUNDS
HIGH QUALITY BOND
  For the year ended
    3/31/99                     6.14%          6.41%        1.15%           (0.72%)      0.43%       274%     $ 15,735
  For the year ended
    3/31/98                    12.60%         12.80%        1.64%           (1.18%)      0.46%       407%       15,759
  For the year ended
    3/31/97                     4.98%          6.12%        3.74%           (3.29%)      0.45%       190%       15,865
  8/31/95 (commenced) to
    3/31/96                     5.49%          6.39%        6.45%           (6.00%)      0.45%        60%        4,413
HIGH YIELD BOND
  For the year ended
    3/31/99                     1.69%          9.79%        1.09%           (0.41%)      0.68%       242%     $ 11,319
  For the year ended
    3/31/98                    25.49%          8.28%        2.66%           (1.90%)      0.76%       484%       10,771
  7/31/96 (commenced) to
    3/31/97                    13.90%          8.47%        1.95%           (1.20%)      0.75%       465%        4,608
SHORT INTERMEDIATE
  For the year ended
    3/31/99                     6.02%          6.11%        1.34%           (1.00%)      0.34%       104%     $ 18,467
  For the year ended
    3/31/98                     7.50%         13.03%        1.51%           (1.15%)      0.36%       197%       13,535
  For the year ended
    3/31/97                     5.30%          6.18%        2.86%           (2.51%)      0.35%       132%        5,364
  8/31/95 (commenced) to
    3/31/96                     5.33%          5.81%        3.17%           (2.82%)      0.35%       114%        4,726
                                               INTERNATIONAL EQUITY FUNDS
INTERNATIONAL CORE GROWTH
  For the year ended
    3/31/99                     6.43%         (0.01%)       1.59%           (0.24%)      1.35%       214%     $107,890
  For the year ended
    3/31/98                    36.91%         (0.12%)       1.92%           (0.51%)      1.41%       274%       32,305
  12/27/96 (commenced) to
    3/31/97                    13.04%          0.43%        3.14%           (1.74%)      1.40%        76%        4,593
INTERNATIONAL SMALL CAP
  GROWTH
  For the year ended
    3/31/99                    17.97%         (0.30%)       1.53%           (0.15%)      1.38%       146%     $ 69,077
  For the year ended
    3/31/98                    37.02%         (0.91%)       1.94%           (0.53%)      1.41%       198%       42,851
  For the year ended
    3/31/97                    15.25%         (0.38%)       1.68%           (0.28%)      1.40%       206%       48,505
  For the year ended
    3/31/96                    15.99%          0.34%        2.44%           (1.04%)      1.40%       141%       20,245
  For the year ended
    3/31/95                    (1.54%)         0.19%        1.92%           (0.52%)      1.40%        75%       16,924
EMERGING COUNTRIES
  For the year ended
    3/31/99                   (21.22%)         0.11%        1.97%           (0.30%)      1.67%       213%     $140,318
  For the year ended
    3/31/98                     8.77%          1.15%        2.02%           (0.36%)      1.66%       243%       88,063
  For the year ended
    3/31/97                    25.48%         (0.52%)       1.87%           (0.22%)      1.65%       176%       56,918
  For the year ended
    3/31/96                    29.06%          0.29%        3.59%           (1.94%)      1.65%       118%        6,878
  11/28/94 (commenced) to
    3/31/95                   (12.64%)         1.73%        2.14%           (0.49%)      1.65%        61%        2,021
GREATER CHINA
  For the year ended
    3/31/99                   (26.79%)         1.02%       13.38%          (11.99%)      1.39%       178%     $  1,385
  12/31/97 (commenced) to
    3/31/98                    13.12%          0.57%        4.70%           (3.30%)      1.40%        34%        1,192
LATIN AMERICA
  For the year ended
    3/31/99                   (15.78%)         0.95%       14.61%          (12.97%)      1.64%       575%     $  1,774
  11/28/97 (commenced) to
    3/31/98                    11.14%          3.33%        5.20%           (3.55%)      1.65%       188%        1,184
PACIFIC RIM
  For the year ended
    3/31/99                    (2.69%)        (0.67%)      14.68%          (13.11%)      1.57%       450%     $  1,099
  12/31/97 (commenced) to
    3/31/98                     1.28%          0.74%        4.50%           (3.10%)      1.40%        86%        1,197
                                                  GLOBAL EQUITY FUNDS
WORLDWIDE GROWTH
  For the year ended
    3/31/99                    34.28%          0.19%        1.51%           (0.17%)      1.34%       247%     $ 74,523
  For the year ended
    3/31/98                    35.08%         (0.31%)       1.87%           (0.51%)      1.36%       202%       11,686
  For the year ended
    3/31/97                    13.18%         (0.43%)       3.05%           (1.70%)      1.35%       182%        2,656
  For the year ended
    3/31/96                    20.37%          0.20%        2.60%           (1.25%)      1.35%       132%        3,613
  For the year ended
    3/31/95                    (0.34%)         0.05%        2.50%           (1.15%)      1.35%        99%        4,087
GLOBAL BLUE CHIP
  For the year ended
    3/31/99                    39.55%         (0.31%)       3.14%           (1.81%)      1.33%       419%     $ 10,414
  9/30/97 (commenced) to
    3/31/98                    18.48%         (0.06%)       2.14%           (0.94%)      1.20%       238%        7,320
GLOBAL GROWTH & INCOME
  For the year ended
    3/31/99                    13.13%          1.64%        4.37%           (2.96%)      1.41%       328%     $  5,589
  6/30/97 (commenced) to
    3/31/98                    36.25%          7.13%        2.45%           (1.09%)      1.36%       413%        6,065
GLOBAL TECHNOLOGY
  7/31/98 (commenced) to
    3/31/99                   257.20%         (0.84%)       4.12%           (2.69%)      1.43%       254%     $ 24,094

------------------------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999

                            LARGE CAP                  MID CAP      SMALL CAP     MINI CAP
                             GROWTH        VALUE        GROWTH        GROWTH       GROWTH
ASSETS
Investments, at value*     $52,467,911  $19,818,453  $445,357,154  $505,043,007  $54,652,200
Foreign currencies, at
  value**                           --           --            --            --           --
Cash                             1,216        5,249         2,609            --           --
Receivables:
  Investment securities
    sold                     2,321,837    1,432,644     3,315,149     6,412,276      827,390
  Capital shares sold          905,860        4,873       651,447       477,408       44,927
  Dividends                     33,827       15,853        57,322        77,449          943
  Interest                          --           --            --            --           --
  Securities lending             6,082          254        82,303       105,924       10,589
  From investment advisor           --           --            --            --           --
Unrealized gain on
  forward currency
  contracts                         --           --            --            --           --
Other assets                     5,743       35,687        27,774        29,820        3,764
                           -----------  -----------  ------------  ------------  -----------
    Total assets            55,742,476   21,313,013   449,493,758   512,145,884   55,539,813
                           -----------  -----------  ------------  ------------  -----------
LIABILITIES
Payables:
  Bank overdraft                    --           --            --     1,078,258    1,221,727
  Investments purchased      4,109,915    5,958,973    12,954,207     1,889,321      532,350
  Capital shares
    purchased                  258,086        7,432     1,392,976     1,989,366       48,143
  Dividends                         --           --            --            --           --
  To investment advisor          3,315          237       288,476       494,825       17,539
Other Liabilities               34,173       24,012       383,616       272,957      127,014
                           -----------  -----------  ------------  ------------  -----------
    Total Liabilities        4,405,489    5,990,654    15,019,275     5,724,727    1,946,773
                           -----------  -----------  ------------  ------------  -----------
NET ASSETS                 $51,336,987  $15,322,359  $434,474,483  $506,421,157  $53,593,040
                           -----------  -----------  ------------  ------------  -----------

   * Investments, at cost  $41,319,071  $18,296,029  $324,558,478  $341,234,228  $40,366,953
                           -----------  -----------  ------------  ------------  -----------
  ** Foreign currencies,
    at cost                $        --  $        --  $         --  $         --  $        --
                           -----------  -----------  ------------  ------------  -----------
NET ASSETS CONSIST OF:
Paid-in capital            $35,215,061  $13,032,442  $295,914,552  $361,772,159  $38,571,510
Undistributed net
  investment income
  (loss)                      (225,010)      44,685   (21,862,409)  (36,692,610)  (2,148,020)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 5,198,096      722,808    39,623,664    17,532,829    2,884,303
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies     11,148,840    1,522,424   120,798,676   163,808,779   14,285,247
                           -----------  -----------  ------------  ------------  -----------
Net assets applicable to
  all shares outstanding   $51,336,987  $15,322,359  $434,474,483  $506,421,157  $53,593,040
                           -----------  -----------  ------------  ------------  -----------
Net Assets of
  Institutional Shares     $ 5,940,332  $15,322,359  $165,014,106  $213,149,377  $53,593,040
                           -----------  -----------  ------------  ------------  -----------
Institutional Shares
  outstanding                  220,880      733,167     8,609,811    15,758,852    2,648,524
                           -----------  -----------  ------------  ------------  -----------
Net Asset Value --
  Institutional Share      $     26.89  $     20.90  $      19.17  $      13.53  $     20.24
                           -----------  -----------  ------------  ------------  -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                         HIGH QUALITY     HIGH YIELD         SHORT       INTERNATIONAL     INTERNATIONAL
                           CONVERTIBLE       BOND            BOND        INTERMEDIATE     CORE GROWTH    SMALL CAP GROWTH
ASSETS
Investments, at value*     $320,944,611   $33,576,389    $  99,255,436    $18,248,480    $165,049,326       $159,616,811
Foreign currencies, at
  value**                            --       276,299               --             --       1,679,661            228,100
Cash                              2,199        17,135               --         15,117              --                845
Receivables:
  Investment securities
    sold                             --       609,941               --             --       3,508,346          3,120,438
  Capital shares sold         1,281,801     2,444,873          586,812             --       1,115,767            752,084
  Dividends                      73,877            --               --             --         260,306            270,233
  Interest                    1,151,421       447,628        2,221,628        163,372              --                 --
  Securities lending              4,403            --               --             --           4,125              2,187
  From investment advisor            --        32,617           21,285         13,629              --                 --
Unrealized gain on
  forward currency
  contracts                          --        32,559               --             --              --                 --
Other assets                     22,167        61,113            1,925         39,749          25,291             96,685
                           ------------  -------------   -------------   -------------   -------------   -----------------
    Total assets            323,480,479    37,498,554      102,087,086     18,480,347     171,642,822        164,087,383
                           ------------  -------------   -------------   -------------   -------------   -----------------
LIABILITIES
Payables:
  Bank overdraft                     --            --          392,992             --         200,064                 --
  Investments purchased       4,312,902       772,573        1,729,910             --       6,986,127          4,887,995
  Capital shares
    purchased                   911,544       103,993          340,690             --       2,032,367          2,366,712
  Dividends                          --            --            1,022             --              --                 --
  To investment advisor              --            --               --             --          71,205             55,662
Other Liabilities               448,387        56,665          225,362         13,054         135,457            160,223
                           ------------  -------------   -------------   -------------   -------------   -----------------
    Total Liabilities         5,672,833       933,231        2,689,976         13,054       9,425,220          7,470,592
                           ------------  -------------   -------------   -------------   -------------   -----------------
NET ASSETS                 $317,807,646   $36,565,323    $  99,397,110    $18,467,293    $162,217,602       $156,616,791
                           ------------  -------------   -------------   -------------   -------------   -----------------

   * Investments, at cost  $255,301,643   $33,856,874    $ 101,806,960    $18,164,498    $142,531,342       $124,437,612
                           ------------  -------------   -------------   -------------   -------------   -----------------
  ** Foreign currencies,
    at cost                $         --   $   276,299    $          --    $        --    $  1,698,958       $    228,084
                           ------------  -------------   -------------   -------------   -------------   -----------------
NET ASSETS CONSIST OF:
Paid-in capital            $229,802,929   $36,735,960    $ 104,908,272    $18,519,755    $142,906,577       $117,700,756
Undistributed net
  investment income
  (loss)                        (27,873)       59,206         (251,717)        (2,869)       (647,924)        (1,982,021)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 22,389,741        14,629       (2,707,921)      (133,575)     (2,547,323)         5,723,148
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies      65,642,849      (244,472)      (2,551,524)        83,982      22,506,272         35,174,908
                           ------------  -------------   -------------   -------------   -------------   -----------------
Net assets applicable to
  all shares outstanding   $317,807,646   $36,565,323    $  99,397,110    $18,467,293    $162,217,602       $156,616,791
                           ------------  -------------   -------------   -------------   -------------   -----------------
Net Assets of
  Institutional Shares     $ 88,590,428   $15,735,326    $  11,318,609    $18,467,293    $107,889,510       $ 69,076,882
                           ------------  -------------   -------------   -------------   -------------   -----------------
Institutional Shares
  outstanding                 4,114,722     1,238,466          915,322      1,451,431       5,467,086          3,270,846
                           ------------  -------------   -------------   -------------   -------------   -----------------
Net Asset Value --
  Institutional Share      $      21.53   $     12.71    $       12.37    $     12.72    $      19.73       $      21.12
                           ------------  -------------   -------------   -------------   -------------   -----------------


                             COUNTRIES         CHINA
ASSETS
Investments, at value*     $  274,114,010   $  1,267,892
Foreign currencies, at
  value**                       3,244,895         33,091
Cash                            1,137,328         44,433
Receivables:
  Investment securities
    sold                       12,483,932          3,879
  Capital shares sold             646,199             15
  Dividends                       640,577          3,424
  Interest                         54,195             --
  Securities lending               16,413             --
  From investment advisor              --         38,509
Unrealized gain on
  forward currency
  contracts                            --             --
Other assets                       31,562         15,637
                           --------------   ------------
    Total assets              292,369,111      1,406,880
                           --------------   ------------
LIABILITIES
Payables:
  Bank overdraft                       --             --
  Investments purchased         8,696,700             --
  Capital shares
    purchased                     801,324          1,441
  Dividends                            --             --
  To investment advisor           169,286             --
Other Liabilities                 495,623         20,614
                           --------------   ------------
    Total Liabilities          10,162,933         22,055
                           --------------   ------------
NET ASSETS                 $  282,206,178   $  1,384,825
                           --------------   ------------
   * Investments, at cost  $  228,128,831   $  1,196,197
                           --------------   ------------
  ** Foreign currencies,
    at cost                $    3,246,963   $     33,068
                           --------------   ------------
NET ASSETS CONSIST OF:
Paid-in capital            $  344,316,502   $  1,577,684
Undistributed net
  investment income
  (loss)                       (2,164,624)       (27,458)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                 (105,843,215)      (237,119)
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies        45,897,515         71,718
                           --------------   ------------
Net assets applicable to
  all shares outstanding   $  282,206,178   $  1,384,825
                           --------------   ------------
Net Assets of
  Institutional Shares     $  140,317,891   $  1,384,825
                           --------------   ------------
Institutional Shares
  outstanding                  10,441,062        139,296
                           --------------   ------------
Net Asset Value --
  Institutional Share      $        13.44   $       9.94
                           --------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF ASSETS AND LIABILITIES -- CONTINUED
MARCH 31, 1999

                                                                                             GLOBAL
                              LATIN         PACIFIC        WORLDWIDE         GLOBAL         GROWTH &        GLOBAL
                             AMERICA          RIM            GROWTH         BLUE CHIP        INCOME       TECHNOLOGY
ASSETS
Investments, at value*     $  1,662,753   $  1,008,764   $  292,675,504   $   9,952,406    $ 5,503,933   $ 30,121,947
Foreign currencies, at
  value**                            --         43,376        2,075,966              --             --             --
Cash                             76,470             --            3,530          13,120        212,067         38,061
Receivables:
  Investment securities
    sold                             --         23,318        6,664,708         468,137         28,354      1,816,628
  Capital shares sold             2,575             82        1,259,986          31,687          2,181         84,964
  Dividends                       2,978          3,581          273,215          13,519         10,608          3,993
  Interest                        1,324             --            6,152              --         18,237            281
  Securities lending                 --             11           20,612             457            235             --
  From investment advisor        47,012         59,846               --          43,458         58,169         11,018
Unrealized gain on
  forward currency
  contracts                          --             --               --              --          3,017             --
Other assets                     13,536         14,145           44,288           3,597          3,092             54
                           ------------   ------------   --------------   -------------   ------------   ------------
    Total assets              1,806,648      1,153,123      303,023,961      10,526,381      5,839,893     32,076,946
                           ------------   ------------   --------------   -------------   ------------   ------------
LIABILITIES
Payables:
  Bank overdraft                     --         16,343               --              --             --             --
  Investments purchased              --          4,053       53,428,329          83,719        191,411      7,958,979
  Capital shares
    purchased                    15,201          9,773        1,286,440           3,712             12             --
  To investment advisor              --             --          106,376              --             --             --
Other Liabilities                17,118         24,090          200,136          25,378         59,012         23,559
                           ------------   ------------   --------------   -------------   ------------   ------------
    Total Liabilities            32,319         54,259       55,021,281         112,809        250,435      7,982,538
                           ------------   ------------   --------------   -------------   ------------   ------------
NET ASSETS                 $  1,774,329   $  1,098,864   $  248,002,680   $  10,413,572    $ 5,589,458   $ 24,094,408
                           ------------   ------------   --------------   -------------   ------------   ------------

   * Investments, at cost  $  1,376,876   $    864,479   $  250,733,028   $   8,401,353    $ 4,812,540   $ 25,765,284
                           ------------   ------------   --------------   -------------   ------------   ------------
  ** Foreign currencies,
    at cost                $         --   $     43,865   $    2,075,952   $          --    $        --   $         --
                           ------------   ------------   --------------   -------------   ------------   ------------
NET ASSETS CONSIST OF:
Paid-in capital            $  1,747,822   $  1,119,801   $  186,212,979   $   6,628,441    $ 4,758,817   $ 16,117,258
Undistributed net
  investment income
  (loss)                          8,719         (4,660)      (7,189,744)        (26,611)        32,609        (25,089)
Accumulated net realized
  gain (loss) on
  investments and foreign
  currencies                   (267,785)      (160,052)      27,122,956       2,259,970        101,877      3,644,794
Net unrealized
  appreciation
  (depreciation) of
  investments and of
  other assets and
  liabilities denominated
  in foreign currencies         285,573        143,775       41,856,489       1,551,772        696,155      4,357,445
                           ------------   ------------   --------------   -------------   ------------   ------------
Net assets applicable to
  all shares outstanding   $  1,774,329   $  1,098,864   $  248,002,680   $  10,413,572    $ 5,589,458   $ 24,094,408
                           ------------   ------------   --------------   -------------   ------------   ------------
Net Assets of
  Institutional Shares     $  1,774,329   $  1,098,864   $   74,523,153   $  10,413,572    $ 5,589,458   $ 24,094,408
                           ------------   ------------   --------------   -------------   ------------   ------------
Institutional Shares
  outstanding                   153,436         89,125        3,347,918         508,495        367,455        539,689
                           ------------   ------------   --------------   -------------   ------------   ------------
Net Asset Value --
  Institutional Share      $      11.56   $      12.33   $        22.26   $       20.48    $     15.21   $      44.64
                           ------------   ------------   --------------   -------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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                                                                              99

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1999

                            LARGE CAP                   MID CAP       SMALL CAP      MINI CAP
                              GROWTH        VALUE        GROWTH        GROWTH         GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $    88,826   $  162,916   $   600,518   $  1,186,130   $     54,437
Interest                        91,130        9,284       484,431        385,506        115,959
Securities lending              48,659        4,382     1,036,944      1,291,855        129,508
                           ------------  -----------  ------------  -------------  -------------
  Total Income                 228,615      176,582     2,121,893      2,863,491        299,904
                           ------------  -----------  ------------  -------------  -------------
EXPENSES
Advisory fee                   178,627       70,871     3,049,230      5,334,833        921,377
Accounting and
  administration fees           95,257       76,724       546,605        656,416        135,218
Custodian fees                  21,063       12,360        53,515         47,117         27,516
Transfer agent fees and
  expenses                      34,932        6,472       467,821        595,466         38,733
Distribution and
  shareholder servicing
  fees                         142,925        9,421     2,075,413      2,534,830             --
Administrative services         19,606        3,929       305,145        404,865         25,049
Professional fees               18,724       10,291       231,642        287,926         30,082
Shareholder reporting            5,111        2,542        23,813         22,868            652
Registration fees               49,256       22,380        48,494         87,994         29,166
Trustees' fees and
  expenses                         270          515        34,006         54,131          1,307
Interest and credit
  facility fee                   1,336        2,812        40,120        450,220         28,154
Insurance                          301          127         5,414          7,095          1,024
Miscellaneous                   11,689        4,517        56,413         98,464         12,310
                           ------------  -----------  ------------  -------------  -------------
  Total Expenses               579,097      222,961     6,937,631     10,582,225      1,250,588
Expenses reimbursed           (154,098 )   (116,404 )    (301,613 )     (518,164 )      (83,434 )
                           ------------  -----------  ------------  -------------  -------------
  Net Expenses                 424,999      106,557     6,636,018     10,064,061      1,167,154
                           ------------  -----------  ------------  -------------  -------------
NET INVESTMENT INCOME
  (LOSS)                      (196,384 )     70,025    (4,514,125 )   (7,200,570 )     (867,250 )
                           ------------  -----------  ------------  -------------  -------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 5,409,155    1,416,016    47,761,620     86,043,833      5,442,273
  Foreign currency
    transactions                    --           --            --             --             --
                           ------------  -----------  ------------  -------------  -------------
    Net realized gain
      (loss)                 5,409,155    1,416,016    47,761,620     86,043,833      5,442,273
                           ------------  -----------  ------------  -------------  -------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                9,499,395     (833,831 )   8,536,297    (93,770,559 )  (12,989,539 )
  Other assets and
    liabilities
    denominated in
    foreign currencies              --           --            --             --             --
                           ------------  -----------  ------------  -------------  -------------
    Net unrealized
      appreciation
      (depreciation)         9,499,395     (833,831 )   8,536,297    (93,770,559 )  (12,989,539 )
                           ------------  -----------  ------------  -------------  -------------
NET GAIN (LOSS) ON
  INVESTMENTS               14,908,550      582,185    56,297,917     (7,726,726 )   (7,547,266 )
                           ------------  -----------  ------------  -------------  -------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $14,712,166   $  652,210   $51,783,792   $(14,927,296 ) $ (8,414,516 )
                           ------------  -----------  ------------  -------------  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                         HIGH QUALITY     HIGH YIELD         SHORT       INTERNATIONAL      INTERNATIONAL
                           CONVERTIBLE       BOND            BOND        INTERMEDIATE     CORE GROWTH     SMALL CAP GROWTH
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $ 3,782,442     $  115,650    $    305,770      $  65,479     $  1,034,114        $    746,291
Interest                     5,736,177      1,715,145       7,924,233        889,414          362,746             472,518
Securities lending             105,947             --              --             --           41,295              52,931
                           ------------  -------------   -------------   -------------   --------------   -----------------
  Total Income               9,624,566      1,830,795       8,230,003        954,893        1,438,155           1,271,740
                           ------------  -------------   -------------   -------------   --------------   -----------------
EXPENSES
Advisory fee                 1,997,038        124,514         466,926         44,439        1,061,288           1,149,529
Accounting and
  administration fees          386,381         90,504         113,645         81,415          173,481             183,409
Custodian fees                  37,058         25,448          16,542          9,915          239,497             200,220
Transfer agent fees and
  expenses                     276,626         25,041          55,799          7,549           79,193              89,085
Distribution and
  shareholder servicing
  fees                       1,505,314         52,773         558,242             --          248,904             325,037
Administrative services        241,779         16,102          46,319          4,260           48,776              61,224
Professional fees              157,249          4,619          39,929         13,630           64,493              57,055
Shareholder reporting           66,319         27,433          97,053          1,944           20,270              14,023
Registration fees               41,995         43,712          44,673         19,729           35,343              52,542
Trustees' fees and
  expenses                      12,587            328           1,154            139              999               1,037
Interest and credit
  facility fee                  11,059            281           6,001            219            3,782               1,894
Insurance                        3,565            384           1,068            197            1,435               1,530
Miscellaneous                   43,212         37,339          12,742         15,764           25,062              28,547
                           ------------  -------------   -------------   -------------   --------------   -----------------
  Total Expenses             4,780,182        448,478       1,460,093        199,200        2,002,523           2,165,132
Expenses reimbursed           (318,025 )     (232,922)       (318,323)      (149,179)        (253,811)           (168,199)
                           ------------  -------------   -------------   -------------   --------------   -----------------
  Net Expenses               4,462,157        215,556       1,141,770         50,021        1,748,712           1,996,933
                           ------------  -------------   -------------   -------------   --------------   -----------------
NET INVESTMENT INCOME
  (LOSS)                     5,162,409      1,615,239       7,088,233        904,872         (310,557)           (725,193)
                           ------------  -------------   -------------   -------------   --------------   -----------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                25,488,999        656,976      (2,958,000)       (39,072)         793,552           8,536,211
  Foreign currency
    transactions               (33,135 )     (326,116)             --             --       (1,322,452)           (310,687)
                           ------------  -------------   -------------   -------------   --------------   -----------------
    Net realized gain
      (loss)                25,455,864        330,860      (2,958,000)       (39,072)        (528,900)          8,225,524
                           ------------  -------------   -------------   -------------   --------------   -----------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments               19,262,546       (431,343)     (2,908,667)       (23,068)      13,541,108          14,384,412
  Other assets and
    liabilities
    denominated in
    foreign currencies            (119 )       58,948              --             --          (28,814)            (26,496)
                           ------------  -------------   -------------   -------------   --------------   -----------------
    Net unrealized
      appreciation
      (depreciation)        19,262,427       (372,395)     (2,908,667)       (23,068)      13,512,294          14,357,916
                           ------------  -------------   -------------   -------------   --------------   -----------------
NET GAIN (LOSS) ON
  INVESTMENTS               44,718,291        (41,535)     (5,866,667)       (62,140)      12,983,394          22,583,440
                           ------------  -------------   -------------   -------------   --------------   -----------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $49,880,700     $1,573,704    $  1,221,566      $ 842,732     $ 12,672,837        $ 21,858,247
                           ------------  -------------   -------------   -------------   --------------   -----------------

                              EMERGING         GREATER
                              COUNTRIES         CHINA
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   4,191,769     $   17,779
Interest                         797,757          4,546
Securities lending               356,077             --
                           ---------------   ------------
  Total Income                 5,345,603         22,325
                           ---------------   ------------
EXPENSES
Advisory fee                   3,476,180          9,285
Accounting and
  administration fees            384,714         62,642
Custodian fees                   940,358         26,018
Transfer agent fees and
  expenses                       251,494            470
Distribution and
  shareholder servicing
  fees                           867,645             --
Administrative services          164,760            334
Professional fees                180,178          7,224
Shareholder reporting             78,110            169
Registration fees                 80,376         15,153
Trustees' fees and
  expenses                        16,070             24
Interest and credit
  facility fee                    99,031             43
Insurance                          3,720             13
Miscellaneous                     64,151          2,824
                           ---------------   ------------
  Total Expenses               6,606,787        124,199
Expenses reimbursed             (816,718)      (111,312)
                           ---------------   ------------
  Net Expenses                 5,790,069         12,887
                           ---------------   ------------
NET INVESTMENT INCOME
  (LOSS)                        (444,466)         9,438
                           ---------------   ------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 (82,042,109)      (264,905)
  Foreign currency
    transactions              (1,781,198)        (9,107)
                           ---------------   ------------
    Net realized gain
      (loss)                 (83,823,307)      (274,012)
                           ---------------   ------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                 10,604,952        (30,852)
  Other assets and
    liabilities
    denominated in
    foreign currencies           (87,082)           427
                           ---------------   ------------
    Net unrealized
      appreciation
      (depreciation)          10,517,870        (30,425)
                           ---------------   ------------
NET GAIN (LOSS) ON
  INVESTMENTS                (73,305,437)      (304,437)
                           ---------------   ------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $ (73,749,903)    $ (294,999)
                           ---------------   ------------

------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF OPERATIONS -- CONTINUED
YEAR ENDED MARCH 31, 1999

                                                                                            GLOBAL
                              LATIN         PACIFIC       WORLDWIDE         GLOBAL         GROWTH &         GLOBAL
                             AMERICA          RIM           GROWTH         BLUE CHIP        INCOME      TECHNOLOGY(1)
INVESTMENT INCOME
Dividends, net of foreign
  taxes                    $   21,350     $     8,976   $  1,324,136     $    72,213      $   72,875      $     5,021
Interest                        2,702              63        326,825           1,730          89,017           12,433
Securities lending                942              82        190,621           8,249           3,970               --
                           ------------   -----------   --------------   -------------   ------------   --------------
  Total Income                 24,994           9,121      1,841,582          82,192         165,862           17,454
                           ------------   -----------   --------------   -------------   ------------   --------------
EXPENSES
Advisory fee                   12,038          10,116      1,472,492          64,474          46,259           29,783
Accounting and
  administration fees          68,362          67,118        224,190          78,337          71,645           35,651
Custodian fees                 35,539          38,981        198,979          57,444          51,315           27,759
Transfer agent fees and
  expenses                        492             509        175,204           4,106           2,969            1,181
Distribution and
  shareholder servicing
  fees                             --              --      1,107,696              --              --               --
Administrative services           368             336        137,648           2,653           1,889               --
Professional fees               8,429           7,368         95,641          24,567          16,587            6,491
Shareholder reporting             171             229         15,667             352             653              378
Registration fees              12,655          18,657         57,552           7,590          38,942            5,580
Trustees' fees and
  expenses                         75              87          1,776             403             429               78
Interest and credit
  facility fee                     59           1,858         14,192          10,352           3,575              797
Insurance                          12              14          1,908             107              73               29
Miscellaneous                   2,482           3,240         42,555           2,739           3,595           14,969
                           ------------   -----------   --------------   -------------   ------------   --------------
  Total Expenses              140,682         148,513      3,545,500         253,124         237,931          122,696
Expenses reimbursed          (124,861)       (132,636)      (242,660)       (145,902)       (161,466)         (80,153)
                           ------------   -----------   --------------   -------------   ------------   --------------
  Net Expenses                 15,821          15,877      3,302,840         107,222          76,465           42,543
                           ------------   -----------   --------------   -------------   ------------   --------------
NET INVESTMENT INCOME
  (LOSS)                        9,173          (6,756)    (1,461,258)        (25,030)         89,397          (25,089)
                           ------------   -----------   --------------   -------------   ------------   --------------
NET REALIZED AND
  UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain (loss)
  from:
  Securities                 (234,991)        (95,094)    34,678,990       2,475,975         305,065        3,644,686
  Foreign currency
    transactions              (26,421)        (16,041)      (229,650)        (36,009)        (34,886)             108
                           ------------   -----------   --------------   -------------   ------------   --------------
    Net realized gain
      (loss)                 (261,412)       (111,135)    34,449,340       2,439,966         270,179        3,644,794
                           ------------   -----------   --------------   -------------   ------------   --------------
Change in unrealized
  appreciation
  (depreciation) of:
  Investments                 174,077          86,907     12,707,158         380,397         243,783        4,356,663
  Other assets and
    liabilities
    denominated in
    foreign currencies           (275)         (2,910)       (93,137)          2,921           4,136              782
                           ------------   -----------   --------------   -------------   ------------   --------------
    Net unrealized
      appreciation            173,802          83,997     12,614,021         383,318         247,919        4,357,445
                           ------------   -----------   --------------   -------------   ------------   --------------
NET GAIN (LOSS) ON
  INVESTMENTS                 (87,610)        (27,138)    47,063,361       2,823,284         518,098        8,002,239
                           ------------   -----------   --------------   -------------   ------------   --------------
NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS          $  (78,437)    $   (33,894)  $ 45,602,103     $ 2,798,254      $  607,495      $ 7,977,150
                           ------------   -----------   --------------   -------------   ------------   --------------

------------------------------

(1)  Commenced operations on 7/31/98.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

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                                                                             103

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31

                                LARGE CAP GROWTH                 VALUE

                           ------------------------------------------------------
                               1999          1998          1999          1998
                           ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $  (196,384 ) $   (27,991 ) $    70,025   $    78,752
  Net realized gain          5,409,155       459,203     1,416,016       589,196
  Net unrealized
    appreciation
    (depreciation)           9,499,395     1,684,560      (833,831 )   2,119,154
                           ------------  ------------  ------------  ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations            14,712,166     2,115,772       652,210     2,787,102
                           ------------  ------------  ------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class             --          (428 )     (40,798 )     (63,521 )
    Retail and Advisory
      Classes                       --           (15 )     (11,631 )          --
  From net realized gains
    Institutional Class        (21,815 )    (431,887 )    (635,615 )    (619,777 )
    Retail and Advisory
      Classes                 (282,701 )      (5,222 )    (200,829 )          --
                           ------------  ------------  ------------  ------------
    Total distributions       (304,516 )    (437,552 )    (888,873 )    (683,298 )
                           ------------  ------------  ------------  ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      5,703,404     2,299,980    10,293,767     5,455,630
    Retail and Advisory
      Classes               30,222,419     9,214,908     4,019,463            --
  Distributions
    reinvested
    Institutional Class         21,814       108,962       676,413       683,297
    Retail and Advisory
      Classes                  271,035         4,766       196,299            --
  Cost of shares redeemed
    Institutional Class     (4,437,561 )  (1,628,524 )  (5,480,508 )  (1,045,434 )
    Retail and Advisory
      Classes               (7,095,138 )    (727,913 )  (4,406,086 )          --
                           ------------  ------------  ------------  ------------
    Net increase
      (decrease) in net
      assets from share
      transactions          24,685,973     9,272,179     5,299,348     5,093,493
                           ------------  ------------  ------------  ------------
    Net Increase
      (Decrease) in Net
      Assets                39,093,623    10,950,399     5,062,685     7,197,297
NET ASSETS
  Beginning                 12,243,364     1,292,965    10,259,674     3,062,377
                           ------------  ------------  ------------  ------------
  Ending                   $51,336,987   $12,243,364   $15,322,359   $10,259,674
                           ------------  ------------  ------------  ------------
  Undistributed net
    investment income
    (loss), ending         $  (225,010 ) $   (28,626 ) $    44,685   $    27,089
                           ------------  ------------  ------------  ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                251,717       151,871       492,373       284,117
    Distributions
      reinvested                 1,199         7,739        32,288        36,737
    Shares redeemed           (186,940 )    (104,127 )    (259,954 )     (55,733 )
                           ------------  ------------  ------------  ------------
    Net Institutional
      Share Activity            65,976        55,483       264,707       265,121
                           ------------  ------------  ------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------


                           ----------------------------------------------------------------------------------------------
                               1999           1998             1999              1998            1999           1998
                                  MID CAP GROWTH                  SMALL CAP GROWTH                 MINI CAP GROWTH
                           ------------  --------------  ----------------  ----------------  -------------  -------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $ (4,514,125) $  (5,007,955 ) $    (7,200,570 ) $    (8,756,479 ) $   (867,250 ) $   (880,862)
  Net realized gain          47,761,620     71,334,950        86,043,833        52,691,131      5,442,273      5,702,809
  Net unrealized
    appreciation
    (depreciation)            8,536,297     91,335,002       (93,770,559 )     211,279,518    (12,989,539 )   25,834,769
                           ------------  --------------  ----------------  ----------------  -------------  -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             51,783,792    157,661,997       (14,927,296 )     255,214,170     (8,414,516 )   30,656,716
                           ------------  --------------  ----------------  ----------------  -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class              --             --                --                --             --             --
    Retail and Advisory
      Classes                        --             --                --                --             --             --
  From net realized gains
    Institutional Class      (5,782,266)   (32,727,125 )     (10,703,108 )     (32,260,858 )   (4,923,430 )   (5,282,913)
    Retail and Advisory
      Classes               (17,990,295)   (67,287,177 )     (43,475,876 )     (50,682,131 )           --             --
                           ------------  --------------  ----------------  ----------------  -------------  -------------
    Total distributions     (23,772,561)  (100,014,302 )     (54,178,984 )     (82,942,989 )   (4,923,430 )   (5,282,913)
                           ------------  --------------  ----------------  ----------------  -------------  -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      30,558,347     53,115,867        94,831,960       189,400,743     42,216,905     69,138,576
    Retail and Advisory
      Classes               127,574,701    278,016,216       877,323,807     2,054,958,405             --             --
  Distributions
    reinvested
    Institutional Class       5,780,500     32,405,271        10,605,375        30,980,160      4,872,195      4,472,132
    Retail and Advisory
      Classes                 6,525,926     59,509,696        32,265,262        39,987,358             --             --
  Cost of shares redeemed
    Institutional Class     (56,388,475)   (93,209,233 )    (137,276,709 )    (183,086,234 )  (62,280,044 )  (45,574,203)
    Retail and Advisory
      Classes              (193,478,345)  (333,765,072 )  (1,054,513,058 )  (2,053,142,122 )           --             --
                           ------------  --------------  ----------------  ----------------  -------------  -------------
    Net increase
      (decrease) in net
      assets from share
      transactions          (79,427,346)    (3,927,255 )    (176,763,363 )      79,098,310    (15,190,944 )   28,036,505
                           ------------  --------------  ----------------  ----------------  -------------  -------------
    Net Increase
      (Decrease) in Net
      Assets                (51,416,115)    53,720,440      (245,869,643 )     251,369,491    (28,528,890 )   53,410,308
NET ASSETS
  Beginning                 485,890,598    432,170,158       752,290,800       500,921,309     82,121,930     28,711,622
                           ------------  --------------  ----------------  ----------------  -------------  -------------
  Ending                   $434,474,483  $ 485,890,598   $   506,421,157   $   752,290,800   $ 53,593,040   $ 82,121,930
                           ------------  --------------  ----------------  ----------------  -------------  -------------
  Undistributed net
    investment income
    (loss), ending         $(21,862,409) $ (17,348,284 ) $   (36,692,610 ) $   (29,492,040 ) $ (2,148,020 ) $ (1,280,770)
                           ------------  --------------  ----------------  ----------------  -------------  -------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold               1,856,583      3,262,811         7,191,439        14,212,349      2,151,115      3,242,406
    Distributions
      reinvested                345,931      2,167,577           915,910         2,375,782        244,133        202,450
    Shares redeemed          (3,464,165)    (5,721,983 )     (10,528,574 )     (13,528,637 )   (3,025,658 )   (1,966,971)
                           ------------  --------------  ----------------  ----------------  -------------  -------------
    Net Institutional
      Share Activity         (1,261,651)      (291,595 )      (2,421,225 )       3,059,494       (630,410 )    1,477,885
                           ------------  --------------  ----------------  ----------------  -------------  -------------


                                   CONVERTIBLE
                           ----------------------------

                               1999           1998

                           -------------  -------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $  5,162,409   $  4,493,508
  Net realized gain          25,455,864      8,251,684
  Net unrealized
    appreciation
    (depreciation)           19,262,427     35,936,585
                           -------------  -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             49,880,700     48,681,777
                           -------------  -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class      (2,171,105 )   (1,679,051 )
    Retail and Advisory
      Classes                (3,008,166 )   (2,806,726 )
  From net realized gains
    Institutional Class        (790,823 )   (2,257,675 )
    Retail and Advisory
      Classes                (3,283,720 )  (12,524,244 )
                           -------------  -------------
    Total distributions      (9,253,814 )  (19,267,696 )
                           -------------  -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      12,682,711     60,694,323
    Retail and Advisory
      Classes                71,159,014     51,183,225
  Distributions
    reinvested
    Institutional Class       1,938,394      3,556,387
    Retail and Advisory
      Classes                 5,012,393     11,612,702
  Cost of shares redeemed
    Institutional Class     (17,016,695 )  (11,207,998 )
    Retail and Advisory
      Classes               (49,334,531 )  (22,420,543 )
                           -------------  -------------
    Net increase
      (decrease) in net
      assets from share
      transactions           24,441,286     93,418,096
                           -------------  -------------
    Net Increase
      (Decrease) in Net
      Assets                 65,068,172    122,832,177
NET ASSETS
  Beginning                 252,739,474    129,907,297
                           -------------  -------------
  Ending                   $317,807,646   $252,739,474
                           -------------  -------------
  Undistributed net
    investment income
    (loss), ending         $    (27,873 ) $    (11,011 )
                           -------------  -------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                 634,869      3,503,331
    Distributions
      reinvested                100,804        204,577
    Shares redeemed            (916,368 )     (637,651 )
                           -------------  -------------
    Net Institutional
      Share Activity           (180,695 )    3,070,257
                           -------------  -------------

----------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
YEARS ENDED MARCH 31


                                HIGH QUALITY BOND
                           ---------------------------        HIGH YIELD BOND
                                                        ---------------------------

                           --------------------------------------------------------
                               1999           1998          1999           1998
                           -------------  ------------  -------------  ------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $  1,615,239   $   894,810   $  7,088,233   $   499,478
  Net realized gain             330,860       520,891     (2,958,000 )     551,791
  Net unrealized
    appreciation
    (depreciation)             (372,395 )     245,777     (2,908,667 )     310,375
                           -------------  ------------  -------------  ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations              1,573,704     1,661,478      1,221,566     1,361,644
                           -------------  ------------  -------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class        (922,336 )    (892,591 )   (1,043,087 )    (516,768 )
    Retail and Advisory
      Classes                  (633,711 )          --     (6,309,568 )          --
  From net realized gains
    Institutional Class        (440,165 )    (156,503 )           --      (551,174 )
    Retail and Advisory
      Classes                  (154,483 )          --             --            --
                           -------------  ------------  -------------  ------------
    Total distributions      (2,150,695 )  (1,049,094 )   (7,352,655 )  (1,067,942 )
                           -------------  ------------  -------------  ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class       7,161,241     4,978,031      3,471,657     6,471,123
    Retail and Advisory
      Classes                23,093,551            --    100,337,249     4,260,639
  Proceeds from shares
    issued in merger
    Institutional Class              --            --             --            --
    Retail and Advisory
    Classes                  10,271,727            --             --    16,364,513
  Distributions
    reinvested
    Institutional Class       1,361,995     1,048,960        646,110       237,690
    Retail and Advisory
      Classes                   352,154            --      2,899,495            --
  Cost of shares redeemed
    Institutional Class      (8,058,811 )  (6,745,829 )   (2,673,458 )    (811,321 )
    Retail and Advisory
      Classes               (12,798,531 )          --    (28,887,632 )  (1,689,127 )
                           -------------  ------------  -------------  ------------
    Net increase
      (decrease) in net
      assets from share
      transactions           21,383,326      (718,838 )   75,793,421    24,833,517
                           -------------  ------------  -------------  ------------
    Net Increase
      (Decrease) in Net
      Assets                 20,806,335      (106,454 )   69,662,332    25,127,219
NET ASSETS
  Beginning                  15,758,988    15,865,442     29,734,778     4,607,559
                           -------------  ------------  -------------  ------------
  Ending                   $ 36,565,323   $15,758,988   $ 99,397,110   $29,734,778
                           -------------  ------------  -------------  ------------
  Undistributed net
    investment income
    (loss), ending         $     59,206   $        14   $   (251,717 ) $    12,705
                           -------------  ------------  -------------  ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                 551,756       385,596        268,127       492,047
    Distributions
      reinvested                105,723        80,778         51,066        17,883
    Shares redeemed            (621,629 )    (528,896 )     (203,999 )     (58,848 )
                           -------------  ------------  -------------  ------------
    Net Institutional
      Share Activity             35,850       (62,522 )      115,194       451,082
                           -------------  ------------  -------------  ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                               SHORT INTERMEDIATE                                         INTERNATIONAL SMALL           EMERGING
                                                        INTERNATIONAL CORE GROWTH              CAP GROWTH              COUNTRIES

                           --------------------------------------------------------------------------------------------------------
                               1999          1998          1999           1998            1999            1998            1999
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $   904,872   $   807,947   $   (310,557 ) $   (105,124 ) $    (725,193 ) $    (535,283 ) $    (444,466)
  Net realized gain            (39,072 )     (49,687 )     (528,900 )     (798,230 )     8,225,524       8,493,580     (83,823,307)
  Net unrealized
    appreciation
    (depreciation)             (23,068 )     143,949     13,512,294      8,937,191      14,357,916      14,373,569      10,517,870
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations               842,732       902,209     12,672,837      8,033,837      21,858,247      22,331,866     (73,749,903)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class       (907,270 )    (808,721 )           --             --              --              --              --
    Retail and Advisory
      Classes                       --            --       (234,751 )           --         (76,552 )            --        (781,738)
  From net realized gains
    Institutional Class             --            --        (12,026 )   (1,082,268 )    (1,656,995 )    (7,618,866 )      (431,659)
    Retail and Advisory
      Classes                       --            --       (156,718 )      (94,711 )    (2,343,137 )    (1,578,053 )      (685,405)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
    Total distributions       (907,270 )    (808,721 )     (403,495 )   (1,176,979 )    (4,076,684 )    (9,196,919 )    (1,898,802)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      6,153,060     9,403,730     77,169,583     31,163,454      35,646,605      10,259,992     111,049,571
    Retail and Advisory
      Classes                       --            --     96,715,006     51,484,457     159,177,303     133,668,195     123,837,441
                                    --            --             --             --              --              --              --
                                    --            --             --             --              --              --              --
  Distributions
    reinvested
    Institutional Class        907,267       808,691         11,572      1,028,071       1,653,387       6,778,949         427,601
    Retail and Advisory
      Classes                       --            --        216,631         88,139       1,772,355       1,252,956       1,071,833
  Cost of shares redeemed
    Institutional Class     (2,063,058 )  (2,135,309 )  (11,217,807 )   (8,557,936 )   (21,462,454 )   (28,903,413 )   (33,675,382)
    Retail and Advisory
      Classes                       --            --    (71,093,774 )  (28,556,240 )  (120,842,425 )  (116,089,266 )  (126,426,701)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
    Net increase
      (decrease) in net
      assets from share
      transactions           4,997,269     8,077,112     91,801,211     46,649,945      55,944,771       6,967,413      76,284,363
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
    Net Increase
      (Decrease) in Net
      Assets                 4,932,731     8,170,600    104,070,553     53,506,803      73,726,334      20,102,360         635,658
NET ASSETS
  Beginning                 13,534,562     5,363,962     58,147,049      4,640,246      82,890,457      62,788,097     281,570,520
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
  Ending                   $18,467,293   $13,534,562   $162,217,602   $ 58,147,049   $ 156,616,791   $  82,890,457   $ 282,206,178
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
  Undistributed net
    investment income
    (loss), ending         $    (2,869 ) $      (471 ) $   (647,924 ) $   (102,616 ) $  (1,982,021 ) $  (1,180,276 ) $  (2,164,624)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                481,478       739,286      4,324,459      1,878,191       1,958,150         562,317       7,798,321
    Distributions
      reinvested                70,965        63,425            648         65,944          86,519         455,575          26,995
    Shares redeemed           (161,326 )    (166,136 )     (599,270 )     (527,910 )    (1,096,339 )    (1,544,723 )    (2,520,022)
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------
    Net Institutional
      Share Activity           391,117       636,575      3,725,837      1,416,225         948,330        (526,831 )     5,305,294
                           ------------  ------------  -------------  -------------  --------------  --------------  --------------


                               1998
                           -------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $   (106,300 )
  Net realized gain         (17,633,714 )
  Net unrealized
    appreciation
    (depreciation)           30,115,298
                           -------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             12,375,284
                           -------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class              --
    Retail and Advisory
      Classes                        --
  From net realized gains
    Institutional Class      (6,562,875 )
    Retail and Advisory
      Classes                (7,420,071 )
                           -------------
    Total distributions     (13,982,946 )
                           -------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      36,845,701
    Retail and Advisory
      Classes               150,589,614
                                     --
                                     --
  Distributions
    reinvested
    Institutional Class       5,812,038
    Retail and Advisory
      Classes                 6,160,647
  Cost of shares redeemed
    Institutional Class     (10,335,888 )
    Retail and Advisory
      Classes               (64,093,578 )
                           -------------
    Net increase
      (decrease) in net
      assets from share
      transactions          124,978,534
                           -------------
    Net Increase
      (Decrease) in Net
      Assets                123,370,872
NET ASSETS
  Beginning                 158,199,648
                           -------------
  Ending                   $281,570,520
                           -------------
  Undistributed net
    investment income
    (loss), ending         $   (938,420 )
                           -------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold               2,098,718
    Distributions
      reinvested                382,371
    Shares redeemed            (607,772 )
                           -------------
    Net Institutional
      Share Activity          1,873,317
                           -------------

----------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
YEARS ENDED MARCH 31

                                  GREATER CHINA              LATIN AMERICA

                           -----------------------------------------------------
                              1999         1998(1)         1999        1998(2)
                           -----------  --------------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $    9,438   $       1,562   $    9,173   $   12,745
  Net realized gain          (274,012 )        36,893     (261,412 )     (6,373 )
  Net unrealized
    appreciation
    (depreciation)            (30,425 )       102,143      173,802      111,771
                           -----------  --------------  -----------  -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             (294,999 )       140,598      (78,437 )    118,143
                           -----------  --------------  -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class       (38,458 )            --      (13,199 )         --
    Retail and Advisory
      Classes                      --              --           --           --
  From net realized gains
    Institutional Class            --              --           --           --
    Retail and Advisory
      Classes                      --              --           --           --
                           -----------  --------------  -----------  -----------
    Total distributions       (38,458 )            --      (13,199 )         --
                           -----------  --------------  -----------  -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class       507,655       1,063,297      746,937    1,255,972
    Retail and Advisory
      Classes                      --              --           --           --
  Distributions
    reinvested
    Institutional Class        38,456              --       13,198           --
    Retail and Advisory
      Classes                      --              --           --           --
  Cost of shares redeemed
    Institutional Class       (20,197 )       (11,527 )    (78,001 )   (190,284 )
    Retail and Advisory
      Classes                      --              --           --           --
                           -----------  --------------  -----------  -----------
    Net increase
      (decrease) in net
      assets from share
      transactions            525,914       1,051,770      682,134    1,065,688
                           -----------  --------------  -----------  -----------
    Net Increase
      (Decrease) in Net
      Assets                  192,457       1,192,368      590,498    1,183,831
NET ASSETS
  Beginning                 1,192,368              --    1,183,831           --
                           -----------  --------------  -----------  -----------
  Ending                   $1,384,825   $   1,192,368   $1,774,329   $1,183,831
                           -----------  --------------  -----------  -----------
  Undistributed net
    investment income
    (loss), ending         $  (27,458 ) $       1,562   $    8,719   $   12,745
                           -----------  --------------  -----------  -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                53,242          85,172       75,004       99,495
    Distributions
      reinvested                3,458              --        1,459           --
    Shares redeemed            (1,746 )          (830 )     (8,069 )    (14,471 )
                           -----------  --------------  -----------  -----------
    Net Institutional
      Share Activity           54,954          84,342       68,394       85,024
                           -----------  --------------  -----------  -----------

----------------------------------

(1)  Commenced operations on 12/31/97.
(2)  Commenced operations on 11/28/97.
(3)  Commenced operations on 9/30/97.
(4)  Commenced operations on 6/30/97.
(5)  Commenced operations on 7/31/98.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                                 PACIFIC RIM                                                                      GLOBAL
                                                            WORLDWIDE GROWTH             GLOBAL BLUE CHIP        GROWTH &
                                                                                                                  INCOME

                           ------------------------------------------------------------------------------------------------
                              1999        1998(1)         1999            1998           1999        1998(3)       1999
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $   (6,756 ) $    2,096   $  (1,461,258 ) $  (1,375,278 ) $   (25,030 ) $   (1,581 ) $   89,397
  Net realized gain          (111,135 )    (48,917 )    34,449,340      21,743,157     2,439,966     (110,669 )    270,179
  Net unrealized
    appreciation
    (depreciation)             83,997       59,778      12,614,021      16,567,799       383,318    1,168,454      247,919
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
    Net increase
      (decrease) in net
      assets from
      investment
      operations              (33,894 )     12,957      45,602,103      36,935,678     2,798,254    1,056,204      607,495
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class            --           --        (327,430 )            --            --           --      (56,460)
    Retail and Advisory
      Classes                      --           --        (146,362 )            --            --           --           --
  From net realized gains
    Institutional Class            --           --        (401,455 )      (542,247 )     (69,327 )         --     (270,030)
    Retail and Advisory
      Classes                      --           --     (20,868,188 )   (17,346,814 )          --           --           --
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
    Total distributions            --           --     (21,743,435 )   (17,889,061 )     (69,327 )         --     (326,490)
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class       122,463    1,223,943      88,622,595      49,390,340     3,234,669    6,967,912      174,943
    Retail and Advisory
      Classes                      --           --     153,548,169     122,925,841            --           --           --
  Distributions
    reinvested
    Institutional Class            --           --         720,746         536,101        69,075           --      324,756
    Retail and Advisory
      Classes                      --           --       4,773,499      14,971,998            --           --           --
  Cost of shares redeemed
    Institutional Class      (186,769 )    (39,836 )   (30,325,173 )   (42,511,651 )  (2,938,697 )   (704,518 ) (1,256,256)
    Retail and Advisory
      Classes                      --           --    (138,549,406 )  (122,611,948 )          --           --           --
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
    Net increase
      (decrease) in net
      assets from share
      transactions            (64,306 )  1,184,107      78,790,430      22,700,681       365,047    6,263,394     (756,557)
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
    Net Increase
      (Decrease) in Net
      Assets                  (98,200 )  1,197,064     102,649,098      41,747,298     3,093,974    7,319,598     (475,552)
NET ASSETS
  Beginning                 1,197,064           --     145,353,582     103,606,284     7,319,598           --    6,065,010
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
  Ending                   $1,098,864   $1,197,064   $ 248,002,680   $ 145,353,582   $10,413,572   $7,319,598   $5,589,458
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
  Undistributed net
    investment income
    (loss), ending         $   (4,660 ) $    2,096   $  (7,189,744 ) $  (5,254,694 ) $   (26,611 ) $   (1,581 ) $   32,609
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                11,462       97,763       4,285,331       3,023,399       194,931      553,026       12,201
    Distributions
      reinvested                   --           --          38,682          34,789         4,408           --       23,627
    Shares redeemed           (16,908 )     (3,192 )    (1,628,893 )    (2,592,329 )    (184,922 )    (58,948 )    (93,861)
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------
    Net Institutional
      Share Activity           (5,446 )     94,571       2,695,120         465,859        14,417      494,078      (58,033)
                           -----------  -----------  --------------  --------------  ------------  -----------  -----------


                                          TECHNOLOGY

                             1998(4)       1999(5)
                           ------------  ------------
INCREASE (DECREASE) IN
NET ASSETS
FROM INVESTMENT
OPERATIONS:
  Net investment income
    (loss)                 $   121,285   $   (25,089 )
  Net realized gain            714,872     3,644,794
  Net unrealized
    appreciation
    (depreciation)             448,236     4,357,445
                           ------------  ------------
    Net increase
      (decrease) in net
      assets from
      investment
      operations             1,284,393     7,977,150
                           ------------  ------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  From net investment
    income
    Institutional Class       (121,613 )          --
    Retail and Advisory
      Classes                       --            --
  From net realized gains
    Institutional Class       (613,144 )          --
    Retail and Advisory
      Classes                       --            --
                           ------------  ------------
    Total distributions       (734,757 )          --
                           ------------  ------------
FROM CAPITAL SHARE
  TRANSACTIONS:
  Proceeds from shares
    sold
    Institutional Class      6,637,915    17,468,706
    Retail and Advisory
      Classes                       --            --
  Distributions
    reinvested
    Institutional Class        709,144            --
    Retail and Advisory
      Classes                       --            --
  Cost of shares redeemed
    Institutional Class     (1,831,685 )  (1,351,448 )
    Retail and Advisory
      Classes                       --            --
                           ------------  ------------
    Net increase
      (decrease) in net
      assets from share
      transactions           5,515,374    16,117,258
                           ------------  ------------
    Net Increase
      (Decrease) in Net
      Assets                 6,065,010    24,094,408
NET ASSETS
  Beginning                         --            --
                           ------------  ------------
  Ending                   $ 6,065,010   $24,094,408
                           ------------  ------------
  Undistributed net
    investment income
    (loss), ending         $      (328 ) $   (25,089 )
                           ------------  ------------
INSTITUTIONAL CLASS --
  CAPITAL SHARE ACTIVITY
    Shares sold                498,490       600,526
    Distributions
      reinvested                54,908            --
    Shares redeemed           (127,910 )     (60,837 )
                           ------------  ------------
    Net Institutional
      Share Activity           425,488       539,689
                           ------------  ------------

----------------------------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

NOTE A -- ORGANIZATION

  Nicholas-Applegate Mutual Funds, renamed Pilgrim Mutual Funds (the "Trust"), is an open end management investment company, organized as a Delaware business trust with a number of separate series (Funds), including the nineteen Funds covered by this report. The Funds' prospectus describes the investment objective of the respective Funds. Each Fund is a registered, diversified, open-end management investment company with their operations accounted for separately. The Trust offers Institutional shares (Class I) for all Funds. Some Funds additionally offer retail shares (Class A, B and C) and Advisory shares (Class
Q). The retail shares have front-end or deferred sales charges and have distribution and shareholder servicing fees, the Advisory shares have a shareholder servicing fee and the Institutional shares have no sales charge, distribution or servicing fee.

REORGANIZATION

  Before a shareholder approved reorganization effective July 24, 1998, the series of the Trust invested all of their assets in corresponding portfolios of Nicholas-Applegate Investment Trust, an arrangement known as a "master/feeder" structure with the exception of Greater China, Latin America, Pacific Rim, Global Blue Chip and Global Technology Funds. Upon the reorganization, the Institutional Portfolio series of the Trust were renamed Funds and were authorized to issue multiple classes of shares, and their outstanding shares were reclassified as Class I shares. At the same time, the A, B, C and Advisory Portfolios of the Trust (other than the Government Income Portfolios) transferred their assets to the corresponding Funds, and their shareholders received Class A, B, C and Q shares of the Funds on a tax-free basis. The A, B, C and Advisory Government Income Portfolios transferred their assets to the Fully Discretionary Fixed Income Fund, and their shareholders received Class A, B, C and Q shares of that Fund. Note F describes the net assets received by each Fund in the reorganization.

  As part of the reorganization, the following Funds changed to more descriptive names:

          NEW NAME                       FORMERLY
-----------------------------  -----------------------------
Mid Cap Growth                 Core Growth
Small Cap Growth               Emerging Growth
Convertible                    Income & Growth
                               Fully Discretionary Fixed
High Quality Bond              Income

NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

  Significant accounting policies consistently followed by the Funds in preparing these financial statements are described below. The policies conform with generally accepted accounting principles.

SECURITY VALUATIONS

  The Funds value equity securities traded on national or international exchanges and market systems at the last sales price reported by the security's primary market at the time of daily valuation. If a last sales price is not available, these securities are valued at the mean between last reported bid and ask prices. Debt securities are valued at bid prices obtained from independent pricing services or from one or more dealers making markets in the securities. Security prices quoted in a foreign currency are translated using the current U.S. dollar exchange rate. Short-term securities maturing within 60 days are valued at amortized cost which approximates market value. When market quotations for securities are not readily available, a fair value is determined under the direction of the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

  Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the Funds. Interest income is recorded on an accrual basis. Discounts and premiums on debt securities are accreted and amortized on the same basis as used for federal tax reporting.

FOREIGN CURRENCY TRANSACTIONS

  At each net asset valuation date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted at the prevailing exchange rate on the day of the event. The effect of changes in exchange rates on securities denominated in a foreign currency is included with the net realized and unrealized gain or loss of the associated security. Other foreign currency gains or losses are reported separately.

  Certain Funds may use forward foreign currency contracts to reduce their exposure to currency fluctuations of their foreign securities. These contracts are commitments to purchase or sell a foreign currency at a specified rate on a future date. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation of investments. The contract commitment is fully collateralized by cash or securities of the Fund. Foreign denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory and market risk. Evaluating and monitoring such risk exposure is a part of the Funds' management strategy.

FUTURES CONTRACTS

  Each Fund may enter into futures contracts involving foreign currency, interest rates, securities, and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

FUND EXPENSES AND MULTI-CLASS ALLOCATIONS

  Each Fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Each share offered by a Fund has equal rights to assets but incurs certain Class specific expenses. The Fund allocates income, gains and losses, both realized and unrealized, and Fund level expenses, except for Class specific expenses, based on the relative net assets of each Class.

SECURITIES LENDING

  Each Fund may temporarily loan securities up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower fully collateralizes the loans with cash, letters of credit or U.S. Government securities.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The market value of securities on loan and the related collateral at March 31, 1999 were:

                                              MARKET VALUE  COLLATERAL
FUND                                           (IN 000'S)   (IN 000'S)
--------------------------------------------  ------------  -----------
Large Cap Growth............................   $    3,249    $   3,363
Value.......................................           15           24
Mid Cap Growth..............................       65,334       66,833
Small Cap Growth............................      128,214      131,775
Mini Cap Growth.............................       12,389       12,557
Convertible.................................        4,553        4,591
International Core Growth...................        4,108        4,220
International Small Cap Growth..............        2,957        3,134
Emerging Countries..........................       18,076       18,539
Latin America...............................           67           70
Worldwide Growth............................       15,457       15,894
Global Blue Chip............................          123          123
Global Growth & Income......................           82           82

FEDERAL INCOME TAXES

  The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. A Fund investing in foreign securities records any foreign taxes on income and gains on such investments in accordance with the applicable tax rules. The Funds' tax accounting treatment of loss deferrals, passive foreign investment companies and expiration of capital loss carryforwards are different from the financial statement recognition of income and gains.

  Capital loss carryforwards may be used to offset current or future capital gains until expiration. The capital loss carryforwards for Nicholas-Applegate Portfolios A, B, C and Q under the master/feeder structure may be used by the newly restructured Funds subject to certain limitations. The following table reflects the capital loss carryforwards as of July 24, 1998, as well as the expiration dates as of April 1, 1998.

                                             CAPITAL LOSS
                                             CARRYFORWARD   EXPIRATION
FUND                                          (IN 000'S)       DATE
-------------------------------------------  -------------  -----------
High Yield Bond............................    $    2920          2007
Short Intermediate.........................          139     2005-2007
Emerging Countries.........................       87,816     2005-2007
Greater China..............................          251          2007
Latin America..............................          216     2006-2007
Pacific Rim................................          128     2006-2007

DISTRIBUTIONS TO SHAREHOLDERS

  The Funds record distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Accordingly, the Funds' capital accounts are periodically reclassified to reflect income and gains available for distribution under income tax regulations. The Funds make income and capital gain distributions at least annually. Funds with income objectives make distributions either quarterly, monthly or daily in accordance with their respective prospectuses.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

RECLASSIFICATIONS

  As a result of the reorganization discussed in Note A, the statements of changes in net assets for the year ended March 31, 1998 have been reclassified to conform to the current year presentation.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

NOTE C -- TRANSACTIONS WITH AFFILIATES

  Nicholas-Applegate Capital Management, as the Investment Advisor of the Funds, receives the following annual fees payable monthly based on the average daily net assets of each Fund.

Mini Cap Growth, Emerging Countries and
  Latin America.........................      1.25%
Small Cap Growth, International Core
  Growth, International Small Cap
  Growth, Greater China, Pacific Rim,
  Worldwide Growth and Global
  Technology............................      1.00%
Global Growth & Income..................      0.85%
Global Blue Chip........................      0.80%
Large Cap Growth, Value, Mid Cap Growth,
  and Convertible.......................      0.75%
High Yield Bond.........................      0.60%
High Quality Bond.......................      0.45%
Short Intermediate......................      0.30%

  The fees are reduced on Large Cap Growth, Mid Cap Growth, Convertible, High Quality Bond, Short Intermediate, International Core Growth, International Small Cap Growth and Worldwide Growth when the average net assets exceed $500 million ($250 million for Short Intermediate).

  Under an Administrative Services agreement the Investment Advisor provides operational support services for certain Classes of the Funds at an annual fee on average daily net assets of 0.10% for retail and 0.05% for Advisory Classes. Beginning on November 10, 1998, the Advisory Class was no longer charged this fee.

  The Investment Advisor has volunteered to limit the Funds' expenses to certain levels through March 31, 1999. Expenses reimbursed by the Investment Advisor through March 31, 1998 may be recouped from the Funds through March 31, 2003. Any expenses reimbursed after March 31, 1998 may be recouped within five years after the year in which they are reimbursed. The Investment Advisor will recover such reimbursements to the extent of the difference between a Fund's actual expenses (exclusive of interest expense and credit facility fees) when they fall below the limit, and the voluntary limit.

                           EXPENSE LIMITS BY CLASS
-----------------------------------------------------------------------------
                                        RETAIL
                                       CLASSES
                      INSTITUTIONAL    CLASS A/     ADVISORY    UNREIMBURSED
FUND                      CLASS      CLASSES B&C      CLASS        AMOUNTS
--------------------  -------------  ------------  -----------  -------------
Large Cap Growth....      1.00%      1.60%/2.25%      1.25%      $   300,116
Value...............      1.00%              n/a          n/a        272,303
Mid Cap Growth......      1.00%      1.60%/2.25%      1.25%        1,547,229
Small Cap Growth....      1.17%      1.95%/2.60%      1.50%        1,653,384
Mini Cap Growth.....      1.56%              n/a          n/a        459,651
Convertible.........      1.00%      1.60%/2.25%      1.25%        1,413,974
High Quality Bond...      0.45%      0.95%/1.35%      0.85%        1,904,182
High Yield Bond.....      0.75%      1.10%/1.75%      1.00%          448,984
Short
 Intermediate.......      0.35%              n/a          n/a        492,928
International Core
 Growth.............      1.40%      1.95%/2.60%      1.65%          495,879
International Small
 Cap Growth.........      1.40%      1.95%/2.60%      1.65%        1,408,928
Emerging
 Countries..........      1.65%      2.25%/2.90%      1.90%        2,256,119
Greater China.......      1.40%              n/a          n/a        120,289
Latin America.......      1.65%              n/a          n/a        138,421
Pacific Rim.........      1.40%              n/a          n/a        141,473
Worldwide Growth....      1.35%      1.85%/2.50%      1.60%        1,605,061
Global Blue Chip....      1.20%              n/a          n/a        171,079
Global Growth &
 Income.............      1.35%              n/a          n/a        199,813
Global Technology...      1.40%              n/a          n/a         80,153

  The Trust has a distribution plan (12b-1) under which Nicholas-Applegate Securities, the Distributor and an affiliate of the Investment Advisor, is paid for certain activities related to the sale of retail shares. Both the retail and Advisory Classes have a shareholder servicing agreement with the Distributor which allows the Distributor to pay other financial institutions for shareholder account maintenance and servicing. Each Class pays an annual fee on its average daily net assets of up to 0.25% on Class A

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

and 0.75% on Classes B and C under the distribution plan, and up to 0.10% on Class A and 0.25% on Classes B, C and Q under the shareholder servicing agreement.

  The Distributor also receives a portion of the front-end sales charge and all of the deferred sales charges of the retail Classes. During the fiscal year ended March 31, 1999 the Distributor received the following sales charges net of amounts re-allowed to other broker-dealers:

Large Cap Growth.....................  $  44,192
Mid Cap Growth.......................    199,000
Small Cap Growth.....................    200,791
Convertible..........................    199,214
High Quality Bond....................     67,980
High Yield Bond......................    125,934
International Core Growth............     71,702
International Small Cap Growth.......    108,313
Emerging Countries...................    194,217
Worldwide Growth.....................     54,170

  Certain officers of the Trust are also officers of the Investment Advisor and Distributor. The Trustees who are not affiliated with the Investment Advisor receive annual compensation of approximately $18,000 each from the Trust.

NOTE D -- INVESTMENT TRANSACTIONS

  The following table presents purchases and sales of securities, excluding short-term investments, during the fiscal year ended March 31, 1999 to indicate the volume of transactions in each Fund. The tax cost of securities held at March 31, 1999, and the related gross and net unrealized appreciation and depreciation, provides aggregate information on a tax basis against which future gains and losses on these investments are measured for distribution purposes.

                                                                                   GROSS          GROSS      NET UNREALIZED
                                                                                UNREALIZED     UNREALIZED     APPRECIATION
                                         PURCHASES      SALES      TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
FUND                                    (IN 000'S)   (IN 000'S)   (IN 000'S)    (IN 000'S)     (IN 000'S)      (IN 000'S)
--------------------------------------  -----------  -----------  -----------  -------------  -------------  ---------------
Large Cap Growth......................  $    79,922  $    57,336  $    41,319   $    11,407    $       258    $      11,149
Value.................................       18,440       14,144       18,296         1,752            230            1,522
Mid Cap Growth........................      619,476      730,084      324,558       128,025          7,226          120,799
Small Cap Growth......................      484,724      718,845      341,234       189,541         25,732          163,809
Mini Cap Growth.......................       81,952      100,981       40,367        17,128          2,843           14,285
Convertible...........................      365,645      359,344      255,302        70,385          4,742           65,643
High Quality Bond.....................       79,808       70,378       33,857           482            762             (280)
High Yield Bond.......................      252,013      176,214      101,807         2,009          4,561           (2,552)
Short Intermediate....................       18,544       13,837       18,164           173             89               84
International Core Growth.............      303,078      213,818      142,531        25,177          2,659           22,518
International Small Cap Growth........      207,966      156,825      124,438        38,728          3,549           35,179
Emerging Countries....................      632,654      558,072      228,129        56,819         10,834           45,985
Greater China.........................        1,795        1,327        1,196            91             19               72
Latin America.........................        5,833        5,218        1,377           301             15              286
Pacific Rim...........................        4,455        4,539          864           166             22              144
Worldwide Growth......................      421,357      360,243      250,733        44,582          2,640           41,942
Global Blue Chip......................       33,895       34,215        8,401         1,682            131            1,551
Global Growth & Income................       17,399       18,357        4,813           765             74              691
Global Technology.....................       32,635       16,891       25,765         4,559            202            4,357

NOTE E -- CREDIT FACILITY

  The Trust has a $75 million credit facility available to fund temporary or emergency borrowing. Each Fund pays its pro-rata share of an annual commitment fee plus interest on its specific borrowings. The credit facility was not used during the year.

NOTE F -- CAPITAL ACTIVITY

  The Trust has unlimited shares of no par value beneficial interest authorized.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The following table shows the net assets of the Funds immediately before and after the reorganization described in Note A. The reorganization, which represented a change in corporate form, is accounted for by pooling the net assets and results of operations of the combined Funds.

                                                         NET ASSETS
                                                  ------------------------
                                                    BEFORE        AFTER
FUND                                              (IN 000'S)   (IN 000'S)
------------------------------------------------  -----------  -----------
Large Cap Growth................................   $  17,322    $  17,322
Value...........................................       8,275        8,275
Mid Cap Growth..................................     432,710      432,710
Small Cap Growth................................     571,169      571,169
Mini Cap Growth.................................      71,430       71,430
Convertible.....................................     277,161      277,161
Short Intermediate..............................      13,385       13,385
International Core Growth.......................      84,885       84,885
International Small Cap Growth..................     111,445      111,445
Emerging Countries..............................     336,147      336,147
Worldwide Growth................................     146,797      146,797
Global Growth & Income..........................       6,103        6,103

  The combination of High Quality Bond (formerly Fully Discretionary Fixed Income) and Government Income, which represented a change in ownership of separate portfolios, was accounted for as a merger of net assets. The results of operations of High Quality Bond reflect the full period of High Quality Bond Class I and combined Fund, Classes A, B, C, and Q, since the merger date. High Yield Bond underwent a similar merger of separate portfolios on March 27, 1998 of the prior fiscal period. The net assets merged and the components of the net assets contributed are shown below.

                                                  COMPONENTS OF NET ASSETS OF ACQUIRED FUND
                             NET ASSETS         ---------------------------------------------
                      ------------------------    PAID IN      UNREALIZED      CAPITAL LOSS
                        BEFORE        AFTER       CAPITAL     APPRECIATION     CARRYFORWARD
FUND                  (IN 000'S)   (IN 000'S)   (IN 000'S)     (IN 000'S)       (IN 000'S)
--------------------  -----------  -----------  -----------  ---------------  ---------------
Date of Merger --
 July 24, 1998
  Fully
    Discretionary
    Portfolio I.....   $  14,805    $  25,251           --             --               --
  Government Income
    -- Portfolio A,
    B, C & Q........      10,446          n/a    $  10,272      $     174        $   3,375
Date of Merger --
 March 27, 1998
  High Yield Bond
    Portfolio I.....      10,692       27,056           --             --               --
  High Yield Bond --
    Classes A, B, C
    & Q.............      16,364          n/a       16,258             71               --

NOTE G -- PROPOSED REORGANIZATION

  On February 19, 1999, the Board of Trustees approved the reorganization of Mini-Cap Growth, Short Intermediate, Greater China, Latin America, Pacific Rim, Global Blue Chip, Global Growth & Income, and Global Technology Funds into a separate series of Nicholas-Applegate Investment Trust (to be renamed Nicholas-Applegate Institutional Funds) (the New Trust), by transferring all their assets to the New Trust in exchange for Class I shares of the corresponding series of the New Trust, and to dissolve the existing Funds. In addition, the Board of Trustees approved various related measures the purpose of which was to separate the existing institutional assets in all other series of the Trust into a separate series of the New Trust.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
NOTES TO FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------

NOTE H -- RETAIL AND ADVISORY CLASS SUMMARIES

  The following provides detail of the retail and Advisory Class activity which are shown in the aggregate in the related financial statements (in thousands except NAVs).

                                                                  YEAR ENDED MARCH 31, 1999
                           --------------------------------------------------------------------------------------------------------
                                                                                                                  DISTRIBUTIONS
                                                                DISTRIBUTIONS FROM          SHARES SOLD             REINVESTED
                             NET       SHARES                 ----------------------   ---------------------   --------------------
                            ASSETS   OUTSTANDING     NAV       INCOME       GAINS       SHARES      VALUE       SHARES      VALUE
                           --------  -----------   --------   ---------   ----------   --------   ----------   --------   ---------
LARGE CAP GROWTH
  Class A                  $ 12,445        499     $  24.94   $      --   $     (162)       387   $    7,119        9     $     160
  Class B                    20,039        800        25.04          --          (78)       722       13,914        4            71
  Class C                     8,004        321        24.97          --          (23)       293        5,793        1            21
  Class Q                     4,908        194        25.24          --          (20)       177        3,396        1            20
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $      --   $     (283)     1,579   $   30,222       15     $     272
                                                              ---------   ----------   --------   ----------   --------   ---------
MID CAP GROWTH
  Class A                  $ 67,550      3,390     $  19.93   $      --   $   (5,649)     5,215   $   93,222      130     $   2,272
  Class B                    45,876      1,949        23.54          --       (2,217)       550       11,154       70         1,445
  Class C                   141,685      7,662        18.49          --       (9,292)     1,185       19,063      122         1,981
  Class Q                    14,350        571        25.14          --         (833)       195        4,135       38           828
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $      --   $  (17,991)     7,145   $  127,574      360     $   6,526
                                                              ---------   ----------   --------   ----------   --------   ---------
SMALL CAP GROWTH
  Class A                  $ 94,428      5,648     $  16.72   $      --   $  (19,566)    44,256   $  815,913      919     $  14,800
  Class B                    45,140      2,138        21.12          --       (3,014)     1,030       19,581      121         2,372
  Class C                   144,597      8,756        16.51          --      (20,600)     1,807       29,105      926        14,801
  Class Q                     9,107        491        18.56          --         (296)       793       12,725       18           292
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $      --   $  (43,476)    47,886   $  877,324    1,984     $  32,265
                                                              ---------   ----------   --------   ----------   --------   ---------
CONVERTIBLE
  Class A                  $ 65,742      2,999     $  21.92   $  (1,129)  $     (932)     1,235   $   22,826       85     $   1,677
  Class B                    58,736      2,462        23.86        (606)        (394)     1,107       22,989       37           775
  Class C                    95,998      4,286        22.40      (1,087)      (1,833)       885       17,300      111         2,256
  Class Q                     8,741        412        21.22        (186)        (125)       423        8,044       16           304
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $  (3,008)  $   (3,284)     3,650   $   71,159      249     $   5,012
                                                              ---------   ----------   --------   ----------   --------   ---------
HIGH QUALITY BOND
  Class A+                 $  5,751        446     $  12.89   $     (96)  $      (19)       646   $    8,384        6     $      74
  Class B+                    6,637        526        12.61        (232)         (58)       595        7,617       13           164
  Class C+                    8,128        621        13.10        (294)         (75)       533        7,080        8           100
  Class Q+                      314         26        12.26         (12)          (3)         1           13        1            15
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    (634)  $     (155)     1,775   $   23,094       28     $     353
                                                              ---------   ----------   --------   ----------   --------   ---------
HIGH YIELD BOND
  Class A                  $ 17,327      1,487     $  11.66   $  (1,417)  $       --      2,218   $   27,084       69     $     808
  Class B                    42,960      3,685        11.66      (2,984)          --      3,517       42,704       91         1,044
  Class C                    21,290      1,826        11.66      (1,608)          --      1,848       22,779       68           776
  Class Q                     6,502        557        11.68        (300)          --        669        7,770       23           272
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $  (6,309)  $       --      8,252   $  100,337      251     $   2,900
                                                              ---------   ----------   --------   ----------   --------   ---------
INTERNATIONAL CORE GROWTH
  Class A                  $ 21,627      1,221     $  17.71   $    (151)  $     (114)     4,112   $   72,899        6     $     110
  Class B                    11,033        617        17.89         (17)         (40)       318        5,553        2            47
  Class C                    10,400        580        17.94         (37)          (1)       456        7,964        1            28
  Class Q                    11,268        614        18.36         (30)          (1)       581       10,301        1            31
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    (235)  $     (156)     5,467   $   96,717       10     $     216
                                                              ---------   ----------   --------   ----------   --------   ---------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                  $ 25,336      1,205     $  21.03   $      --   $   (1,154)     4,954   $  101,530       41     $     812
  Class B                    16,158        720        22.43          --         (584)       574       12,178       22           453
  Class C                    13,226        642        20.60          --         (426)       660       12,934       13           258
  Class Q                    32,819      1,476        22.23         (77)        (179)     1,567       32,536       13           250
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $     (77)  $   (2,343)     7,755   $  159,178       89     $   1,773
                                                              ---------   ----------   --------   ----------   --------   ---------
EMERGING COUNTRIES
  Class A                  $ 47,180      3,512     $  13.43   $    (105)  $     (332)     3,262   $   45,427       17     $     278
  Class B                    22,338      1,638        13.64          --         (183)       382        5,699        7           118
  Class C                    19,246      1,465        13.14          --         (171)       522        7,327        5            82
  Class Q                    53,125      3,853        13.79        (676)          --      4,617       65,385       36           594
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    (781)  $     (686)     8,783   $  123,838       65     $   1,072
                                                              ---------   ----------   --------   ----------   --------   ---------
WORLDWIDE GROWTH
  Class A                  $ 49,134      2,297     $  21.39   $     (93)  $   (5,994)     5,576   $  110,311       96     $   1,739
  Class B                    18,556        766        24.21          (4)      (1,182)       545       11,617       39           799
  Class C                    98,470      4,576        21.52         (40)     (13,610)     1,258       23,847      118         2,145
  Class Q                     7,320        298        24.59         (10)         (82)       350        7,774        4            90
                                                              ---------   ----------   --------   ----------   --------   ---------
    Total                                                     $    (147)  $  (20,868)     7,729   $  153,549      257     $   4,773
                                                              ---------   ----------   --------   ----------   --------   ---------


                                SHARES REDEEMED
                           -------------------------
                            SHARES         VALUE
                           ---------   -------------
LARGE CAP GROWTH
  Class A                       (199)  $      (3,328)
  Class B                       (130)         (2,524)
  Class C                        (36)           (643)
  Class Q                        (34)           (601)
                           ---------   -------------
    Total                       (399)  $      (7,096)
                           ---------   -------------
MID CAP GROWTH
  Class A                     (6,820)  $    (120,721)
  Class B                       (843)        (16,827)
  Class C                     (3,371)        (52,212)
  Class Q                       (185)         (3,718)
                           ---------   -------------
    Total                    (11,219)  $    (193,478)
                           ---------   -------------
SMALL CAP GROWTH
  Class A                    (49,754)  $    (917,280)
  Class B                     (1,464)        (28,085)
  Class C                     (6,062)        (93,185)
  Class Q                       (970)        (15,963)
                           ---------   -------------
    Total                    (58,250)  $  (1,054,513)
                           ---------   -------------
CONVERTIBLE
  Class A                       (795)  $     (14,627)
  Class B                       (469)         (9,913)
  Class C                       (881)        (17,113)
  Class Q                       (411)         (7,681)
                           ---------   -------------
    Total                     (2,556)  $     (49,334)
                           ---------   -------------
HIGH QUALITY BOND
  Class A+                      (381)  $      (4,962)
  Class B+                      (341)         (4,353)
  Class C+                      (263)         (3,483)
  Class Q+                         -               -
                           ---------   -------------
    Total                       (985)  $     (12,798)
                           ---------   -------------
HIGH YIELD BOND
  Class A                     (1,169)  $     (14,038)
  Class B                       (622)         (7,282)
  Class C                       (469)         (5,466)
  Class Q                       (180)         (2,101)
                           ---------   -------------
    Total                     (2,440)  $     (28,887)
                           ---------   -------------
INTERNATIONAL CORE GROWTH
  Class A                     (3,641)  $     (65,603)
  Class B                       (168)         (2,893)
  Class C                        (82)         (1,412)
  Class Q                        (68)         (1,185)
                           ---------   -------------
    Total                     (3,959)  $     (71,093)
                           ---------   -------------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                     (4,370)  $     (90,419)
  Class B                       (472)         (9,959)
  Class C                       (464)         (9,056)
  Class Q                       (563)        (11,409)
                           ---------   -------------
    Total                     (5,869)  $    (120,843)
                           ---------   -------------
EMERGING COUNTRIES
  Class A                     (3,852)  $     (51,942)
  Class B                       (952)        (12,756)
  Class C                     (1,240)        (16,381)
  Class Q                     (3,432)        (45,347)
                           ---------   -------------
    Total                     (9,476)  $    (126,426)
                           ---------   -------------
WORLDWIDE GROWTH
  Class A                     (5,374)  $    (107,031)
  Class B                       (319)         (6,779)
  Class C                     (1,225)        (22,855)
  Class Q                        (90)         (1,884)
                           ---------   -------------
    Total                     (7,008)  $    (138,549)
                           ---------   -------------

Year Ended March 31, 1999
                                Shares Issued in
                                     Merger
                             ----------------------
                               SHARES       VALUE
                             -----------  ---------
HIGH QUALITY BOND
  Class A                           175   $   2,260
  Class B                           260       3,266
  Class C                           342       4,460
  Class Q                            23         286
                                     --
                                          ---------
    Total                           800   $  10,272
                                     --
                                          ---------

YEAR ENDED MARCH 31, 1998
                                SHARES ISSUED IN
                                     MERGER
                             ----------------------
                               SHARES       VALUE
                             -----------  ---------
HIGH YIELD BOND
  Class A                           327   $   4,153
  Class B                           613       7,773
  Class C                           307       3,901
  Class Q                            42         538
                                  -----   ---------
    Total                         1,289   $  16,365
                                  -----   ---------

------------------------------------------------
 +  Commenced operations on July 24, 1998.

--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                 YEAR ENDED MARCH 31, 1998
                           ------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTIONS
                             DISTRIBUTIONS FROM            SHARES SOLD               REINVESTED             SHARES REDEEMED
                           -----------------------   ------------------------   --------------------   --------------------------
                             INCOME       GAINS       SHARES        VALUE        SHARES      VALUE       SHARES         VALUE
                           ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
LARGE CAP GROWTH
  Class A                  $       --   $       (1)        315   $      4,335       --     $       1          (13)  $        (178)
  Class B                          --           (3)        239          3,275       --             3          (36)           (494)
  Class C                          --           (1)         65            890       --             1           (4)            (54)
  Class Q                          --           --          51            715       --            --           --              (3)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $       --   $       (5)        670   $      9,215       --     $       5          (53)  $        (729)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
MID CAP GROWTH
  Class A                          --   $  (19,865)     12,406   $    224,326    1,013     $  16,459      (13,083)  $    (237,097)
  Class B                          --       (2,515)      1,073         20,188      123         2,327         (799)        (15,026)
  Class C                          --      (43,762)      1,750         29,917    2,641        39,590       (4,221)        (72,774)
  Class Q                          --       (1,145)        170          3,584       56         1,134         (430)         (8,868)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $  (67,287)     15,399   $    278,015    3,833     $  59,510      (18,533)  $    (333,765)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
SMALL CAP GROWTH
  Class A                          --   $  (21,481)    104,821   $  1,931,765      831     $  15,132     (103,464)  $  (1,921,658)
  Class B                          --           --       1,553         30,441       --            --         (910)        (17,600)
  Class C                          --      (29,183)      4,137         72,645    1,443        24,837       (5,946)       (104,108)
  Class Q                          --          (17)      1,103         20,108        1            18         (532)         (9,776)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $  (50,681)    111,614   $  2,054,959    2,275     $  39,987     (110,852)  $  (2,053,142)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
CONVERTIBLE
  Class A                  $     (947)  $   (3,864)        709   $     12,820      154     $   2,762         (323)  $      (5,890)
  Class B                        (401)        (788)      1,126         21,635       51           973         (159)         (3,026)
  Class C                      (1,290)      (7,550)        792         14,822      408         7,387         (672)        (12,485)
  Class Q                        (169)        (322)        111          1,906       28           490          (59)         (1,019)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                  $   (2,807)  $  (12,524)      2,738   $     51,183      641     $  11,612       (1,213)  $     (22,420)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
HIGH QUALITY BOND
  Class A+                        n/a          n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class B+                        n/a          n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class C+                        n/a          n/a         n/a            n/a      n/a           n/a          n/a             n/a
  Class Q+                        n/a          n/a         n/a            n/a      n/a           n/a          n/a             n/a
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                         n/a          n/a         n/a            n/a      n/a           n/a          n/a             n/a
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
HIGH YIELD BOND
  Class A                          --   $       --         174   $      2,189       --     $      --         (132)  $      (1,659)
  Class B                          --           --          89          1,136       --            --           (2)            (30)
  Class C                          --           --          71            908       --            --           --              --
  Class Q                          --           --           2             28       --            --           --              --
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $       --         336   $      4,261       --     $      --         (134)  $      (1,689)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
INTERNATIONAL CORE GROWTH
  Class A                          --   $      (53)      2,435   $     38,637        3     $      48       (1,694)  $     (27,350)
  Class B                          --          (42)        501          7,550        3            40          (39)           (594)
  Class C                          --           --         225          3,489       --            --          (23)           (348)
  Class Q                          --           --         116          1,809       --            --          (17)           (265)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $      (95)      3,277   $     51,485        6     $      88       (1,773)  $     (28,557)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
INTERNATIONAL SMALL CAP
  GROWTH
  Class A                          --   $     (624)      6,609   $    109,494       25     $     383       (6,427)  $    (107,700)
  Class B                          --         (558)        463          8,304       32           517         (218)         (3,839)
  Class C                          --         (396)        441          7,326       24           353         (273)         (4,516)
  Class Q                          --           --         458          8,544       --            --           (2)            (34)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $   (1,578)      7,971   $    133,668       81     $   1,253       (6,920)  $    (116,089)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
EMERGING COUNTRIES
  Class A                          --   $   (3,291)      3,250   $     56,509      149     $   2,308       (1,564)  $     (27,276)
  Class B                          --       (1,711)      1,214         22,259      102         1,591         (536)         (9,195)
  Class C                          --       (2,230)      1,150         20,756      139         2,109         (859)        (13,968)
  Class Q                          --         (188)      2,910         51,065       10           152         (815)        (13,655)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $   (7,420)      8,524   $    150,589      400     $   6,160       (3,774)  $     (64,094)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
WORLDWIDE GROWTH
  Class A                          --   $   (4,404)      5,938   $    108,062      214     $   3,565       (5,576)  $    (102,392)
  Class B                          --         (549)        293          5,360       26           449         (188)         (3,334)
  Class C                          --      (12,371)        436          7,995      664        10,935         (834)        (15,192)
  Class Q                          --          (23)         89          1,509        1            23         (100)         (1,693)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------
    Total                          --   $  (17,347)      6,756   $    122,926      905     $  14,972       (6,698)  $    (122,611)
-------------------------  ----------   ----------   ---------   ------------   --------   ---------   ----------   -------------

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
SHAREHOLDER MEETINGS (UNAUDITED)
------------------------------------------------------------------------

SPECIAL MEETINGS OF SHAREHOLDERS

A series of special meetings of shareholders of the Trust were held at the offices of the Trust on March 23, 1998, March 26, 1998, and June 5, 1998. A brief description of each matter voted upon as well as the voting results are outlined below.

1. Shareholders of the Institutional Portfolios were asked to vote upon an amendment to the Trust's Declaration of Trust authorizing its Board of Trustees to create classes of shares of the Institutional Portfolios, to rename the Institutional Portfolios as the "Funds" and to designate the existing shares of the Institutional Portfolios as "Class I" shares of the Funds.

INSTITUTIONAL
PORTFOLIO                 FOR        AGAINST    ABSTAINING     TOTAL
---------------------  ----------  -----------  -----------  ----------
Balanced Growth......      46,650          --           34       46,684
Convertible(1).......   3,513,890          --          279    3,514,169
Emerging Countries...   2,460,148       7,576          167    2,467,891
Global Growth &
 Income..............     309,121          --           --      309,121
High Quality
 Bond(2).............   1,095,280          --            8    1,095,288
High Yield Bond......     338,312          --           --      338,312
International Core
 Growth..............   1,638,162          --           --    1,638,162
International Small
 Cap Growth..........   2,005,760          --          158    2,005,918
Large Cap Growth.....     112,411          --           --      112,411
Mid Cap Growth(3)....   6,801,623          --          141    6,801,764
Mini Cap Growth......   2,458,511      11,202       26,236    2,495,949
Short Intermediate...   1,043,978          --           --    1,043,978
Small Cap
 Growth(4)...........  11,986,928      32,059      106,366   12,125,353
Strategic Income.....     308,625          --           --      308,625
Value................     399,635          --          131      399,766
Worldwide Growth.....     350,845          --           --      350,845

2. Shareholders of the Institutional Portfolios and the Money Market Portfolio were asked to authorize the Board of Trustees to eliminate each such Portfolios current policy of investing all of its assets in a corresponding portfolio of Nicholas-Applegate Investment Trust.

INSTITUTIONAL
PORTFOLIO                 FOR        AGAINST    ABSTAINING     TOTAL
---------------------  ----------  -----------  -----------  ----------
Balanced Growth......      46,650          --           34       46,684
Convertible(1).......   3,513,890          --          279    3,514,169
Emerging Countries...   2,460,148       7,576          167    2,467,891
Global Growth &
 Income..............     309,121          --           --      309,121
High Quality
 Bond(2).............   1,095,288          --            8    1,095,296
High Yield Bond......     338,312          --           --      338,312
International Core
 Growth..............   1,638,162          --           --    1,638,162
International Small
 Cap Growth..........   2,005,760          --          158    2,005,918
Large Cap Growth.....     112,411          --           --      112,411
Mid Cap Growth(3)....   6,801,623          --          141    6,801,764
Mini Cap Growth......   2,458,511      11,009       18,681    2,488,201
Money Market.........  32,231,906         708           --   32,232,614
Short Intermediate...   1,043,978          --           --    1,043,978
Small Cap
 Growth(4)...........  11,986,928      32,059    1,106,366   13,125,353
Strategic Income.....     308,625          --           --      308,625
Value................     399,766          --          131      399,897
Worldwide Growth.....     350,845          --           --      350,845

3. Shareholders of the A, B, C and Advisory Portfolios were asked to vote upon the proposed reorganization of the A, B, C and Advisory Portfolios pursuant to an Agreement and Plan of Reorganization providing for (i) the receipt by each A, B, C and Advisory Portfolio of its pro rata portion of the assets of the corresponding series of Nicholas-Applegate Investment Trust, upon dissolution of such series; (ii) the transfer by the A, B, C and Advisory Portfolios of such assets to the corresponding Fund of the Trust in exchange for Class A, B, C and Q shares of such Fund; (iii) the receipt by each shareholder of an A, B, C or Advisory Portfolio of Class A, B, C or Q shares of the corresponding Fund in exchange for shares of such Portfolio; and (iv) the termination of the A, B, C and Advisory Portfolios.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
SHAREHOLDER MEETINGS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

PORTFOLIO                 FOR       AGAINST   ABSTAINING     TOTAL
---------------------  ----------  ---------  -----------  ----------
Balanced Growth A....     137,199      2,658       4,810      144,667
Balanced Growth B....      79,926        973       2,068       82,967
Balanced Growth C....     571,784     23,359      19,639      614,782
Balanced Growth Q....       6,443         --          --        6,443
Convertible A(1).....   1,246,268     85,067      53,901    1,385,236
Convertible B(1).....     598,288      8,941      25,255      632,484
Convertible C(1).....   1,700,256     40,783     104,070    1,845,109
Convertible Q(1).....     181,774        518       2,976      185,268
Emerging Countries
 A...................   1,389,836     11,056      49,195    1,450,087
Emerging Countries
 B...................     871,587     15,106      35,797      922,490
Emerging Countries
 C...................     991,168     24,641      43,133    1,058,942
Emerging Countries
 Q...................     835,630     13,620      17,059      866,309
Government Income
 A(5)................      35,786      5,208       2,790       43,784
Government Income
 B(5)................      93,081         75       3,084       96,240
Government Income
 C(5)................     206,416      6,536       5,742      218,694
Government Income
 Q(5)................       1,406         --          --        1,406
International Core
 Growth A............     115,833        500       4,268      120,601
International Core
 Growth B............     171,226      4,838       3,630      179,694
International Core
 Growth C............      41,318      3,710          --       45,028
International Core
 Growth Q............      45,571      1,163          --       46,734
International Small
 Cap Growth A........     224,765        132       2,632      227,529
International Small
 Cap Growth B........     226,522      1,596       9,228      237,346
International Small
 Cap Growth C........     110,154         58      39,726      149,938
International Small
 Cap Growth Q........       8,548        201          --        8,749
Large Cap Growth A...     101,399      1,089          --      102,488
Large Cap Growth B...      63,775         --       5,526       69,301
Large Cap Growth C...       9,645        397          --       10,042
Large Cap Growth Q...       2,046         --          --        2,046
Mid Cap Growth
 A(3)................   2,184,407     42,489     107,979    2,334,875
Mid Cap Growth
 B(3)................     783,044      8,446      36,576      828,066
Mid Cap Growth
 C(3)................   4,008,874     95,478     494,597    4,598,949
Mid Cap Growth
 Q(3)................     426,681         --          --      426,681
Small Cap Growth
 A(4)................   4,401,185    176,289     189,843    4,767,317
Small Cap Growth
 B(4)................     917,672     17,971      51,960      987,603
Small Cap Growth
 C(4)................   5,200,887    201,855     436,980    5,839,722
Small Cap Growth
 Q(4)................      79,480        871       3,854       84,205
Worldwide Growth A...     673,839     21,161      26,054      721,054
Worldwide Growth B...     232,913         38       5,799      238,750
Worldwide Growth C...   2,017,936     51,334      99,945    2,169,215
Worldwide Growth Q...      21,757        155         112       22,024

4. Shareholders for all of the Portfolios were asked to elect the following Trustees of the Trust to hold office until their successors are elected and qualified:

              Fred C. Applegate
              Arthur B. Laffer
              Charles E. Young
              Arthur E. Nicholas
              Dann V. Angeloff
              Walter E. Auch
              Theodore J. Coburn
              Darlene D. Deremer
              George F. Keane

   For the Portfolios listed, the Trustees each received the following votes:

PORTFOLIO                     FOR           AGAINST     ABSTAINING      TOTAL
----------------------  ----------------  ------------  -----------  -----------
Balanced Growth A.....        175,018         1,507            312       176,837
Balanced Growth B.....        116,966         1,831            113       118,910
Balanced Growth C.....        660,578         6,092            741       667,411
Balanced Growth I.....         46,650            --             34        46,684
Balanced Growth Q.....          6,443            --             --         6,443
Convertible A(1)......      1,270,916       116,355          7,836     1,395,107
Convertible B(1)......        777,283        19,445          7,449       804,177
Convertible C(1)......      1,932,993        68,945          3,910     2,005,848
Convertible I(1)......      3,516,133            --            122     3,516,255
Convertible Q(1)......        185,909           518             --       186,427
Emerging Countries A..      1,666,613+       68,568+        12,367     1,797,542
Emerging Countries B..      1,174,056        51,672          9,029     1,234,757
Emerging Countries C..      1,249,671        26,476          3,382     1,279,529
Emerging Countries I..      2,459,570         7,576          1,161     2,468,307
Emerging Countries Q..      1,087,663        40,089             --     1,127,752
Emerging Markets Bond
 I....................        344,193            --             --       344,193
Global Blue Chip I....        596,188            --             --       596,188
Global Growth & Income
 I....................        309,853            --             --       309,853
Government Income
 A(5).................         43,632           953          4,606        49,191
Government Income
 B(5).................        136,668++         948             --       137,616
Government Income
 C(5).................        202,611         6,048         14,809       223,468
Government Income
 Q(5).................          1,406            --             --         1,406
High Quality Bond
 I(2).................      1,095,280            --              8     1,095,288
High Yield Bond
 I(1).................        338,312            --             --       338,312

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
SHAREHOLDER MEETINGS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

PORTFOLIO                     FOR           AGAINST     ABSTAINING      TOTAL
----------------------  ----------------  ------------  -----------  -----------
International Core
 Growth A.............        134,930        10,297          1,268       146,495
International Core
 Growth B.............        182,340         7,667          1,377       191,384
International Core
 Growth C.............         60,098            --          1,115        61,213
International Core
 Growth I.............      1,638,981            --             --     1,638,981
International Core
 Growth Q.............         45,571         1,163             --        46,734
International Small
 Cap Growth A.........        260,326         7,423+++         132       267,881
International Small
 Cap Growth B.........        281,546        13,462          1,338       296,346
International Small
 Cap Growth C.........        169,390++++     7,515            581       176,986
International Small
 Cap Growth I.........      2,005,760            --            158     2,005,918
International Small
 Cap Growth Q.........          8,749            --             --         8,749
Large Cap Growth A....        104,774            --             --       104,774
Large Cap Growth B....         76,170         7,007              7        83,184
Large Cap Growth C....         12,647            --            251        12,898
Large Cap Growth I....        112,411            --             --       112,411
Large Cap Growth Q....          2,554            --             --         2,554
Latin America I.......         86,894            --             --        86,894
Mid Cap Growth A(3)...      2,661,222        89,517          8,343     2,759,082
Mid Cap Growth B(3)...      1,087,174        51,311         10,622     1,149,107
Mid Cap Growth C(3)...      5,135,927            --        385,760     5,521,687
Mid Cap Growth I(3)...      6,802,230            --             --     6,802,230
Mid Cap Growth Q(3)...        594,557            --             --       594,557
Mini Cap Growth I.....      3,177,559         8,288          5,616     3,191,463
Money Market..........     34,608,375            --            751    34,609,126
Short Intermediate
 I....................      1,043,978            --             --     1,043,978
Small Cap Growth
 A(4).................      5,298,173            --        144,089     5,442,262
Small Cap Growth
 B(4).................      1,180,573        51,027          5,689     1,237,289
Small Cap Growth
 C(4).................      6,379,457            --        226,912     6,606,369
Small Cap Growth
 I(4).................     11,986,514        32,059      1,106,779    13,125,352
Small Cap Growth
 Q(4).................         83,614            --             --        83,614
Strategic Income I....        308,625            --             --       308,625
Value I...............        399,635            --            131       399,766
Worldwide Growth A....        804,022        21,337          3,046       828,405
Worldwide Growth B....        314,449         3,240          1,949       319,638
Worldwide Growth C....      2,272,218            --         58,763     2,330,981

PORTFOLIO                     FOR           AGAINST     ABSTAINING      TOTAL
----------------------  ----------------  ------------  -----------  -----------
Worldwide Growth I....        350,845            --             --       350,845
Worldwide Growth Q....         14,220            --            112        14,332

      + For Emerging Countries Portfolio A, Fred C. Applegate, Arthur B. Laffer and Charles E. Young each received 1,716,613 votes "for" and 68,562 votes "against" election.

     ++ For Government Income Portfolio B, Arthur B. Laffer received 140,452 votes "for" election.

    +++ For International Small Cap Growth A, Fred C. Applegate received 14,623 votes "against" election.

   ++++ For International Small Cap Growth C, Fred C. Applegate received 168,890 votes "for" election.

5. Shareholders were asked to ratify the selection of Ernst & Young, L.L.P. as independent accountants for the Trust.

PORTFOLIO                          FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
Balanced Growth A............      173,471         268        3,097       176,836
Balanced Growth B............      116,732          --        2,177       118,909
Balanced Growth C............      637,650      20,713        9,047       667,410
Balanced Growth I............       46,684          --           --        46,684
Balanced Growth Q............        6,443          --           --         6,443
Convertible A(1).............    1,360,911       4,607       29,588     1,395,106
Convertible B(1).............      787,787       1,783       14,608       804,178
Convertible C(1).............    1,934,565      15,151       56,133     2,005,849
Convertible I(1).............    3,516,254          --           --     3,516,254
Convertible Q(1).............      185,067         429          930       186,426
Emerging Countries A.........    1,707,053       5,985       34,271     1,747,309
Emerging Countries B.........    1,206,380       6,100       22,279     1,234,759
Emerging Countries C.........    1,254,750       8,587       16,192     1,279,529
Emerging Countries I.........    2,466,786         112        1,409     2,468,307
Emerging Countries Q.........    1,112,378       6,525        8,849     1,127,752
Emerging Markets Bond I......      344,193          --           --       344,193
Global Blue Chip I...........      596,188          --           --       596,188
Global Growth & Income I.....      309,853          --           --       309,853
Government Income A(5).......       40,659       1,137        7,396        49,192
Government Income B(5).......      135,679          --        1,937       137,616
Government Income C(5).......      204,329          --       19,139       223,468
Government Income Q(5).......        1,406          --           --         1,406
High Quality Bond I(2).......    1,095,280          --            8     1,095,288
High Yield Bond..............      338,312          --           --       338,312
International Core Growth A..      133,197         510       12,789       146,496
International Core Growth B..      184,911       2,843        4,377       192,131
International Core Growth C..       61,214          --           --        61,214
International Core Growth
 I...........................       46,734          --           --        46,734
International Core Growth Q..    1,638,981          --           --     1,638,981
International Small Cap
 Growth A....................      266,899          --          982       267,881

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
SHAREHOLDER MEETINGS (UNAUDITED) -- CONTINUED
--------------------------------------------------------------------------------

PORTFOLIO                          FOR        AGAINST    ABSTAINING      TOTAL
-----------------------------  -----------  -----------  -----------  -----------
International Small Cap
 Growth B....................      284,198       2,032       10,117       296,347
International Small Cap
 Growth C....................      172,826           3        4,657       177,486
International Small Cap
 Growth I....................    2,005,760          --          158     2,005,918
International Small Cap Q....        8,749          --           --         8,749
Large Cap Growth A...........      103,685       1,089        1,179       105,953
Large Cap Growth B...........       76,480          --        5,704        82,184
Large Cap Growth C...........       12,250         397          251        12,898
Large Cap Growth I...........      112,411          --           --       112,411
Large Cap Growth Q...........        2,554          --           --         2,554
Latin America I..............       86,894          --           --        86,894
Mid Cap Growth A(3)..........    2,693,525      20,617       44,942     2,759,084
Mid Cap Growth B(3)..........    1,117,102      11,372       20,633     1,149,107
Mid Cap Growth C(3)..........    5,135,292      44,582      356,248     5,536,122
Mid Cap Growth I(3)..........    6,802,371          --           --     6,802,371
Mid Cap Growth Q(3)..........      591,517       3,040           --       594,557
Mini Cap Growth I............    3,168,700       3,496       19,265     3,191,461
Money Market.................   35,332,925          13       22,145    35,355,083
Short Intermediate I.........    1,043,954          24           --     1,043,978
Small Cap Growth A(4)........    5,324,588      35,475      210,997     5,571,060
Small Cap Growth B(4)........    1,204,324      12,498       20,463     1,237,285
Small Cap Growth C(4)........    6,389,013      71,618      157,262     6,617,893
Small Cap Growth I(4)........    7,229,243          --    5,896,109    13,125,352
Small Cap Growth Q(4)........       90,625         871        2,802        94,298
Strategic Income I...........      308,625          --           --       308,625
Value I......................      399,635          --          131       399,766
Worldwide Growth A...........      802,970       3,437       21,998       828,405
Worldwide Growth B...........      314,659       1,004        3,975       319,638
Worldwide Growth C...........    2,291,944      10,935       35,866     2,338,745
Worldwide Growth I...........      350,845          --           --       350,845
Worldwide Growth Q...........       22,025          --           --        22,025

    1   Prior to July 24, 1998, the Portfolios were named Income & Growth
         Portfolios.

    2   Prior to July 24, 1998, the Portfolio was named Fully Discretionary
         Fixed Income Portfolio I.

    3   Prior to July 24, 1998, the Portfolios were named Core Growth
         Portfolios.

    4   Prior to July 24, 1998, the Portfolios were named Emerging Growth
         Portfolios.

    5   On July 24, 1998, Government Income Portfolios A, B, C and Qualified
         transferred their assets to the Fully Discretionary Fixed Income Portfolio, which subsequently changed its name to the High Quality Bond Fund.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)
FEDERAL TAX INFORMATION (UNAUDITED)
------------------------------------------------------------------------

  Pursuant to section 852 of the I.R.C., as amended, the Funds hereby designate the following amounts as capital gain:

Convertible.....................................     790,823
Emerging Countries..............................     433,310
Global Blue Chip................................       2,866
High Quality Bond...............................      82,031
International Core Growth.......................          --
International Small Cap.........................   2,221,926
Large Cap Growth................................          --
Mid Cap Growth..................................   5,782,119
Mini Cap Growth.................................   4,859,971
Small Cap Growth................................  19,119,994
Value...........................................     591,285
Worldwide Growth................................   1,925,187

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
725 SOUTH FIGUEROA STREET
LOS ANGELES, CALIFORNIA 90017
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS
(RENAMED PILGRIM MUTUAL FUNDS)

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds): Large Cap Growth Fund, Value Fund, Mid Cap Growth Fund (formerly Core Growth Fund), Small Cap Growth Fund (formerly Emerging Growth Fund), Mini Cap Growth Fund, Convertible Fund (formerly Income & Growth Fund), High Quality Bond Fund (formerly Fully Discretionary Fixed Income Fund), High Yield Bond Fund, Short-Intermediate Fund, International Core Growth Fund, International Small Cap Growth Fund (formerly International Growth Fund), Emerging Countries Fund, Greater China Fund, Latin America Fund, Pacific Rim Fund, Worldwide Growth Fund, Global Blue Chip Fund, Global Growth & Income Fund and Global Technology Fund (hereinafter the "Funds") as of March 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights of the Funds' Institutional shares (Class I) for each of the four fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the fiscal year ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996 through 1999 financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective above-mentioned Funds of Nicholas-Applegate Mutual Funds (renamed Pilgrim Mutual Funds) as of March 31, 1999, the results of their operations for the fiscal year then ended, changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the four fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 7, 1999

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

                      TRUSTEES_ OF_ PILGRIM_ MUTUAL_ FUNDS

                               Arthur E. Nicholas
                               Fred C. Applegate
                              Dr. Arthur B. Laffer
                                Charles E. Young
                                Dann V. Angeloff
                                 Walter A. Auch
                               Theodore J. Coburn
                               Darlene T. DeRemer
                                George F. Keane

                                    OFFICERS

                         Arthur E. Nicholas, PRESIDENT
                        Peter J. Johnson, VICE PRESIDENT
                         E. Blake Moore, Jr., SECRETARY
                            William Maher, TREASURER

                              INVESTMENT_ MANAGER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                                    PNC Bank

                                TRANSFER_ AGENT

                       State Street Bank & Trust Company

NICHOLAS-APPLEGATE-Registered
                   Trademark-
MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800 - 551 - 8643
Nicholas-Applegate Securities, Distributor





                                                                      ANN98INST